UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party Other Than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FirstCash Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

To the Stockholders of FirstCash Holdings, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Company’s corporate offices located at 1600 West 7th Street, Fort Worth, Texas 76102 at 10:00 a.m. CDT on Tuesday, June 9, 2026.

The purpose of the Annual Meeting is (i) to elect a class of directors to serve a three-year term beginning in 2026, (ii) ratify the selection of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026, (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (iv) to approve the reincorporation of the Company to the State of Texas by conversion and (v) to transact such other business as may properly come before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to stockholders on the internet. These rules allow us to provide our stockholders with the information they need, while lowering the costs and reducing the environmental impact of our Annual Meeting. Unless you previously requested a paper copy of our proxy materials, you will receive a Notice Regarding the Availability of Proxy Materials which tells you how to access the materials on the internet.

Whether or not you plan to attend the Annual Meeting, please vote by internet or telephone at your earliest convenience or complete and return your proxy card if you requested a paper copy of our materials. You may choose to attend the meeting and personally cast your votes even if you fill out and return a proxy card.

We hope that you will be able to join us at the FirstCash Holdings, Inc. Annual Meeting on June 9.

Very truly yours,

Rick L. Wessel
Vice-Chairman of the Board and Chief Executive Officer

Fort Worth, Texas
April [ ], 2026

FirstCash Holdings, Inc.

1600 West 7th Street

Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of FirstCash Holdings, Inc. (the “Company”) will be held at the Company’s corporate offices located at 1600 West 7th Street, Fort Worth, Texas 76102 at 10:00 a.m. CDT on Tuesday, June 9, 2026.

The Annual Meeting is called for the following purposes:

1.	To elect Messrs. Daniel E. Berce, Mikel D. Faulkner and Randel G. Owen as directors of the Company for a three-year term beginning in 2026;

2.	To ratify the selection of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To approve the reincorporation of the Company to the State of Texas by conversion; and

5.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 13, 2026 will be entitled to notice of and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to be held on June 9, 2026:

The Proxy Statement and the 2025 Annual Report to Stockholders are available at the Company’s website and can be accessed at www.firstcash.com, where a link to the Annual Report on Form 10-K is available on the Investor Relations page of the website (investors.firstcash.com).

PLEASE USE INTERNET OR TELEPHONE VOTING OR COMPLETE AND RETURN A PROXY CARD SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES AT THE ANNUAL MEETING.

By Order of the Board of Directors,

R. Douglas Orr
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Fort Worth, Texas
April [ ], 2026

FirstCash Holdings, Inc.

1600 West 7th Street

Fort Worth, Texas 76102

PROXY STATEMENT

for

Annual Meeting of Stockholders

GENERAL INFORMATION

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (“Board” or “Board of Directors”) of FirstCash Holdings, Inc., a Delaware corporation (“FirstCash” or the “Company”), for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s corporate offices located at 1600 West 7th Street, Fort Worth, Texas 76102 at 10:00 a.m. CDT, on Tuesday, June 9, 2026, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Company is mailing a printed copy of this Proxy Statement, a proxy card and the 2025 Annual Report of the Company to certain of its registered stockholders who have not consented to electronic delivery of their proxy materials on or about April [ ], 2026, and the Company is mailing a copy of a Notice of Internet Availability to all other stockholders on or about April [ ], 2026.

The close of business on April 13, 2026 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 43,836,687 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (described below) will be counted as present for the purposes of determining the presence of a quorum.

If your shares are held in the name of a broker, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” You are not the “record holder” of such shares. If this is the case, this Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial holder, you generally have the right to direct your broker, bank or other nominee as to how to vote your shares by providing them with voting instructions.

If you do not provide voting instructions to your broker, bank or other nominee, the voting of your shares by the bank, broker or other nominee is governed by the rules of the Nasdaq Global Select Market (“Nasdaq”). These rules allow banks, brokers and other nominees to vote shares in their discretion on “routine” matters for which the “beneficial holder” does not provide voting instructions. On matters considered “non-routine,” banks, brokers and other nominees may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.”

If you do not instruct your bank, brokerage firm or other nominee in accordance with their directions how to vote your shares prior to the date of the Annual Meeting, your bank, brokerage firm or other nominee cannot vote your shares on the following proposals: “Proposal 1 - Election of Directors,” “Proposal 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers” or “Proposal 4 - Approval of the Reincorporation of the Company to the State of Texas by Conversion” and such shares will be considered “broker non-votes.” Broker non-votes will not affect the outcome of votes for Proposals 1 or 3. Broker non-votes will have the same effect as a vote against Proposal 4. Your bank or brokerage firm may vote your shares in its discretion on “Proposal 2 - Ratification of Independent Registered Public Accounting Firm.”

Each share of Common Stock is entitled to one vote on all questions requiring a stockholder vote at the Annual Meeting. The votes required to act on each proposal at the Annual Meeting are summarized below.

1

Proposal 1 — Election of Directors. A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the election of directors under Proposal 1, as set forth in the Notice. Stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved. The election of directors is also subject to the Company’s Majority Voting Policy, which is described below in the “Corporate Governance, Board Matters and Director Compensation” section of this Proxy Statement.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of the Company’s independent public accountants under Proposal 2, as set forth in the Notice. Since this proposal is considered a routine matter, brokers will be permitted to vote shares without instruction as to this proposal, and there will be no broker non-votes with respect to this proposal. Abstentions will have the same effect as votes against Proposal 2.

Proposal 3 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The non-binding resolution to approve the compensation of the Company’s named executive officers will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote are voted in favor of the proposal. Broker non-votes will have no effect in determining whether the proposal has been approved. Abstentions will have the same effect as votes against Proposal 3.

Proposal 4 — Approval of the Reincorporation of the Company to the State of Texas by Conversion. The affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for the approval of Proposal 4. Broker non-votes will have the same effect as votes against Proposal 4. Abstentions will have the same effect as votes against Proposal 4.

Stockholder Proposals. If any stockholder proposal is properly presented at the Annual Meeting, the stockholder proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Broker non-votes will have no effect on the outcome of the vote on the proposal. Abstentions will have the same effect as votes against any stockholder proposal.

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy without attending the Annual Meeting. You may vote by mail by marking, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also vote over the internet at www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

You may also vote by telephone at 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions. The proxy card the Company mails will further instruct you on how to vote over the internet or by telephone. If you hold your shares in an account through a broker, bank or other nominee in “street name,” you should complete, sign and date the voting instruction card that your broker, bank or nominee provides to you or as your broker or bank nominee otherwise instructs.

Attendance at the Annual Meeting will be limited to stockholders of the Company (or their authorized representatives) as of the record date. If you wish to attend the Annual Meeting in person, you will need to present a valid government-issued photo identification, such as a driver’s license or passport. Beneficial stockholders holding their shares through a broker, bank or other nominee in “street name” will need to bring proof of beneficial ownership as of the record date, such as a recent brokerage account statement, the voting instruction card provided by their broker, bank or other nominee or similar evidence of ownership. Stockholders of record will be verified against an official list available at the registration area. The Company reserves the right to deny admission to anyone who cannot show sufficient proof of stock ownership as of the record date.

2

All shares represented by properly-executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted in accordance with the recommendation of the Board of Directors as follows: (i) TO ELECT MESSRS. DANIEL E. BERCE, MIKEL D. FAULKNER AND RANDEL G. OWEN AS DIRECTORS; (ii) TO RATIFY THE SELECTION OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2026; (iii) TO APPROVE THE ADVISORY PROPOSAL ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND (iv) TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION. The designated proxies will vote in their discretion on any other matter that may properly come before the Annual Meeting. At this time, the Company is unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (i) by the execution and submission of a revised proxy, (ii) by written notice to the Corporate Secretary of the Company or (iii) by voting in person at the Annual Meeting.

3

The Company’s primary corporate website is www.firstcash.com, where a link to the Annual Report on Form 10-K is available on the Investor Relations page of the website (investors.firstcash.com). The Annual Report on Form 10-K, covering the Company’s year ended December 31, 2025, including audited financial statements, is enclosed herewith. The Annual Report on Form 10-K does not form any part of the material for solicitation of proxies.

The Company will provide, without charge, a printed copy of its Annual Report on Form 10-K upon written request to the Corporate Secretary, at 1600 West 7th Street, Fort Worth, Texas 76102. Upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits, the Company will provide exhibits to its Annual Report on Form 10-K.

PROPOSAL 1

ELECTION OF DIRECTORS

The bylaws of the Company (the “bylaws”) provide that the Board of Directors will determine the number of directors but shall consist of at least one director and no more than 15 directors. Currently, the number of directors is set at a total of eight directors. The stockholders of the Company elect the directors. At each annual meeting of the stockholders of the Company, successors of the class of directors whose term expires at the annual meeting will be elected for a three-year term. Any director elected to fill a vacancy or newly-created directorship resulting from an increase in the authorized number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors, however resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors does not contemplate that the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

The Board of Directors currently consists of eight directors, six of whom are independent, as follows:

Name	Age	Principal Occupation	Independence Status
Daniel R. Feehan	75	Chairman of the Board, FirstCash Holdings, Inc.	Employee
Rick L. Wessel	67	Vice-Chairman of the Board and CEO, FirstCash Holdings, Inc.	Employee
Mikel D. Faulkner	76	Former Executive Chairman, Nautilus Marine Services PLC	Lead Independent Director
Daniel E. Berce	72	Former President and CEO, General Motors Financial Company, Inc.	Independent Director
Marthea Davis	47	Founder and Principal, Macgregor Strategies, LLC	Independent Director
Paula K. Garrett	65	Former Vice-President of Finance, Operations and Information System Technology for the Latin America Region, Mary Kay, Inc.	Independent Director
James H. Graves	77	Managing Director and Partner, Erwin, Graves & Associates, LP	Independent Director
Randel G. Owen	67	Former President and CEO, Global Medical Response	Independent Director

Biographical information for the directors is as follows:

Daniel R. Feehan has served as chairman of the Board of Directors of FirstCash since the Company’s 2016 merger (the “Merger”) with Cash America International, Inc. (“Cash America”). Previously, Mr. Feehan served as a director and executive chairman of Cash America from November 1, 2015 until the Merger. Mr. Feehan served as the chief executive officer of Cash America from February 2000 to November 2015. Prior to that, Mr. Feehan served in other executive management roles at Cash America, including president and chief operating officer and chief financial officer, the first of which roles began in 1990. Mr. Feehan currently serves as a director of AZZ Inc. (NYSE: AZZ), a provider of galvanizing and coil coating solutions, and as a director of Enova International, Inc. (NYSE: ENVA), an online lending company that was spun off from Cash America in 2014. Mr. Feehan received a Bachelor of Business Administration degree in Accounting from Texas A&M University and has been recognized as a Distinguished Alumnus of that institution.

4

Rick L. Wessel has served as vice-chairman of the Board of Directors of the Company since September 2016, as chief executive officer since November 2006 and has been a director since November 1992. Mr. Wessel previously served as president from May 1998 to September 2016, chairman of the Board of Directors from October 2010 to September 2016, vice-chairman of the Board of Directors from November 2004 to October 2010, secretary and treasurer of the Company from May 1992 to November 2006 and chief financial officer of the Company from May 1992 to December 2002. Prior to February 1992, Mr. Wessel was employed by Price Waterhouse LLP for approximately nine years.

Mikel D. Faulkner was appointed to the Board of Directors in 2009 and has served as the lead independent director since October 2017. From February 2017 to February 2019, Mr. Faulkner served as executive chairman of the board of directors of Nautilus Marine Services PLC, an investment company focused on the global offshore services industry and quoted on the London Stock Exchange (AIM). From 2002 to February 2017, Mr. Faulkner served as executive chairman of the board of directors of Global Energy Development PLC, an international oil and gas exploration company, quoted on the London Stock Exchange (AIM). Mr. Faulkner served as chief executive officer of HKN, Inc. (ASE: HKNI) from 1982 to 2017, chairman of HKN, Inc. from 1991 to 2003 and president and chief executive officer of HKN, Inc. from 2003 to 2017. HKN, Inc., formerly Harken Energy Corporation (NYSE), was an independent energy company.

Daniel E. Berce has served as a director of FirstCash since the Merger in 2016 and previously served as a Cash America director from 2006 to 2016. Until his retirement in April 2025, Mr. Berce was president and chief executive officer of General Motors Financial Company, Inc. (formerly AmeriCredit Corp.) since its acquisition by General Motors Company in October 2010. Mr. Berce served as AmeriCredit Corp.’s chief executive officer from August 2005 to October 2010, president from April 2003 to October 2010 and vice-chairman and chief financial officer from November 1996 until April 2003. Mr. Berce served as a director at AmeriCredit Corp. from November 1990 to October 2010. Mr. Berce currently serves as chairman of the board of AZZ Inc. (NYSE: AZZ), a provider of galvanizing and coil coating solutions.

Marthea Davis was elected to the Board of Directors in June 2022. Ms. Davis is the founder and principal of Macgregor Strategies, LLC, a risk management and corporate communications advisory firm based in Texas. Ms. Davis served in senior director roles at TrailRunner International, a global public relations firm, from 2020 to 2024, EnerGeo Alliance, a global energy trade association, from 2019 to 2020, and Houston First Corporation, a destination marketing and venue management organization, from 2017 to 2019. Ms. Davis worked with legal and corporate trade associations on regulatory and legislative affairs from 2002 to 2017 in Washington, DC, including matters relating to public company financial accountability, financial industry reform, and corporate compliance frameworks.

Paula K. Garrett was appointed to the Board of Directors in January 2021. From 2005 until her retirement in 2023, Ms. Garrett served as the vice president of finance, operations and information system technology for the Latin America region of Mary Kay, Inc. (“Mary Kay”), a multibillion-dollar direct selling beauty company. In this role, she led the financial, operational, technology and other market development functions for all of Mary Kay’s Latin America markets, including Mexico, Brazil, Argentina, Uruguay, Colombia and Peru. From 1999 to 2004, Ms. Garrett held roles at Mary Kay as region controller, Latin America and internal audit project manager. Ms. Garrett’s employment experience also includes service as internal audit manager of Oryx Energy Company from 1998 to 1999 and experience in a progression of accounting and internal audit positions from 1984 to 1998.

James H. Graves has served as a director of FirstCash since the Merger in 2016 and previously served as a Cash America director from 1996 to 2016. Mr. Graves has served as managing director and partner of Erwin, Graves & Associates, LP, a management consulting firm located in Dallas, Texas, since January 2001. Prior to that, Mr. Graves held various positions, including chief operating officer, with J.C. Bradford & Company, a Nashville-based securities firm. Mr. Graves also worked for Dean Witter Reynolds, Inc. as the head of the energy group and later as head of the industry investment banking groups in New York. Mr. Graves previously served as a director at Hallmark Financial Services, Inc., a publicly traded insurance company, serving from 1995 to June 2022, as a director of Atlantic Capital Bancshares, Inc., a publicly traded bank holding company, serving from 2017 to March 2022, and as a director of Tristate Capital Holdings, Inc., a publicly traded bank holding company, serving from 2011 through July 2015.

Randel G. Owen was appointed to the Board of Directors in 2009. From March 2018 to December 2022, Mr. Owen served as president and chief executive officer of Global Medical Response, an industry-leading air, ground, specialty and residential fire services and managed medical transportation organization. From July 1999 to March 2018, Mr. Owen held roles as president of ambulatory services, chief financial officer and executive vice president of Envision Healthcare Corporation, a large, publicly-held healthcare company and national emergency services provider business, and its predecessor companies including American Medical Response (“AMR”) and EmCare Holdings Inc. (“EmCare”). Mr. Owen was appointed executive vice president and chief financial officer of AMR in March 2003. Mr. Owen joined EmCare in July 1999 and served as executive vice president and chief financial officer from June 2001 to March 2003. Before joining EmCare, Mr. Owen was vice president of Group Financial Operations for PhyCor, Inc. from 1995 to 1999. Mr. Owen has more than 40 years of experience in the healthcare industry.

5

There are no family relationships among any directors or executive officers.

Director Terms

The directors are divided into three classes. At each annual meeting of stockholders, one class is elected to hold office for a term of three years. Directors serve until the earlier of (i) their death, resignation, retirement, removal or disqualification, or (ii) until their successor is elected and qualified. The directors standing for election at the Annual Meeting are Messrs. Daniel E. Berce, Mikel D. Faulkner and Randel G. Owen. Messrs. Rick L. Wessel and James H. Graves are expected to stand for election in 2027, and Mr. Daniel R. Feehan, Ms. Marthea Davis and Ms. Paula K. Garrett are expected to stand for election in 2028.

Required Vote

Proxies will be voted for the election of Messrs. Daniel E. Berce, Mikel D. Faulkner and Randel G. Owen as directors of the Company unless otherwise specified in the proxy. A plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote will be necessary to elect the nominees as directors. If, for any reason, any nominee is unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the accompanying proxy. Abstentions will be counted separately and used for purposes of calculating whether a quorum is present at the Annual Meeting. The Company has adopted a majority voting policy for non-contested director elections, which is described below in the “Corporate Governance, Board Matters and Director Compensation” section.

Recommendation of the Board of Directors

Based on the respective nominees’ experience, the Nominating and Corporate Governance Committee of the Board of Directors and the entire Board of Directors unanimously recommend a vote “FOR” the election of Messrs. Daniel E. Berce, Mikel D. Faulkner and Randel G. Owen as directors of the Company.

CORPORATE GOVERNANCE, BOARD MATTERS AND DIRECTOR COMPENSATION

Board of Directors, Committees and Meetings

The Board of Directors held four meetings during the year ended December 31, 2025. Each director attended, either virtually or in person, at least 75% of the meetings of the Board of Directors during their respective terms. Members of the Board of Directors are encouraged to attend the Company’s Annual Meeting; however, attendance is not mandatory. Mr. Wessel attended last year’s Annual Meeting. In addition, the independent directors of the Company meet separately in executive sessions after regularly-scheduled meetings of the Board of Directors and more frequently as deemed appropriate by the independent directors.

During 2025, each committee member attended, either virtually or in person, at least 75% of the meetings of their respective committees. During 2025, the Audit Committee held four meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held one meeting.

6

During 2025, and as of today, the committees are composed as follows:

Independent Director	Audit	Compensation	Nominating and Corporate Governance
Mikel D. Faulkner (Lead Independent Director)		●	●
Daniel E. Berce	Chair	●
Marthea Davis			●
Paula K. Garrett	●
James H. Graves		Chair	●
Randel G. Owen	●		Chair

7

Board Committees

Audit Committee. The Audit Committee is responsible for the oversight of the Company’s accounting and financial reporting processes. This includes the selection and engagement of the Company’s independent registered public accounting firm and review of the scope of the annual audit, audit fees and results of the audit. The Audit Committee reviews and discusses with management and the Board of Directors such matters as accounting policies, internal accounting controls, procedures for preparation of financial statements and other financial disclosures, scope of the audit, the audit plan and the independence of such accountants. In addition, the Audit Committee has oversight over the Company’s internal audit and regulatory compliance functions and its cybersecurity program. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Securities Act”), and the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Board of Directors has adopted a charter for the Audit Committee, which is available to stockholders as described below and is reviewed annually.

Compensation Committee. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (“CEO”), evaluating the CEO’s performance in light of those goals and objectives, and recommending to the Board of Directors for approval of the CEO’s compensation. The Compensation Committee is also responsible for recommending to the Board of Directors for approval the compensation of all other executive officers of the Company. In addition, the Compensation Committee oversees and approves grants and awards under the Company’s equity-based plans, incentive compensation plans and tax-qualified employee benefit plans, and approves severance and other termination payments to executive officers.

The Board of Directors has adopted a charter for the Compensation Committee, which is available to stockholders as described below and is reviewed annually. Pursuant to its charter, the Compensation Committee may delegate all or a portion of its duties and responsibilities to one or more subcommittees consisting of one or more of its members. For more information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation, see “Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors concerning the governance structure and practices of the Company, including the size of the Board of Directors and the size and composition of various committees of the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors, and to recommend to the Board of Directors the nominees to stand for election as directors at the Annual Meeting of Stockholders. The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee, which is available to stockholders as described below and is reviewed annually.

The Board of Directors has determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is independent under the listing standards of Nasdaq, the Securities and Exchange Commission (“SEC”) rules and the Company’s Corporate Governance Guidelines. Each of the Company’s committee charters is publicly available and can be accessed on the Investor Relations page of the Company’s website at investors.firstcash.com. Copies of the Company’s committee charters are also available, free of charge, by submitting a written request to the Corporate Secretary, at 1600 West 7th Street, Fort Worth, Texas 76102.

Directors’ Compensation

The Board of Directors reviews director compensation on a periodic basis. Such reviews include collecting and analyzing benchmarking information from compensation advisory firms regarding the amount and structure of the Company’s director compensation as compared to its peers. The Board of Directors determined the compensation for non-employee directors for 2025 would be structured as follows:

●	Annual cash compensation of $100,000, paid in quarterly installments of $25,000;

●	A grant of 1,263 restricted stock awards valued at $141,380 on the date of grant, January 29, 2025, which fully vested on December 31, 2025; and

●	Supplemental annual cash payments of $25,000 to the lead independent director, $25,000 to the Audit Committee chairman, $20,000 to the Compensation Committee chairman and $15,000 to the Nominating and Corporate Governance Committee chairman, all paid in quarterly installments.

8

The Board of Directors believes the mix of cash and equity compensation provides a balance between short-term cash compensation and long-term compensation tied to the Company’s stock price performance and serves to match the interests of the Company’s non-employee directors with those of stockholders. Based upon benchmark data of the Company’s 2025 Peer Group (as defined and discussed in the “Compensation Discussion and Analysis” herein), the Board of Directors also believes the total director compensation and the mix of compensation is within the competitive range of such compensation for the companies in the 2025 Peer Group.

For the year ended December 31, 2025, the non-employee directors received compensation for service as a director as described above. While there are no supplemental payments for attending the meetings of the Board of Directors and committee meetings, the directors were reimbursed for their reasonable expenses incurred for each Board of Directors and committee meeting attended. The Company only compensates non-employee directors for their services as directors. The compensation paid to Mr. Feehan, who also serves as a non-executive employee of the Company, is described below, and the compensation paid to Mr. Wessel, the Company’s Chief Executive Officer, is described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The following table presents information regarding the compensation paid to the non-employee directors and to Mr. Feehan for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash $	Stock Awards $	All Other Compensation $	Total $
Daniel R. Feehan (1)	—	—	450,000	450,000
Daniel E. Berce	125,000	141,380	—	266,380
Marthea Davis	100,000	141,380	—	241,380
Mikel D. Faulkner	125,000	141,380	—	266,380
Paula K. Garrett	100,000	141,380	—	241,380
James H. Graves	120,000	141,380	—	261,380
Randel G. Owen	115,000	141,380	—	256,380

(1)	Mr. Feehan currently serves as the chairman of the Board of Directors of the Company. Mr. Feehan also served in 2025 as a non-executive employee of the Company pursuant to his employment agreement. The compensation reported represents his salary during the year ended December 31, 2025. In addition, the Company paid for certain standard employee benefit programs for Mr. Feehan, including participation in group health and welfare and retirement benefit plans, which are generally available to all employees.

For 2026, the cash and stock-based compensation for the non-employee directors will remain materially consistent with 2025.

Feehan Employment Agreement

The Company’s chairman of the Board of Directors, Mr. Feehan, is compensated under the terms of an employment agreement with the Company effective January 1, 2024 (the “Feehan Agreement”). The Feehan Agreement has a three-year term which ends on December 31, 2026, providing Mr. Feehan with an annual cash salary of $450,000 and the right to participate in all of the Company’s savings, retirement and welfare benefit plans available to other employees of the Company. Mr. Feehan is not entitled to bonuses, equity grants or other director compensation under the Feehan Agreement.

The Feehan Agreement provides that if Mr. Feehan’s employment with the Company is terminated during the term by the Company without “cause” or by the executive for “good reason” (as such terms are defined in such employment agreement), Mr. Feehan would be entitled to a lump sum cash severance payment equal to one times (or two times, if such termination occurs within twelve months following a change in control of the Company) his salary in effect as of the termination. Mr. Feehan would also be entitled to continue to participate in the Company’s health and welfare benefit plans at active employee rates for a period of eighteen months (the “COBRA subsidy”). Furthermore, if such termination occurs within twelve months following a change in control of the Company, the Company will pay to Mr. Feehan, in lieu of the COBRA subsidy described above, a lump sum in cash in an amount equal to the full monthly cost of health and welfare benefit coverage multiplied by 24.

The Feehan Agreement prohibits Mr. Feehan from competing with the Company during the employment term and for a period of 24 months following termination of employment. Mr. Feehan is also prohibited from soliciting customers of the Company and from recruiting Company employees during this period.

9

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics is publicly available and can be accessed on the Company’s website at www.firstcash.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of its Code of Business Conduct and Ethics on its website (investors.firstcash.com) in accordance with applicable Nasdaq and SEC requirements. Copies of the Company’s Code of Business Conduct and Ethics are also available, free of charge, by submitting a written request to FirstCash Holdings, Inc., Investor Relations, 1600 West 7th Street, Fort Worth, Texas 76102.

Stock Ownership Guidelines for Directors

In an effort to further align the interests of the directors with the interests of stockholders, the Company maintains stock ownership guidelines for non-employee directors. The guideline calls for stock ownership (including the value of non-vested restricted stock awards) having a value equal to five times each director’s annual cash retainer with a five-year accumulation period to fully comply with the guideline once a director becomes subject to the guideline. As of April 13, 2026, all non-employee directors have either met the ownership guideline or have additional time to meet the guideline. Directors who have not met the guideline must retain their vested stock awards until they meet the guideline. While the guidelines do not apply to employee directors, the current stock ownership of the two employee directors would meet the guidelines if calculated at five times the employees’ annual salary.

Majority Voting Policy for Director Elections

The Company has adopted a Majority Voting Policy for director elections. Pursuant to this policy, in an uncontested election of directors (that is, an election where the number of nominees is equal to the number of seats open), any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes for his election must promptly submit an offer of resignation to the Nominating and Corporate Governance Committee following the certification of the stockholder vote for consideration, in accordance with the Company’s Majority Voting Policy.

The Nominating and Corporate Governance Committee will consider any tendered resignation and, promptly following the date of the stockholders’ meeting at which the election occurred, will make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board of Directors, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of the Nominating and Corporate Governance Committee, including, without limitation, the stated reason or reasons why stockholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, the impact the director’s resignation would have on the Company’s compliance with the requirements of the SEC and the rules of Nasdaq) and whether the director’s resignation from the Board of Directors would be in the best interests of the Company and its stockholders.

The Nominating and Corporate Governance Committee will also consider a range of possible alternatives concerning the director’s tendered resignation as members of the committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Nominating and Corporate Governance Committee to have substantially resulted in the “withhold” votes.

The Board of Directors will publicly disclose its decision regarding whether to accept or reject such resignation within 90 days following certification of the stockholder vote and shall disclose the reasons therefor. The Majority Voting Policy is publicly available and can be accessed on the Investor Relations page of the Company’s website at investors.firstcash.com.

Director Independence

The Board of Directors has determined that, with the exception of Messrs. Feehan and Wessel, all of its directors, including all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees, are “independent” as defined by Nasdaq, the SEC and the Company’s Corporate Governance Guidelines. No director is deemed independent unless the Board of Directors affirmatively determines the director has no material relationship with the Company. In making its determination, the Board of Directors observes all criteria for independence established by the rules of the SEC and Nasdaq.

10

Oversight of Risk Management

The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors regularly reviews the Company’s strategic initiatives, which address, among other things, the risks and opportunities facing the Company. The Board of Directors also has overall responsibility for executive officer succession planning and reviews succession plans from time to time. The Board of Directors has delegated certain risk management oversight responsibility to its committees, and primarily the Audit Committee.

As part of its responsibilities, the Audit Committee is responsible for discussing with management the Company’s major risk exposures, including financial risks and cybersecurity, and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies. The Audit Committee also monitors the Company’s compliance with legal and regulatory requirements and the risks associated therewith. On a regular basis, the Audit Committee reviews with senior management significant areas of risk exposure, including financial reporting controls, operational risks, pending litigation, employee issues, cybersecurity, disaster recovery planning, and issues arising from complaints to the Company’s hotline and other risk detection mechanisms.

Cyber and Technology Risk

Given the Company’s status as a pawn store operator and payment solutions company entrusted with the safeguarding of sensitive customer information, the Board of Directors believes that a strong enterprise cybersecurity program is vital to the Company’s overall enterprise risk management. The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. The Board of Directors has tasked the Audit Committee with leading the Company’s cyber and technology risk mitigation efforts. As part of its oversight responsibilities, the Audit Committee is responsible for discussing with management the Company’s major risk exposures, related to cybersecurity and technology, and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies. The Audit Committee also monitors the Company’s compliance with legal and regulatory requirements and the risks associated therewith. On a regular basis, the Audit Committee reviews significant areas of risk exposure involving cybersecurity with senior management.

At the direction of the Audit Committee, the Chief Information Officer (the “CIO”) and his team (the Security Incident Response Team, or “SIRT”) monitor internal and external cybersecurity threats and review and revise the Company’s cybersecurity defenses on an ongoing basis. The Company’s CIO, together with other members of the SIRT, bring a wealth of expertise to their respective roles, including expertise in security technologies; designing and implementing security strategies; security standards such as NIST, ISO, COBIT and ITIL; and risk management and incident response. The CIO prepares reports on IT general controls and cybersecurity metrics for the Audit Committee on a regular basis, and the CIO presents those reports to the Audit Committee and addresses any questions and concerns raised by the Audit Committee. At least annually, the Audit Committee meets with the CIO in person to discuss cybersecurity in greater detail. The Audit Committee reports to the Board of Directors regarding cybersecurity matters, and the Board of Directors addresses cybersecurity issues either directly with management or through the Audit Committee.

Compensation Programs

The Compensation Committee reviews the risks and rewards associated with the Company’s compensation programs. With the assistance of Pay Governance, an independent compensation consulting firm, the Compensation Committee designs compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. While these performance-based compensation and equity programs have been designed and administered in a manner that discourages undue risk-taking by employees, the Compensation Committee believes these programs create appropriate incentives to increase long-term stockholder value. The Compensation Committee has discussed the concept of risk as it relates to the compensation programs and the Compensation Committee does not believe the compensation programs encourage excessive or inappropriate risk-taking for the following reasons:

●	The Company structures its pay to consist of both fixed and variable compensation. The fixed portion of compensation (salary) is designed to provide a steady income independent of the Company’s stock price performance so that executives do not feel pressured to focus exclusively on short-term stock price performance to the long-term detriment of other important business decisions and metrics and are not encouraged to take unnecessary or excessive risks to achieve corporate objectives. The variable portions of compensation (performance-based cash and equity awards along with time-based equity awards) are designed to reward both short- and long-term corporate performance. For short-term performance, the Company utilizes annual incentive-based cash awards that are based primarily on earnings metrics. The metrics are set annually by the Compensation Committee and approved by the Board of Directors. For long-term performance, the Company grants restricted stock awards with a multi-year vesting period primarily tied to the achievement of long-term earnings metrics and total stockholder return (“TSR”). The Company also grants a three-year time-based restricted stock award as part of its long-term incentive plan. The Company believes these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce both superior short- and long-term corporate results.

11

●	Because earnings targets, such as adjusted net income, adjusted diluted earnings per share, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), net revenue (gross profit) and relative TSR are significant performance elements used for determining incentive payments, the Company believes its executives are encouraged to take a balanced approach that focuses on corporate profitability, rather than other measures which may incentivize management to drive sales or growth targets without regard to cost or profitability.

●	The Company caps cash payments for the goals under its annual incentive plan and caps the number of restricted stock awards granted under its long-term incentive plan, which the Company believes also mitigates excessive risk-taking. Even if the Company dramatically exceeds its targets, annual incentive payouts and stock grants are limited by such caps. Conversely, the Company has a floor on earnings and growth targets so that performance below a certain level (as approved by the Compensation Committee) does not result in annual incentive payouts or vesting of performance-based stock awards.

●	The Company’s incentive compensation programs have utilized meaningful earnings and growth targets for many years and the Company has seen no evidence that this encourages unnecessary or excessive risk-taking.

●	The Company believes the use of distinct long-term incentive plans, primarily restricted stock awards, with performance-based vesting over three years, provides a strong incentive for sustained operational and financial performance and aligns the interests of the Company’s executive officers with those of its stockholders.

●	The Compensation Committee has discretion to adjust payouts under both the annual and long-term performance plans to reflect the core operating performance of the business, but it prohibits discretion for payouts above stated maximum awards.

●	The Company maintains an executive compensation recovery, or “clawback,” policy in the event that the Company is required to restate its financial statements. Under the policy, the Company may seek recovery of certain short-term or long-term incentive payments or awards granted to the executive officers.

Board Leadership Structure

Mr. Feehan serves as chairman of the Board of Directors, while Mr. Wessel serves in the role of CEO and is also the vice-chairman of the Board of Directors. In addition, Mr. Faulkner serves as the lead independent director, serving as a liaison between the independent directors and management, chairing executive sessions of the non-management and independent directors and consulting with the chairman and CEO on board agendas and meeting materials.

The Board of Directors recognizes the leadership structure and combination or separation of the chairman, lead independent director and CEO roles is driven by the needs of the Company at any point in time. The Board of Directors does not believe there should be a fixed rule as to whether the offices of chairman and CEO should be vested in the same person or two different people, or whether the chairman should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to fulfill these roles may dictate different outcomes at different times, and the Board of Directors believes that retaining flexibility in these decisions is in the best interest of the Company and its stockholders.

Director Qualifications

At a minimum, candidates for election or appointment to the Board of Directors must have integrity, be committed to act in the best interest of all the Company’s stockholders and be able and willing to devote the required amount of time to the Company’s affairs, including attendance at meetings of the Board of Directors. The Nominating and Corporate Governance Committee seeks to ensure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all stockholders.

12

In recommending candidates, the Nominating and Corporate Governance Committee takes into consideration any criteria approved by the Board of Directors and such other factors as it deems appropriate, including the following:

●	The extent of the candidate’s educational, business, non-profit or professional acumen and experience;

●	Whether the candidate’s presence on the Board of Directors would contribute to the Company’s mission to achieve a mix of board members representing diverse backgrounds, perspectives and experiences, including with respect to age, gender, race, place of residence and specialized experience;

●	Whether the candidate meets the independence requirements established by Nasdaq, the SEC and the Company’s Corporate Governance Guidelines;

●	Whether the candidate has the financial acumen or other professional, educational or business experience relevant to an understanding of the Company’s business;

●	Whether the candidate would be considered a “financial expert” or “financially sophisticated,” as defined by Nasdaq or applicable law;

●	Whether the candidate, by virtue of particular technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a board member; and

●	Whether the candidate possesses a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. In addition to the criteria set forth above, the Nominating and Corporate Governance Committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties.

The Company’s Board of Directors is currently composed of well-qualified directors, and each director has the requisite experience, skills and characteristics to serve on the board. Among, or in addition to, the backgrounds and experiences described in “Proposal 1 - Election of Directors” of this Proxy Statement:

●	Mr. Feehan, the Company’s chairman, brings his leadership experience, specifically his experience as chief executive officer of Cash America, his knowledge of the pawn and consumer finance industries and the associated regulatory environments, his experience and background in finance and accounting and his experience as a director of multiple publicly traded companies, which has given him a strong understanding of public company corporate governance.

●	Mr. Wessel, the Company’s vice-chairman and chief executive officer, brings over 30 years of management and executive experience in the pawn industry gained from his roles as chief financial officer, chief executive officer and director of the Company. His deep understanding of the Company’s business and his success in expanding its business has been invaluable to the Board of Directors.

●	Mr. Faulkner brings broad senior executive leadership and financial experience, including with domestic and multi-national public and private companies in various industries. Mr. Faulkner’s qualifications include direct executive experience in Latin America.

●	Mr. Berce brings broad senior executive leadership, significant experience in the consumer finance industry and functional expertise in corporate finance and accounting, together with experience in service on other public company boards of directors, including Cash America.

●	Ms. Davis brings significant experience and expertise in public relations, communications and government relations, which are areas of increasing importance to the Company given the current regulatory and media environment.

13

●	Ms. Garrett brings broad senior executive leadership experience along with exceptional strategic and functional business experience in Latin America.

●	Mr. Graves brings significant experience in corporate strategy and finance gained from his experience as the managing partner of a management consulting firm and a financial strategy executive, together with meaningful service on the boards of other public companies, including Cash America.

●	Mr. Owen brings broad senior executive leadership and financial experience with private and public companies and functional expertise in corporate finance and accounting.

Board Composition and Refreshment

The Board of Directors and the Nominating and Corporate Governance Committee routinely assess the composition and size of the Board and aim to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board and the fresh ideas and perspective that can come from adding new members. While the Company does not have a specific diversity policy, the Board of Directors and the Nominating and Corporate Governance Committee seek directors from diverse professional and personal backgrounds with a broad spectrum of experience and expertise and a reputation for integrity.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating director nominees. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee will also consider properly-submitted stockholder nominations for candidates for the Board of Directors. The procedures to be followed by stockholders in submitting such nominations are set forth in the “Stockholder Proposals” section. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Corporate Governance Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Procedure for Stockholders and Interested Parties Communications with Directors

The Board of Directors has established a procedure for stockholders and other interested parties to send communications to the Board of Directors. Stockholders and other interested parties may communicate with the Board of Directors generally or with a specific director or the independent directors at any time by writing to the Company’s Corporate Secretary at the Company’s address: 1600 West 7th Street, Fort Worth, Texas 76102. The Corporate Secretary will review all messages received and will forward any message that reasonably appears to be a communication that deals with the functions of the Board of Directors or the standing committees of the Board of Directors or that otherwise requires the attention of the Board of Directors and the Nominating and Corporate Governance Committee. Communications will be sent as soon as practicable to the director, or group of directors, including the independent directors, to whom they are addressed, or if addressed to the Board of Directors generally, to the chairman of the Nominating and Corporate Governance Committee. Because other appropriate avenues of communication exist for matters that are unrelated to the duties and responsibilities of the Board of Directors, such as general business complaints or employee grievances, communications of such matters will not be forwarded to the Board of Directors. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

Insider Trading and Anti-Hedging and Pledging Policies

The Company is committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, the Company has adopted an insider trading policy which was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

14

The Company’s insider trading policy prohibits all of its directors, officers and employees from engaging in “short sales” or “sales against the box” or trading in puts, calls, warrants or other derivative instruments on the Company’s securities. The Board of Directors believes this prohibition further aligns the interests of directors and executives with those of stockholders, facilitates compliance with insider-trading and other applicable laws, and aids in preventing directors and executives from subjecting themselves to an actual or potential conflict of interest with the Company or creating the appearance of such a conflict.

The insider trading policy generally prohibits directors, officers and employees from purchasing Company securities on margin. Borrowing against Company securities held in a margin account or pledging any Company securities as collateral for a loan may be granted, on a case-by-case basis, where the Company determines that such a pledge would not pose a material risk to the Company or its stockholders. In making such a determination, the Company will look at the financial capacity of the director or employee to repay the loan without resorting to the pledged securities, the value of the Company securities held relative to the total loan amount and the director or employee’s compliance with any applicable stock ownership guidelines.

In particular, the Company has permitted pledges of Company securities held directly or indirectly by the CEO, Mr. Rick L. Wessel, the CFO, Mr. R. Douglas Orr and a Director, Mr. Randel G. Owen to secure lines of credit. As of April 13, 2026, Messrs. Wessel and Owen have no amount drawn on such lines of credit while the amount drawn by Mr. Orr was approximately 1% of the value of the total shares held directly and indirectly by Mr. Orr. Furthermore, each of these individuals have significant financial capacity to pay any such loans without resorting to the pledged shares and their stock ownership is significantly above what is required under the Company’s stock ownership guidelines. The Company believes that providing these individuals, on a case-by-case basis where such pledges would not pose a material risk to the Company or its stockholders, the flexibility in financial planning without having to rely on the sale of shares aligns their interests with the Company’s stockholders.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines, recommended by the Nominating and Corporate Governance Committee, which are available on the Investor Relations page of the Company’s website, investors.firstcash.com, and are also available in print upon request to the Company’s corporate secretary.

15

SUSTAINABILITY AND CORPORATE RESPONSIBILITY

The Company and its senior management team remain committed to environmental sustainability, providing underserved customers with rapid access to capital and operating its business in a manner that results in a positive impact on its employees, communities and the environment.

Environmental Sustainability

The Company’s pawn business extends the life cycle and utilization of popular consumer products. Most of the Company’s merchandise inventories are pre-owned items sourced directly from local customers in each store’s immediate geographic neighborhood. In effect, the Company operates a large consumer product and gold recycling business by acquiring pre-owned items, including unwanted or unneeded jewelry, electronics, tools, appliances, sporting goods and musical instruments, from individual customers and resells them to other customers desiring such products within the same neighborhood. As a large and significant acquirer and reseller of pre-owned items, the Company believes it extends the life of these products and helps reduce demand for newly manufactured and distributed products, thereby reducing carbon emissions and water usage, resulting in a positive impact to the environment.

The Company resold approximately 14 million individual used or pre-owned consumer product items in its pawn stores during 2025 having a commercial value of approximately $1.7 billion. In addition, the Company recycles significant volumes of precious metals and diamonds, whereby unwanted or broken jewelry is collected and melted/processed by the Company and then resold as a commodity for future commercial use. This process helps reduce demand for mined precious metals and diamonds, which benefits the environment by reducing carbon emissions, water usage and other harmful environmental impacts of mining.

Unlike most brick-and-mortar or online retailers, the Company does not rely on supply chains or manufacturing of its retail inventories, as it sources the majority of its inventory from unredeemed pawn collateral and merchandise purchased directly from customers living or working near the Company’s pawn stores. Accordingly, the Company generally does not own, operate or contract for any manufacturing, supply chain, warehousing or distribution facilities to support its pawn operations. The Company does not own, lease or operate any long-haul trucks to support its more than 3,300 pawn locations and, other than operating small storefront locations which are typically 5,000 square feet or less, the Company’s operations leave a limited carbon footprint compared to manufacturers and retailers selling new merchandise with extensive supply chain and distribution channels. Additionally, almost all retail sales and pawn loans are made to customers who live or work within a tight geographic radius of the Company’s stores. The Company is working to further reduce energy consumption by continuing to retrofit its offices and stores with LED lighting and more energy efficient HVAC equipment.

Safe and Rapid Capital Access Solutions in Underserved Communities

According to multiple studies and surveys, significant segments of populations in most economies are unbanked or underbanked. For example, approximately 25% of U.S. households remain unbanked or underbanked while in Latin America, the number of unbanked or underbanked consumers can be as much as 75% of the local population. As a result, the majority of the Company’s customers have limited access to traditional forms of credit or capital. The Company contributes to its communities by providing such customers with instant access to capital through very small, non-recourse pawn loans or by purchasing merchandise from such customers. Traditional lenders such as banks, credit unions, credit card providers or other small loan providers do not efficiently or effectively offer micro-credit products of this size.

Pawn loans differ from most other forms of small-dollar lending, as the Company does not engage in post-default collection efforts on delinquent loans, does not take legal actions against its customers for defaulted loans, does not ban its customers for nonpayment, nor does it issue any negative credit information to external credit agencies, but rather relies only on the resale of the pawn collateral for recovery.

16

Workplace Profile

As of December 31, 2025, the Company had approximately 22,000 employees across seven countries (the U.S., Mexico, Guatemala, El Salvador, Colombia, Jamaica and the U.K.). Well over 50% of both the total workforce and employees in management positions identify as female.

Of all U.S. employees as of December 31, 2025, 71% identify as having a diverse racial and ethnic background; among managers in the Company’s U.S. operations, 66% identify as having a diverse racial and ethnic background.

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Management and Directors

The following tables set forth, as of April 13, 2026, the number and percentage of outstanding shares of Common Stock owned by: (i) each of the Company’s directors or director nominees; (ii) the named executive officers as defined in Item 402 of Regulation S-K; and (iii) all directors and executive officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To the best of the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Beneficial Owner	Number of Shares Common Stock		Number of Shares Underlying Restricted Stock Awards Vesting Within 60 Days		Total Number of Shares Beneficially Owned	Percent (1)
Directors:
Daniel R. Feehan	53,351		—		53,351	*
Daniel E. Berce	20,846		347	(2)	21,193	*
Marthea Davis	4,774		347	(2)	5,121	*
Mikel D. Faulkner	14,851		347	(2)	15,198	*
Paula K. Garrett	7,231		347	(2)	7,578	*
James H. Graves	14,846		347	(2)	15,193	*
Randel G. Owen	7,651	(3)	347	(2)	7,998	*

Named executive officers:
Rick L. Wessel (also a Director)	822,797	(4)	—		822,797	1.88%
T. Brent Stuart	108,556		—		108,556	*
R. Douglas Orr	155,439	(5)	—		155,439	*
Howard F. Hambleton	17,121		—		17,121	*
Raul R. Ramos	25,411		—		25,411	*

Executive officers and directors as a group
(12 persons, including the nominees for director)	1,252,904		2,082		1,254,986	2.86%

(1)	Based on 43,836,687 shares of Common Stock issued and outstanding as of April 13, 2026.

(2)	Reflects a pro rata portion of unvested restricted stock awards that would become vested and convert to shares of Common Stock upon termination of service as a director by reason of retirement.

18

(3)	These shares are pledged as collateral to secure certain lines of credit. There were no amounts outstanding under such lines as of April 13, 2026.

(4)	782,704 of these shares are pledged as collateral to secure certain lines of credit. There were no amounts outstanding under such lines as of April 13, 2026.

(5)	Includes 36,734 shares held by a family limited partnership and 42,610 shares held by a spousal trust. 127,284 of these shares are pledged as collateral to secure certain lines of credit. Amounts outstanding under such lines were approximately 1% of the total value of shares held as of April 13, 2026.

*	Ownership percentage is less than 1%

Other Beneficial Owners Who Hold More than 5% of the Company’s Common Stock

The table below shows information for persons known by the Company to beneficially own more than 5% of the Company’s Common Stock based on their filings with the SEC through April 13, 2026:

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percent (1)
BlackRock, Inc.	4,631,397	(2)	10.57%
50 Hudson Yards New York, NY 10001
FMR LLC	3,794,064	(3)	8.65%
245 Summer Street Boston, MA 02210
Douglas Richard Rippel	2,429,779	(4)	5.54%
3527 N. Ridge Road Wichita, KS 67223
EARNEST Partners, LLC	2,218,442	(5)	5.06%
1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309

(1)	Based on 43,836,687 shares of Common Stock issued and outstanding as of April 13, 2026.

(2)	This information is based on a Schedule 13G/A filed with the SEC on April 28, 2025. BlackRock, Inc. reports that it has sole voting power over 4,583,670 shares of Common Stock beneficially owned and sole dispositive power over 4,631,397 shares of Common Stock beneficially owned.

(3)	This information is based on a Schedule 13G/A filed with the SEC on February 5, 2026. FMR LLC reports that it has sole voting power over 3,787,635 shares of Common Stock beneficially owned and sole dispositive power over 3,794,064 shares of Common Stock beneficially owned.

(4)	This information is based on holdings as of April 13, 2026 as reported to the Company by Mr. Rippel. Includes 2,225,564 shares owned directly by AFF Services, Inc., which is partially owned and 100% controlled by Douglas R. Rippel Revocable Trust (the “Trust”). The Trust and Douglas R. Rippel are indirect beneficial owners of the reported securities. Includes 200,000 shares held by a charitable foundation, over which Mr. Rippel has or shares voting and/or investment power. In addition, includes 4,215 shares directly owned by Mr. Rippel.

(5)	This information is based on a Schedule 13G/A filed with the SEC on February 12, 2026. Earnest Partners, LLC reports that it has sole voting power over 1,491,203 shares of Common Stock beneficially owned, sole dispositive power over 2,218,442 shares of Common Stock beneficially owned and shared voting power over 288,153 shares of Common Stock beneficially owned.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2025, the Compensation Committee was comprised of Messrs. Berce, Faulkner and Graves, which were not and have never been an officer of or employed by the Company and did not have any interlocking relationship with another entity requiring disclosure pursuant to SEC rules.

19

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company’s Board of Directors has adopted a policy for the review of transactions in which the Company was a participant and in which any related party of the Company (such as an executive officer, director, nominee for election as a director or greater-than-5% beneficial owner of Company stock, or their immediate family members) had a direct or indirect material interest. Pursuant to the Audit Committee Charter, the Audit Committee reviews proposed related party transactions and makes recommendations to the Board of Directors regarding approval or rejection of related party transactions. The Board of Directors reviews the recommendation of the Audit Committee and then approves all related party transactions prior to the Company entering into the transaction. Any such related party transaction is evaluated to determine whether such transaction is for the benefit of the Company and upon terms no less favorable to the Company than if the related party transaction was with an unrelated party. The Company had no transactions, nor are there any transactions currently proposed, in which the Company was or is to be a participant where any related party of the Company (such as an executive officer, director, nominee for election as a director or greater-than-5% beneficial owner of Company stock, or their immediate family members) had a material direct or indirect interest reportable under applicable SEC rules or that required approval of the Board of Directors under the Company’s related party transaction policy.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards and other criteria established by Nasdaq.

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. Management is responsible for the audited financial statements of the Company and for maintaining effective internal control over financial reporting. In discharging its oversight role, the Audit Committee reviewed and discussed with management and RSM US LLP (“RSM”), the Company’s independent registered public accounting firm, the audited financial statements of the Company as of and for the year ended December 31, 2025. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting as well as the independent auditor’s report on the effectiveness of the Company’s internal control over financial reporting. Management’s Report on Internal Control over Financial Reporting is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee met privately with RSM and discussed issues deemed significant by the auditor, including those required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee received from RSM the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with RSM its independence from the Company and its management. The Audit Committee also considered whether the provision of non-audit services, if any, by RSM was compatible with maintaining its independence.

Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements and Management’s Report on Internal Control over Financial Reporting referred to above be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

By the Audit Committee:

Daniel E. Berce

Paula K. Garrett

Randel G. Owen

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference therein.

20

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected RSM as independent accountants to audit the books, records and accounts of the Company for the year ending December 31, 2026. The Board of Directors has endorsed this appointment.

RSM was first engaged in August 2016 as the Company’s principal accountant and has audited the Company’s consolidated financial statements for the ten most recent years ended December 31, 2025.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by RSM or its affiliates for the years ended December 31, 2025 and December 31, 2024, respectively, were as follows:

	2025	2024
Services Provided:
Audit fees	$1,661,305	$1,311,368
Audit-related fees	—	75,000
Tax fees	1,222	13,884
All other fees	—	—
Total	$1,662,527	$1,400,252

The audit fees for the years ended December 31, 2025 and 2024 were for the audits of the consolidated financial statements of the Company, internal control auditing and reporting as required by Section 404 of the Sarbanes Oxley Act of 2002 and review of the Company’s SEC filings. The audit-related fees for 2024 relate to services provided in connection with the Company’s 2024 senior notes offering. The tax fees for the year ended December 31, 2025 and 2024 relate to certain tax preparation services provided by an affiliate of RSM.

Audit Committee Pre-Approval Policies and Procedures

The 2025 and 2024 audit services provided by RSM were approved in advance by the Audit Committee.

The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the types of services to be provided by the Company’s independent accountants and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence and must comply with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

Ratification of the Independent Registered Public Accounting Firm

Stockholder ratification of the selection of RSM as the independent registered public accounting firm is not required by the Company’s bylaws or otherwise; however, the Board of Directors is submitting the selection of RSM to the stockholders for ratification. In the event the stockholders do not ratify the appointment of RSM as the independent registered public accounting firm for the year ending December 31, 2026, the adverse vote will be considered as a direction to the Audit Committee and the Board of Directors to select other auditors for the following year; however, because of the difficulty in making any substitution of auditors so long after the beginning of the year, it is contemplated that the appointment for the year ending December 31, 2026 will be permitted to stand unless the Audit Committee and the Board of Directors find other good reason for making a change.

Representatives of RSM are expected to be present at the meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

21

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the Audit Committee’s selection of RSM.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of RSM as the Company’s independent registered public accountants for the year ending December 31, 2026. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of RSM as the Company’s independent registered public accountants for the year ending December 31, 2026.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued under compensation plans as of December 31, 2025.

Number of Securities
Remaining Available for
	Number of Securities to be		Weighted-Average	Future Issuance Under Equity
	Issued Upon Exercise of		Exercise Price of	Compensation Plans
	Outstanding Options,		Outstanding Options,	(Excluding Securities
	Warrants and Rights		Warrants and Rights	Reflected in Column A)
	(A)		(B)	(C)
Plan Category:
Equity compensation plans approved by security holders	392,000	(1)	$—	2,449,000	(2)

Equity compensation plans not approved by security holders	—		—	—
Total	392,000		$—	2,449,000

(1)	Amount reflects the maximum number of shares issuable pursuant to the conversion of restricted stock awards (assuming the performance goals with respect to performance-based restricted stock awards are achieved at maximum levels).

(2)	Reflects shares available for issuance pursuant to the Company’s 2019 Long-Term Incentive Plan, all of which may be issued pursuant to grants of full-value stock awards.

22

EXECUTIVE OFFICERS

The following table lists the executive officers of the Company as of the date hereof and the capacities in which they serve.

Name	Age	Position
Rick L. Wessel	67	Vice-Chairman of the Board and Chief Executive Officer (“CEO”)
T. Brent Stuart	56	President and Chief Operating Officer (“COO”)
R. Douglas Orr	65	Executive Vice President, Chief Financial Officer (“CFO”), Secretary and Treasurer
Howard F. Hambleton	53	AFF President
Raul R. Ramos	60	Senior Vice President (“SVP”) – Latin American Operations

23

Rick L. Wessel joined the Company in 1992 and has served as chief executive officer since November 2006, as a director since November 1992 and the vice-chairman of the Board of Directors since September 2016. Mr. Wessel previously served as president from May 1998 to September 2016, chairman of the board from October 2010 to September 2016, vice-chairman of the Board from November 2004 to October 2010, secretary and treasurer of the Company from May 1992 to November 2006, and the Company’s chief financial officer from May 1992 to December 2002. Prior to February 1992, Mr. Wessel was employed by Price Waterhouse LLP for approximately nine years.

T. Brent Stuart joined the Company in September 2016, in conjunction with the Merger, as the president and chief operating officer. Prior to that, Mr. Stuart served as Cash America’s president and chief executive officer since November 2015, Cash America’s president and chief operating officer from May 2015 through October 2015, and Cash America’s executive vice president-chief operating officer from January 2015 through April 2015. Prior to that, Mr. Stuart served as the senior vice president-operations for Cash America’s U.S. retail services storefront lending business from July 2010 to January 2015 and as a regional vice president from November 2008 to July 2010. Prior to joining Cash America, Mr. Stuart held various senior leadership roles in the financial services industry, including the position of vice president with Fremont Investment and Loan from 2006 to 2008, senior vice president with Nationstar Mortgage from 2004 to 2006 and vice president with Novastar Financial, Inc. from 2002 to 2004. Mr. Stuart also held various leadership positions with CitiFinancial from 1994 to 2002. Mr. Stuart started his career in financial services with Norwest Finance in May 1992.

R. Douglas Orr joined the Company in July 2002 as the vice president of finance. Since January 2003, Mr. Orr has served as the chief financial officer, and has also served as executive vice president since January 2005. In addition, Mr. Orr has served as secretary and treasurer since November 2006. Prior to joining the Company, Mr. Orr spent 14 years at Ray & Berndtson, a global executive search firm, where he served in senior executive and financial management roles. Prior to his employment at Ray & Berndtson, Mr. Orr worked for four years at Price Waterhouse LLP.

Howard F. Hambleton joined the Company in December 2021, in conjunction with the AFF acquisition, as the AFF president. Prior to that, Mr. Hambleton served as AFF’s president from February 2015 to February 2021 and as chief executive officer and president from February 2021 to December 2021. Prior to working for AFF, Mr. Hambleton served as founder, president and chief operating officer of Flexi Compras (formerly Compuvisa), a virtual lease-to-own company, from May 2001 to February 2014. Mr. Hambleton held various leadership roles at GTE Communications Corporation and Schramm Telemedia from 1995 to 2001.

Raul R. Ramos joined the Company in 1992 to lead the jewelry operations center. Mr. Ramos has served in a progression of operational management roles since he joined the Company, including his current position of senior vice president-Latin American operations and his positions as vice president of operations and other management roles prior to his current role. In this current role, which he has held since May 2013, Mr. Ramos directs all store operations in the Company’s Latin America and South Texas markets. Prior to his employment with the Company, Mr. Ramos worked in the pawn and retail jewelry industries.

The current executive officers of the Company have significant tenure with the Company and in pawn, lease-to-own or related consumer finance industries. The following table summarizes the experience of the executive officers:

	Years of Experience:
Name	FirstCash		Industry
Rick L. Wessel, CEO	34		34
T. Brent Stuart, COO	17	(1)	33
R. Douglas Orr, CFO	23		23
Howard F. Hambleton, AFF President	11	(2)	25
Raul R. Ramos, SVP – Latin American Operations	33		38

(1)	Mr. Stuart joined the Company in September 2016, in conjunction with the Merger, as the president and chief operating officer. Prior to that, Mr. Stuart had been employed by Cash America since 2008.

(2)	Mr. Hambleton joined the Company in December 2021, in conjunction with the AFF acquisition, as the AFF president. Prior to that, Mr. Hambleton had been employed by AFF since 2015.

All officers serve at the discretion of the Board of Directors.

24

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Program Overview

The long-term strategy and business plans of FirstCash are focused on primarily growing its core pawn revenues and income by opening new pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores. Additionally, the retail POS payment solutions operations serve to diversify its revenues and provide additional opportunities for growth. The Company believes the successful execution of these strategies will drive long-term growth in stockholder returns.

The goal of the FirstCash executive compensation program is to attract, motivate and retain the highest quality executives who will provide leadership for the Company in order to execute its long-term strategies. The overriding compensation philosophy of the Company is to promote a “culture of ownership” among its executives by aligning their interests with those of its stockholders. The specific objectives of the Company’s compensation programs include:

●	Linking Company performance with executive compensation, while not encouraging excessive risk-taking;

●	Balancing short- and long-term Company performance with a weighting towards long-term performance; and

●	Aligning executives’ interests with those of stockholders through long-term ownership of Company stock.

The Compensation Committee and the Board of Directors continually review and improve the Company’s pay practices for its executive officers (who are referred to in this Proxy Statement as the “named executive officers,” or “NEOs”) to ensure they reward and drive superior performance and align with stockholders’ interests.

The Company’s named executive officers for 2025 include:

●	Rick L. Wessel	Vice-Chairman of the Board and CEO
●	T. Brent Stuart	President and COO
●	R. Douglas Orr	Executive Vice President, CFO, Secretary and Treasurer
●	Howard F. Hambleton	AFF President
●	Raul R. Ramos	SVP – Latin American Operations

25

Executive Summary of 2025 Compensation Results

The Compensation Committee believes its 2025 compensation actions and outcomes properly reflected the Company’s strong financial and stockholder return performance and progress on key strategic initiatives. Outlined below are the 2025 Financial and Operating Result Highlights, Long-Term Total Stockholder Return Results and Key 2025 Compensation Outcomes:

2025 Financial and Operating Results Highlights

Financial highlights reflective of the Company’s strong 2025 performance included the following:

●	Consolidated revenue totaled $3.7 billion, growing 8% compared to 2024, with revenue growth from each of the reporting segments: U.S. Pawn, Latin America Pawn and Retail POS Payment Solutions (AFF).

●	Earnings per share increased 29% compared to 2024 on a basis consistent with U.S. generally accepted accounting principles (“GAAP”). Adjusted diluted earnings per share, a non-GAAP financial measure, increased 31% compared to 2024 (1).

●	Net income for the full year was $330 million, an increase of 28% compared to last year. Adjusted EBITDA, a non-GAAP financial measure, for the full year was $698 million, an increase of 25% compared to last year (1).

●	Operating cash flows totaled $586 million in 2025, up 9% over the prior year.

The 2025 results also represented continued multi-year growth in these key financial metrics. The following charts present selected long-term operating results for the years 2021 through 2025:

(1)	Non-GAAP financial measure. See detailed reconciliation of non-GAAP financial measures provided in Appendix G.

Additional financial and operating highlights and analysis are presented in the “2025 Financial Review” section below.

26

Long-Term Total Stockholder Returns

The outstanding financial results are reflected in strong relative total stockholder returns versus the Company’s peer group and other relevant broad market indices over the most recent 3- and 5- year periods:

Key 2025 Compensation Outcomes

The key compensation outcomes for 2025 were properly aligned with the 2025 operating performance and stockholder return outcomes highlighted and also reflected the ongoing continued rigor of the Compensation Committee’s goal-setting process.

The following table details the 2025 performance-based payouts under the incentive compensation programs for the CEO, COO and CFO:

Annual Performance Incentive Program Payout - 2025 Performance Period:	Threshold	At or Above Target	Maximum
Adjusted diluted earnings per share			✓
Adjusted EBITDA			✓
Net revenue (gross profit)			✓

Long-Term Incentive Program Payout - 2023-2025 Performance Period:	Threshold	At or Above Target	Maximum
Adjusted net income			✓
Relative TSR (percentile)		✓

For additional information about 2025 results achieved and corresponding plan payouts, see the discussion in the “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation” sections below.

27

2025 Financial Review

The following table presents selected consolidated operating results for 2025 compared to 2024 (dollars in thousands, except per share amounts):

	2025	2024	Increase
Revenue	$3,661,043	$3,388,514	8%
Net income	330,375	258,815	28%
Adjusted net income (1)	390,142	302,680	29%
Diluted earnings per share	7.42	5.73	29%
Adjusted diluted earnings per share (1)	8.76	6.70	31%
Adjusted EBITDA (1)	698,389	558,437	25%

(1)	Non-GAAP financial measure. See detailed reconciliation of non-GAAP financial measures provided in Appendix G.

Other 2025 Financial Highlights

●	Generated cash flows from operations of $586 million, an increase of 9% over the prior year

●	Consolidated assets at December 31, 2025 totaled $5.3 billion, which included record consolidated pawn receivables at year end, totaling $831 million

●	Returned $186 million to shareholders

●	Paid cash dividends to its stockholders totaling $71 million, or $1.60 per share

●	Repurchased 912,000 shares of common stock at an aggregate cost of $115 million

Segment Operating Results (1)

●	Combined U.S., Latin America and U.K. Pawn Segments:

●	Pawn revenues increased 17% in total for 2025 compared to 2024

●	Segment pre-tax income increased 25% in total for 2025 compared to 2024

●	Pawn receivables increased 61% at December 31, 2025 compared to December 31, 2024

●	Opened or acquired 344 stores in 2025 ending the year with 3,330 pawn stores, 1,837 of which were located in Latin America, 1,207 were located in the U.S. and 286 were located in the U.K.

28

(1)	The Company completed the acquisition of H&T, the leading pawn operator in the United Kingdom, on August 14, 2025, the date which the balance sheet and operating results of H&T were included in the Company’s consolidated financial results.

●	Retail POS Payment Solutions (AFF) Segment:

●	AFF recorded segment pre-tax income of $169 million during 2025, a 31% increase compared to the prior year. As a reminder, the retail furniture industry experienced a difficult year in 2024 with generally weak sales volumes and multiple store closings, including the bankruptcies of Conn’s HomePlus and American Freight, which were two large merchant partners of AFF.

●	AFF continues to grow and diversify its merchant partner base ending the year with approximately 16,400 active retail and e-commerce merchant partner locations, an increase of 21% compared to the prior year.

●	Gross transaction volume of lease and loan originations during 2025 decreased 5% compared to the prior year. Excluding the aforementioned merchant bankruptcies, 2025 origination volume increased approximately 11%.

●	AFF revenues decreased 14% in 2025 compared to the prior year, primarily related to the aforementioned merchant bankruptcies. Excluding the aforementioned merchant bankruptcies, 2025 revenues increased 14%.

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation program for the Company’s executive officers, including recommending to the Board of Directors for approval the specific compensation of all of the NEOs. Compensation is typically set at the first Compensation Committee meeting each calendar year after reviewing performance for the past year and prospects for the year ahead. The Compensation Committee regularly meets with the CEO, COO and CFO, who provide insight into how individual executives are performing. The Compensation Committee retains broad flexibility in the administration of the Company’s compensation plans.

The Compensation Committee has the authority to engage outside advisors to assist the Compensation Committee in the performance of its duties. In particular, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

The Compensation Committee’s Use of an Independent Consultant

The Compensation Committee retained the services of Pay Governance, an independent compensation advisory firm, to advise the Compensation Committee on various aspects of the Company’s compensation program. The Compensation Committee assessed Pay Governance's independence, as required under Nasdaq listing rules. Based on this review, the Compensation Committee does not believe any conflict of interest existed with the work performed by Pay Governance and considers them to be independent.

29

Pay Governance worked with the Compensation Committee and management to develop the 2025 peer group (“2025 Peer Group”) discussed below, provided benchmark compensation data for the NEOs of the 2025 Peer Group and reviewed recommendations on the structure of the 2025 compensation program, including salaries, target award amounts, maximum payouts and the performance metrics included in the 2025 incentive plans. Additionally, Pay Governance presented to management and the Compensation Committee periodic updates on trends and developments across the executive compensation landscape.

Role of the CEO in Executive Compensation Decisions

The Company’s CEO works closely with the Compensation Committee, providing his assessment and recommendations on the competitiveness of the programs and the performance of the other NEOs, and makes recommendations for consideration pertaining to the compensation of the NEOs. The Compensation Committee takes these recommendations into consideration and either approves or works with the CEO to develop suitable proposals. The CEO does not, however, participate in decisions about his own compensation.

Peer Group Benchmarking

The Compensation Committee analyzes the compensation practices of a group of peer companies, consisting of other publicly-traded companies primarily in the pawn, specialty consumer finance, specialty retail, lease-to-own and consumer services industries. All of the peer companies are similar to the Company in market cap and revenue.

30

In determining compensation for its NEOs, each element of the Company’s compensation program is compared against the published compensation data of its 2025 Peer Group and other compensation surveys. The Compensation Committee, while mindful of this peer group and survey data, has not established a specific range of compensation for any element of pay from the peer group, but instead uses the data as a general guideline for discussion and consideration. The overall goal of this process is to enable the Company to provide total compensation opportunities competitive with prevailing practices in the Company’s industry and within the Company’s peer group.

The Compensation Committee engaged Pay Governance to help construct the 2025 Peer Group. The following specific factors, among other things, were considered during the construction of the 2025 Peer Group:

●	Market capitalization

●	Revenue

●	Assets (for financial companies)

●	Geographic footprint (specifically companies with operations in both the U.S. and Latin America)

●	Customer base (specifically serving value-conscious and/or credit-constrained consumers)

●	Regulatory environment (specifically in highly regulated consumer finance and other financial services industries)

●	Peer companies used by proxy advisors for comparison purposes

●	Peers of current peer companies

The Compensation Committee believes the lack of public pawnshop competitors creates difficulty in constructing a direct peer group. Accordingly, the 2025 Peer Group is constructed with input from Pay Governance using a broader group of companies which are generally indicative of the underbanked, cash-constrained and value-conscious retail borrower/consumer that make up the majority of the Company’s customer base and which are also aligned with the Company’s increasing size and complexity. The Company has three primary revenue sources: pawn lending, retail sales from its pawn stores and retail POS payment solutions.

For 2025, Foot Locker, Inc. was added as a peer company, while The Aaron’s Company, Inc. was removed because it is now privately held and no longer provides publicly available financial and executive compensation data. The modifications were made to better align the peer group with the Company’s revenues, assets and market capitalization.

31

As a result of these changes, the Company believes that the 2025 Peer Group is aligned with the Company’s industry positioning as described above. The full list of the 2025 Peer Group is as follows:

2025 Peer Group	Geographic Focus
Pawn and Consumer Finance Companies:
Bread Financial Holdings, Inc.	United States and many other countries
Credit Acceptance Corporation	United States
Enova International, Inc.	United States, Brazil
EZCORP, Inc.	United States, Latin America
OneMain Holdings, Inc.	United States
SoFi Technologies, Inc.	United States, Latin America, Canada, Hong Kong

Lease-to-Own and Consumer Services Companies:
Green Dot Corporation	United States
H&R Block, Inc.	United States, Canada, Australia
PROG Holdings, Inc.	United States
Upbound Group, Inc.	United States, Canada, Latin America, Puerto Rico
The Western Union Company	United States and many other countries

Specialty Retail Companies:
Academy Sports and Outdoors, Inc.	United States
Advance Auto Parts, Inc.	United States, Latin America, Canada, Puerto Rico and other Caribbean islands
Burlington Stores, Inc.	United States, Puerto Rico
Five Below, Inc.	United States
Foot Locker, Inc.	United States and many other countries
Sally Beauty Holdings, Inc.	North America, Latin America, Europe
Signet Jewelers Limited	United States, Canada, Europe

The following table, based on data compiled by Pay Governance as of December 31, 2024, shows a comparison of FirstCash’s market cap, revenues, assets and relative percentile rank to the 2025 Peer Group (dollars in millions):

	2025 Peer Group Median	FirstCash	FirstCash Percentile of 2025 Peer Group
Market cap	$3,273	$4,636	67th
Revenues	$3,585	$3,389	46th
Assets	$6,124	$4,477	34th

32

2025 Say-on-Pay Vote and Stockholder Dialogue

At the Company’s 2025 Annual Meeting of Stockholders, the stockholders overwhelmingly approved the 2024 compensation of the NEOs, with 95% of the votes cast in favor of the Company’s compensation programs.

Additionally, the Company’s senior executives, who meet regularly with significant stockholders, did not receive substantive comments or inquiries regarding concerns around the compensation programs during 2025.

Given the strong stockholder support for the Company’s compensation programs evidenced by the 2025 say-on-pay vote and the lack of direct comment from stockholders, the Company did not engage in a specific outreach program with stockholders regarding changes to its executive compensation program. Future advisory votes on executive compensation will serve as an additional tool to guide the Board of Directors and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

The following chart details the history of strong and consistent stockholder approval of the Company’s compensation program over the past five years:

33

Elements of Compensation

The Company’s compensation plan for its NEOs is focused on total direct compensation, which is primarily performance-based and at-risk, with a substantially smaller guaranteed portion. The compensation paid to the CEO, COO and CFO currently includes salary, annual performance-based cash incentives and long-term incentive compensation in the form of performance-based and time-based restricted stock awards. The following table summarizes the key elements of compensation in 2025 for the CEO, COO and CFO:

	Salary	Annual Performance Incentive Program (“APIP”)	Long-Term Incentive Program (“LTIP”)
Form of compensation	Cash	Cash	Equity — Restricted Stock Awards
Type	Fixed	Performance-based	50% Performance-based 50% Time-based
Purpose	Fixed pay	Drive short-term financial performance and growth	Drive long-term growth, align management interests with those of stockholders and promote retention
Performance period	Ongoing	1 year	3 years
Performance measures	N/A	Adjusted diluted earnings per share Adjusted EBITDA Net revenue	Adjusted net income Relative stockholder return
Performance determination	Based on performance, experience and expertise	Formulaic	Formulaic

Compensation paid to the AFF president includes annual and long-term performance elements structured similarly to the plans outlined above for the CEO, COO and CFO, but with certain performance metrics specific to the retail POS payment solutions segment operating results for which the AFF president is primarily responsible.

Compensation paid to the SVP – Latin American Operations includes salary, discretionary cash bonus and long-term incentive compensation in the form of time-based restricted stock awards. The discretionary cash bonus reflects attainment of financial and operational objectives based on subjective input of the CEO which is reviewed by the Compensation Committee.

34

“At-Risk” Pay Mix

Over half of the compensation for the Company’s CEO, COO, CFO and AFF president is in the form of at-risk variable compensation. All annual cash awards and 50% of long-term equity awards are variable under objective, performance-based plans, with the only significant element of fixed compensation being each NEO’s salary and the portion of the restricted stock award grant which is time-based. Time-vested equity awards under the long-term incentive plan cliff vest at the end of a three-year period and ultimate value at vesting will reflect the value of the Company’s stock at the time of vesting. The Company does not provide other supplemental retirement plans or other non-qualified plans, which are typically not performance-based. Accordingly, the Company believes the pay mix for the NEOs appropriately aligns their interests with those of its stockholders.

The mix of compensation elements at target award levels for the CEO used in 2025 is as follows:

The mix of compensation elements at target award levels for the average of the COO, CFO and the AFF president used in 2025 is as follows:

35

Key Features of the Executive Compensation Program

The Compensation Committee is mindful of evolving practices in executive compensation and corporate governance. The table below highlights the Company’s current executive compensation practices—both the practices it believes will drive performance and mitigate risk (left column) and the practices it has not implemented or eliminated because it does not believe they would serve stockholders’ long-term interests (right column).

What The Executive Compensation Program Does:	What The Executive Compensation Program Does Not Do:
Emphasizes an appropriate mix of cash and equity, annual and long-term compensation and fixed and variable pay. For 2025, 100% of the APIP and 50% of the LTIP awards for the CEO, COO, CFO and AFF president are performance-based and use multiple metrics in each plan	Does not provide for annual cash incentive compensation payouts based on a single performance metric, reducing compensation program risk as a result
Pays senior executives’ salaries commensurate with their backgrounds, years of experience, special skill sets and competitive practice	Does not provide guaranteed salary increases or guaranteed incentive-based or other long-term compensation payouts to executives
Provides annual cash incentive awards that are tied directly to the Company’s performance, which is based on achievement of target earnings and net revenue metrics	Does not normally contemplate discretionary cash awards to the CEO, COO, CFO and AFF president, but does recognize that there may be situations when judgment can and should be exercised in the context of unusual and unanticipated circumstances
Caps the maximum annual incentive award and long-term performance award for the CEO, COO, CFO and AFF president and provides minimum performance thresholds below which no incentive awards are granted, serving to manage compensation program risk	Does not provide for automatic minimum payout awards for annual or long-term performance-based awards

Provides annual grants of long-term performance-based equity awards based on attainment of cumulative long-term growth targets for adjusted net income along with relative total stockholder returns coupled proportionally with time-vested awards

Equity awards are forfeited if the executive leaves the Company voluntarily (other than retirement) or is terminated before the vesting date, which is generally three years from the date of grant for the senior executives

Does not dilute the Company’s stockholders with excessive equity grants to employees. The Company’s 2025 “burn rate,” or stock awards granted (assuming achievement of target award outcomes) as a percentage of the weighted-average common shares outstanding, was 0.39%
Change in control provisions for the senior executive officers have “double-trigger” severance and equity benefits in the event of involuntary termination following a change in control in exchange for a two-year non-compete and non-solicitation agreement	Does not provide for “single-trigger” severance upon a change in control or excise tax gross-up protection for executives in connection with a change in control
Cash severance payments to senior executive officers for a non-change-in-control termination without cause are capped at 50% of the sum of current salary and average cash bonus over the past three years	Does not provide tax gross-ups for severance payments or any other benefits
Senior executives participate in the same 401(k) retirement plan as all other domestic employees and receive modest perquisites with a sound business rationale	Does not provide supplemental retirement plans, non-qualified deferred compensation plans or other excessive executive perquisites
Subjects all incentive-based compensation to a “clawback” policy that requires the Company, in the event of a restatement of its financial results, to recover excess amounts erroneously paid to NEOs	Does not encourage unnecessary or excessive risk-taking as a result of the Company’s compensation policies
Requires NEOs and directors to meet robust stock ownership guidelines	Does not permit hedging of Company stock unless approved by the Compensation Committee

36

Base Salary

The Company offers what it believes to be competitive base salaries to its NEOs. The salary must be sufficient to attract and retain talented executives and provide a secure base of cash compensation. In addition, salary levels for the Company’s NEOs are set at levels the Compensation Committee believes to be, based on its general business experience and review of peer company data, competitive in relation to the salary levels of executive officers in the Company’s peer group, taking into consideration the NEO’s position, tenure, responsibility and need for special expertise. In setting the CEO’s salary in particular, the Compensation Committee believes Mr. Wessel’s long tenure with the Company, including 19 years as the CEO, and the significant complexity of operating over 3,300 pawn locations in six countries along with the AFF business line, warrants a salary above the median for the peer group.

Annual salary increases, typically determined in January of each year, are not guaranteed. Salary increases, if any, take into account factors such as the executive’s performance against job expectations, changes in the market, increased job responsibilities and experience. The increases for 2025 were aligned with the overall salary increase budget in 2025 for the entire organization.

The following table details each NEO’s salary amounts for 2025, 2024 and 2023:

	2025			2024			2023
NEO	Base Salary	% Change Over Prior- Year Period		Base Salary	% Change Over Prior- Year Period		Base Salary
Rick L. Wessel, CEO	$1,452,946	2%		$1,424,457	8	%(4)	$1,321,593
T. Brent Stuart, COO	897,592	6	%(1)	848,069	4%		815,451
R. Douglas Orr, CFO	807,773	2	%(2)	789,582	4%		759,213
Howard F. Hambleton, AFF President	681,408	4%		655,200	4%		630,000
Raul R. Ramos, SVP – Latin American Operations	549,000	6	%(3)	520,000	4%		500,000

(1)	For 2025, Mr. Stuart’s salary merit increase was 4% over the prior year plus an additional $15,600 increase in lieu of providing certain perquisites in 2025 and future years, which were previously provided as a component of other compensation.

(2)	For 2025, Mr. Orr’s salary merit increase was 2% over the prior year plus an additional $2,400 increase in lieu of providing certain perquisites in 2025 and future years, which were previously provided as a component of other compensation.

(3)	For 2025, Mr. Ramos’ salary merit increase was 5% over the prior year plus an additional $3,000 increase in lieu of providing certain perquisites in 2025 and future years, which were previously provided as a component of other compensation.

(4)	For 2024, Mr. Wessel’s salary merit increase was 4% over the prior year plus an additional $50,000 increase in lieu of providing certain perquisites in 2024 and future years, which were previously provided as a component of other compensation.

Short-Term Incentive Compensation

The Company’s short-term incentive plans for the NEOs are intended to drive annual operating and financial results deemed crucial to the Company’s success.

Senior Executive APIP

The CEO, COO and the CFO are granted opportunities to earn annual cash incentive compensation through the senior executive APIP based upon the achievement of annual performance goals established by the Compensation Committee, which are tied to specified objective performance measures that are designed to reinforce the Company’s focus on growth and profitability. The performance targets are established by the Compensation Committee using the Company’s annual operating plan prepared by management and reviewed and approved by the Board of Directors at the beginning of each year. The Company’s level of achievement of the performance goals will result in the payment of a cash incentive award equal to a percentage of the salary of the participating NEO.

37

Under the senior executive APIP, the CEO may earn an annual cash incentive between 0% and 300% of his salary, while the COO and CFO may earn between 0% and 200% of their respective salaries. The target award is 150% of salary for the CEO and 125% of the respective salaries for the COO and CFO. The range of percentages and target awards for each participating NEO are based on the scope of the officer’s responsibilities, internal pay equity and competitive considerations, and is reviewed annually by the Compensation Committee. There were no changes in the range of percentage payouts and target awards for 2025 compared to 2024.

The 2025 financial performance measures, weightings and goals were set in late January 2025 using target growth rates over 2024 actual results, as follows (dollars in thousands, except per share amounts):

Performance Measure	Weighting	2024 Actual	Target 2025 Growth Rate	2025 Target
Adjusted diluted earnings per share	37.5%	$6.70	10%	$7.35
Adjusted EBITDA	37.5%	$558,437	5%	$588,000
Net revenue (gross profit)	25.0%	$1,629,532	1%	$1,645,000

The target growth rates for 2025 were reflective of anticipated revenue and earnings growth in the U.S. and Latin American pawn segments, partially offset by foreign exchange rate headwinds for Latin America and the loss of certain key merchant partners of AFF due to bankruptcies. The Compensation Committee believes the nature and weighting of the performance measures should provide an appropriate mix of short-term targets directed primarily at earnings growth:

●	Adjusted diluted earnings per share represents the performance metric which the Compensation Committee believes is most closely correlated to stockholder returns over a one-year period.

●	Adjusted EBITDA also measures the achievement of earnings targets but excludes the impact of share issuances/repurchases, financing activities, income taxes and non-cash depreciation/amortization expenses, resulting in a more precise measure of pure operating profitability.

●	Net revenue measures both the amount and quality of top-line revenue growth, as it includes a profitability component (gross profit), which includes the impact of cost of goods sold, lease-to-own depreciation expense and lease and loan loss provisioning.

The following table sets forth the threshold, target and maximum performance goals for each performance measure and the actual performance achieved during 2025 (dollars in thousands, except per share amounts):

	2025 Performance Ranges			2025 Actual	2025 Actual Performance As % of
Performance Measure	Threshold	Target	Maximum	Performance	Target
Adjusted diluted earnings per share	$6.91	$7.35	$7.79	$8.76	119.2%
Adjusted EBITDA	$553,000	$588,000	$624,000	$698,389	118.8%
Net revenue (gross profit)	$1,546,000	$1,645,000	$1,744,000	$1,840,607	111.9%

The Compensation Committee believes the amounts earned under the 2025 senior executive APIP appropriately reflect the Company’s continued expansion and strong operating results for 2025:

●	Segment level earnings in 2025 for the existing U.S. and Latin America Pawn segments increased 14% and 18%, respectively, over prior year, while earnings for AFF increased 31%.

●	The August 2025 acquisition of H&T established a new U.K. pawn segment and generated an additional $52 million of segment earnings in 2025.

●	Consolidated adjusted diluted earnings per share was $8.76 per share, an increase of 31% over the prior year, which represented achievement at the maximum payout percentage.

●	Adjusted EBITDA was $698 million, an increase of 25% over the prior year, which represented achievement at the maximum payout percentage.

●	Net revenue was $1.8 billion, an increase of 13% over the prior year, which represented achievement at the maximum payout percentage.

38

The following table sets forth the threshold, target and maximum percentages of each eligible NEO’s salary available to be earned, the percentage of each participant’s salary earned based on the actual performance achieved and the actual award paid in total for the three performance measures described above:

				Award Earned Based on Actual	Cash Incentive Award Earned Based on
	Potential Award (% of Salary)			Performance	Actual
NEO	Threshold	Target	Maximum	(% of Salary)	Performance
Rick L. Wessel, CEO	25%	150%	300%	300%	$4,358,838
T. Brent Stuart, COO	25%	125%	200%	200%	$1,795,184
R. Douglas Orr, CFO	25%	125%	200%	200%	$1,615,546

Summary of Historical Payout Results of the Senior Executive APIP

The Compensation Committee believes the historical payouts under the senior executive APIP demonstrate sufficient rigor in its annual goal-setting process. Over the past five years:

●	The average payout to the CEO was 241% of salary, compared to a target payout of 150% and a maximum payout of 300%.

●	The average payout to the COO and CFO was 168% of salary, compared to a target payout of 125% and a maximum payout of 200%.

●	The maximum payout was achieved only once, in 2025, during the five-year period.

The following chart details the actual award percentage payout over the past five years to the CEO, COO and CFO (shown as percentage of base salary):

AFF President Annual Performance-Based Incentive Compensation

The compensation program for the AFF president provides him the opportunity to earn annual cash incentive compensation based upon the achievement of annual performance goals tied to specified objective performance measures weighted equally between the performance of the AFF segment and the Company’s consolidated performance results. The performance targets are established by the Compensation Committee using the Company’s annual operating plan prepared by management and reviewed and approved by the Board of Directors at the beginning of each year. The AFF president may earn an annual cash incentive between 0% and 200% of his salary based on the level of achievement of the performance goals, with a target award equal to 125% of his salary.

39

In January 2025, the Compensation Committee established the following performance measures and weightings for the AFF president’s annual cash incentive compensation:

Performance Measure	Weighting
AFF segment adjusted EBITDA (1)	25%
AFF segment expense (1)	25%
FirstCash consolidated adjusted diluted earnings per share (2)	25%
FirstCash consolidated adjusted EBITDA (2)	25%

(1)	The threshold and maximum performance goals for these performance measures were 94% and 106% of target for the respective performance measure. Specific financial targets for AFF are not disclosed as the Company believes doing so may result in competitive harm.

(2)	The threshold, target and maximum performance goals for these performance measures were identical to those used in the senior executive APIP for the CEO, COO and CFO as described above.

The following table sets forth the threshold, target and maximum percentages of the AFF president’s salary available to be earned, the percentage of his salary earned based on the actual performance achieved and the actual award paid:

				Award Earned Based on Actual	Cash Incentive Award Earned Based on
	Potential Award (% of Salary)			Performance	Actual
NEO	Threshold	Target	Maximum	(% of Salary)	Performance
Howard F. Hambleton, AFF President	25%	125%	200%	198%	$1,350,040

The overall award represented performance attained at maximum for FirstCash consolidated performance measures (as described in the “Senior Executive APIP” section above), 133% of target for AFF segment adjusted EBITDA and 105% of target for AFF segment expense (the Compensation Committee has elected not to disclose the actual performance for the AFF segment adjusted EBITDA and AFF segment expense performance measures due to the potential to cause competitive harm).

Other Cash Bonuses

Mr. Ramos, SVP – Latin American Operations and a NEO, and other key employees are paid annual discretionary cash bonuses to reflect the breadth of their expertise and responsibility, achievement of certain financial or strategic results and to make the cash component of compensation competitive with that of the Company’s peers. While the Company maintains broad discretion to vary overall cash compensation for a given year by varying the amount, if any, of such cash bonuses, these bonuses are typically determined by evaluating financial and strategic targets such as segment operating profits and key performance metrics, among other criteria. These cash bonuses may reflect a material part of the employees’ overall compensation, with payments commensurate with the employees’ position, responsibilities and individual and overall Company performance. The resulting 2025 cash bonus award of $1,150,000 to Mr. Ramos was reviewed and approved by the Compensation Committee based on the CEO’s recommendation. The award for 2025 was reflective of Mr. Ramos’ contributions in leading the Latin American pawn revenues and earnings growth in 2025 compared to 2024, as highlighted above.

40

Long-Term Incentive Compensation

The Company grants annual equity awards to its NEOs and certain other employees to provide incentive for them to achieve targeted levels of financial performance, stay with the Company over the long term and align their interests with those of the Company’s stockholders. These equity awards also provide additional flexibility to the Compensation Committee to reward superior performance by NEOs and other employees. Generally, these awards are established and granted in late January or early February of each year. The date of grant for all equity awards is the date of Compensation Committee approval. The Company believes all such equity grants as described herein align the executives’ interests with those of the Company’s stockholders.

While the use of equity awards is an important part of the Company’s overall executive compensation program, the Company is also aware of its responsibility to its stockholders to exercise judgment in the granting of such awards. As a result, the Company monitors its annual share usage, or “burn rate,” and the potential dilutive impact of equity awards on its stockholders.

Although the Company has not adopted a formal policy regarding the timing of equity award grants, the Compensation Committee generally approves equity award grants during a regularly scheduled meeting in the first quarter of the fiscal year. The Compensation Committee approves a target dollar value for annual equity awards to be granted to executive officers, and then the number of awards granted is determined based on the average closing stock price over 45 trading days prior to the grant date.

The annual share usage, or burn rate, of equity awards for the last three years was as follows:

	2025	2024	2023
Total restricted stock awards granted at target (annual share usage)	172,583	155,001	164,703
Weighted-average common shares outstanding	44,314,000	44,965,000	45,452,000
Annual share usage as percentage of shares outstanding (burn rate)	0.39%	0.34%	0.36%

Senior Executive LTIP

The Compensation Committee has established an LTIP for its three most senior executives, the CEO, COO and CFO, with all of the awards provided in the form of time-based and performance-based restricted stock awards which vest over a three-year period. These awards are designed to provide alignment of executives’ interests with those of stockholders through long-term ownership of Company stock. For 2025, 50% of the awards are contingent upon the Company attaining defined performance goals tied to earnings and stockholder return metrics over a three-year period and 50% are time-based with cliff vesting after three years.

To determine the number of performance-based restricted stock awards that vest, the Compensation Committee measures the cumulative performance of the Company at the end of the three-year performance period against the cumulative performance goals approved by the Compensation Committee typically in the first quarter of the year of the initial grant. The Company’s level of achievement of the performance goals set forth in the cumulative performance period will result in the vesting of the performance-based awards between zero and 150% of a stated target number of shares, while the time-vested awards are fixed at target. The target number of shares for each participating executive officer is based on the scope of the officer’s responsibilities, internal pay equity among participating executive officers with similar responsibilities and competitive considerations and is reviewed annually by the Compensation Committee.

41

2025 Senior Executive LTIP Grants

In January 2025, performance-based and time-based restricted stock awards were granted under the senior executive LTIP to the CEO, COO and CFO. The Compensation Committee established the following vesting conditions, award weightings and performance/service periods for the January 2025 awards:

Performance-Based Restricted Stock Awards
Performance Measure	Weighting (At Target)	Cumulative Performance Period
Adjusted net income	25%	January 1, 2025 — December 31, 2027
Three-year TSR vs. compensation peer group	25%	January 1, 2025 — December 31, 2027

Time-Based Restricted Stock Awards
Service Condition	Weighting	Service Period
Time vested award (three-year cliff vesting)	50%	Vesting Date — December 31, 2027

42

The Compensation Committee believes the nature and weighting of the senior executive LTIP awards granted for 2025 provide an appropriate mix of long-term targets directed at core earnings growth, total stockholder returns and executive retention.

●	The adjusted net income performance measure provides what the Compensation Committee believes is the most meaningful measure of the Company’s true long-term operating performance. The adjusted net income measure excludes certain items that management believes are non-operating in nature and are not representative of the Company’s core operating performance. The adjusted net income cumulative three-year performance goal, which was established in January 2025, is based on target adjusted net income for 2025 (on a basis which was equivalent to the level of the target earnings metrics used in the senior executive APIP) with increases in 2026 and 2027 based on long-term growth rates established by the Compensation Committee. The Compensation Committee has elected not to disclose adjusted net income goals for the 2025-2027 LTIP grants due to the potential to cause competitive harm and to remain consistent with the Company’s policy of not providing long-term earnings guidance to the market.

●	The TSR measure is tied directly to the Company’s share price and dividend payouts compared to its defined compensation peers. This metric measures management’s ability to create future stockholder value and further aligns the interests of management and the Company’s stockholders. The three-year TSR target was established at the 50th percentile of the 2025 Peer Group. The threshold TSR award was set at the 25th percentile while the maximum TSR award was set at the 75th percentile.

●	Time-vested awards provide a further executive retention incentive and are structured so that the awards do not vest unless the executive remains employed for the three-year period ending December 31, 2027. These awards further align executives’ interests with those of stockholders through long-term ownership of Company stock.

The Compensation Committee, with the assistance of Pay Governance, benchmarked the structure, performance measures and weighting of the Company’s senior executive LTIP award program with that of its peer group and determined the Company’s program was substantially in-line with its peers.

The following table sets forth each participant’s threshold, target and maximum stock grant opportunities and the respective grant date fair value of the performance-based awards for the 2025 senior executive LTIP grants:

	CEO			COO			CFO
	Threshold (1)	Target	Maximum	Threshold (1)	Target	Maximum	Threshold (1)	Target	Maximum
Considered Award Value (2):
Adjusted net income	$562,500	$2,250,000	$3,374,998	$215,197	$860,786	$1,291,179	$175,874	$703,494	$1,055,233
TSR relative to the Company’s peer group	1,125,000	2,250,000	3,375,000	430,394	860,787	1,291,181	351,747	703,494	1,055,241
Total	$1,687,500	$4,500,000	$6,749,998	$645,591	$1,721,573	$2,582,360	$527,621	$1,406,988	$2,110,474

Award Shares Granted (3):
Adjusted net income	5,260	21,042	31,563	2,013	8,050	12,075	1,645	6,579	9,868
TSR relative to the Company’s peer group	10,521	21,042	31,563	4,025	8,050	12,075	3,290	6,579	9,869
Total	15,781	42,084	63,126	6,038	16,100	24,150	4,935	13,158	19,737

(1)	No award is earned if actual performance is less than the performance measure threshold amounts.

(2)	The considered award values are amounts determined by the Compensation Committee in setting target compensation and are used to determine the number of award shares granted. These values do not represent the grant date fair value shown in the “Stock Awards” column of the Summary Compensation Table (“SCT”) below.

(3)	Award shares granted are determined by dividing the considered award values by the average of the closing price of the Company’s stock over the 45 trading days immediately prior to the grant date, which was $106.93 per share.

43

Time-based restricted stock awards represented 50% of the target awards granted in January 2025. The time-based awards have a three-year cliff vesting schedule under which the shares will vest if the participant remains employed by the Company through December 31, 2027.

The following table sets forth each participant’s time-based stock grant award value and shares granted:

Participant	Considered Award Value (1)	Award Shares Granted (2)
Rick L. Wessel, CEO	$4,500,000	42,083
T. Brent Stuart, COO	1,721,573	16,100
R. Douglas Orr, CFO	1,406,988	13,158

(1)	The considered award values are amounts determined by the Compensation Committee in setting target compensation and are used to determine the number of award shares granted. These values do not represent the grant date fair value shown in the “Stock Awards” column of the SCT below.

(2)	Award shares granted are determined by dividing the considered award values by the average of the closing price of the Company’s stock over the 45 trading days immediately prior to the grant date, which was $106.93 per share.

Historical Senior Executive LTIP Grants and Performance

2023 Senior Executive LTIP Grants — In 2023, the CEO, COO and CFO were granted performance-based and time-based restricted stock awards under the senior executive LTIP.

The performance-based awards had a three-year cumulative performance period that began on January 1, 2023 and ended on December 31, 2025 with performance measures of adjusted net income and relative TSR over the three-year cumulative period.

Actual performance results for the Company over the three-year period exceeded the maximum payout threshold for the adjusted net income performance measure. The performance result for relative TSR achievement was above the target payout threshold but below the maximum payout threshold.

The following table sets forth the three-year cumulative performance goals for each of the performance measures and the actual three-year cumulative performance achieved (dollars in thousands):

	Cumulative Performance Goals			Cumulative Actual	Payout as a % of Target
2023 Grant Performance Measure	Threshold	Target	Maximum	Performance	Shares
Adjusted net income (1)	$787,000	$851,000	$915,000	$969,696	150%
Relative TSR (percentile) (2)	25th	50th	75th	65th	130%
Weighted Total Payout					140%

(1)	Adjusted net income as presented in the Company’s SEC filings.

(2)	The Company’s TSR as a percentile of the Company’s compensation peer group established for 2023.

44

The following table sets forth each participant’s threshold, target and maximum stock grant opportunities for the performance-based awards based on the achievement of the respective three-year cumulative performance goals and the actual number of shares that vested based on the actual three-year cumulative performance period that ended on December 31, 2025:

					Shares Awarded Based on Actual
	Potential Share Award			Payout as a % of Target	Three-Year Cumulative
Participant	Threshold	Target	Maximum	Shares	Performance
Rick L. Wessel, CEO	14,316	38,175	57,263	140%	53,445
T. Brent Stuart, COO	5,250	14,001	21,002	140%	19,602
R. Douglas Orr, CFO	4,683	12,488	18,732	140%	17,483

The Compensation Committee believes the amounts earned under the 2023 senior executive LTIP appropriately reflect the Company’s strong operating results and shareholder returns for the three-year period ended December 31, 2025:

●	Adjusted net income over the three-year period totaled $970 million and increased each year at a compounded annual growth rate of 17% over the three-year period.

●	The Company’s total shareholder return over the three-year period was 91% compared to the median shareholder of the peer group of 27%.

The remaining 50% of the 2023 senior executive LTIP grant was time-based restricted stock awards having a three-year cliff vesting schedule under which the shares vested if the participant remained employed by the Company through December 31, 2025. The CEO, COO and CFO continued to be employed as of December 31, 2025. Therefore, each vested in 38,174 shares, 14,001 shares and 12,487 shares, respectively, on December 31, 2025.

2024 Senior Executive LTIP Grants — In 2024, the CEO, COO and CFO were granted performance-based and time-based restricted stock awards under the senior executive LTIP. The performance-based awards have a three-year cumulative performance period that began on January 1, 2024 and ends on December 31, 2026. The time-based awards have a three-year cliff vesting schedule under which the shares will vest if the participant remains employed by the Company through December 31, 2026. These grants are more fully described in the table of Outstanding Equity Awards as of December 31, 2025 provided later in this section.

Summary of Historical Performance-Based Senior Executive LTIP Payout Results

The historical payout results for the performance-based senior executive LTIP awards indicate the performance goals have historically demonstrated a sufficient level of rigor. For the past five award cycles with completed performance periods (the 2019, 2020, 2021, 2022 and 2023 grants):

●	The average payout for the five-year period was 115% of the target award.

●	The maximum payout of 150% of target was only achieved for two grants, the 2021 and 2022 awards.

●	The 2019 grant resulted in no payout to the executives.

45

The following chart details the senior executive LTIP award earned over the performance period for the CEO, COO and CFO for the 2019, 2020, 2021, 2022 and 2023 grants:

Long-Term Equity Awards to Other NEOs

The long-term equity awards granted to the AFF president were structured similarly to the senior executive LTIP awards described above for the CEO, COO and CFO. The AFF president receives performance-based restricted stock awards tied to AFF’s adjusted EBITDA and the Company’s relative TSR performance, both weighted equally and over a three-year performance period.

For 2025, the total threshold, target and maximum performance-based awards were 2,639 shares, 7,037 shares and 10,556 shares, respectively. In addition, the AFF president was granted 7,036 time-based restricted stock awards that have a three-year cliff vesting schedule under which the shares will vest if he remains employed by the Company through December 31, 2027.

In 2023, the AFF president was granted performance-based and time-based long-term equity awards, which were structured similarly to the 2023 senior executive LTIP awards described above for the CEO, COO and CFO. The performance measures were AFF segment adjusted EBITDA and the Company’s relative TSR performance, both weighted equally and over a three-year performance period that ended on December 31, 2025. The total threshold, target and maximum performance-based awards were 2,504 shares, 6,678 shares and 10,017 shares, respectively. Based on the achievement of the respective three-year cumulative performance goals, 9,349 shares vested on December 31, 2025 which represented performance attained at 130% of target for the Company’s relative TSR performance measure (as described in the “Historical LTIP Grants and Performance” section above) and 150% of target for the AFF segment adjusted EBITDA performance measure (the Compensation Committee has elected not to disclose the actual performance for the AFF segment adjusted EBITDA performance measure due to the potential to cause competitive harm). The AFF president also vested in 6,678 time-based awards on December 31, 2025.

Additionally, in January 2025, the Company granted 2,000 time-based restricted stock awards to Mr. Ramos, SVP – Latin American Operations, which vest in five equal annual installments and become fully vested in January 2030.

The amount, structure and applicable performance targets for long-term equity awards to the other NEO’s were reviewed and approved by the Compensation Committee.

Perquisites and Personal Benefits

The NEOs received additional remuneration consistent with the Company’s approach to hiring and retaining key personnel, such as benefits provided to all full-time employees, including matching contributions to 401(k) accounts, health insurance, life insurance and disability insurance. In addition, the CEO receives an automobile allowance and opportunities for personal travel using the Company’s aircraft. The Company does not provide supplemental non-qualified retirement or deferred compensation plans to any of its executives.

As mentioned in the “Salary” section above, the practice of reimbursing the CEO’s club dues was discontinued in 2024. Further, the practice of reimbursing club dues to all NEOs was discontinued for 2025.

The aggregate incremental cost to the Company during 2025 of such benefits is reflected in the Summary Compensation Table below.

46

Anti-Hedging and Pledging Policy

The Company’s insider trading policy prohibits all of its directors, officers and employees from engaging in “short sales” or “sales against the box” or trading in puts, calls, warrants or other derivative instruments on the Company’s securities. The Board of Directors believes this prohibition further aligns the interests of directors and executives with those of stockholders, facilitates compliance with insider trading and other applicable laws, and aids in preventing directors and executives from subjecting themselves to an actual or potential conflict of interest with the Company or creating the appearance of such a conflict.

The insider trading policy generally prohibits directors, officers and employees from purchasing Company securities on margin, borrowing against Company securities held in a margin account or pledging any Company securities as collateral for a loan. However, an exception to the prohibition from pledging Company securities as collateral for a loan may be granted, on a case-by-case basis, where the Company determines that such a pledge would not pose a material risk to the Company or its stockholders.

Additional details regarding these policies are provided in the “Corporate Governance, Board Matters and Director Compensation – Insider Trading and Anti-Hedging and Pledging Policies” section of this Proxy Statement.

Executive Stock Ownership and Retention Guidelines

The Company’s Board of Directors has adopted stock ownership guidelines pursuant to which all NEOs are expected to own shares of Company stock or hold unvested time-based restricted stock awards equal in total to a multiple of the NEO’s salary, as follows:

Current Named Executive Officers	Target Multiple	Current Multiple as of April 10, 2026
Rick L. Wessel, CEO	5 x Salary	122.8 x Salary
T. Brent Stuart, COO	3 x Salary	32.3 x Salary
R. Douglas Orr, CFO	3 x Salary	46.0 x Salary
Howard F. Hambleton, AFF President	1 x Salary	10.2 x Salary
Raul R. Ramos, SVP – Latin American Operations	1 x Salary	11.8 x Salary

Until a NEO has satisfied the stock ownership guidelines, they are required to retain 75% of the after-tax shares received upon the exercise or vesting of equity incentive awards. Furthermore, any sales of Company stock by a NEO will be permitted only to the extent the NEO will continue to meet the guidelines immediately following such sale. NEOs have five years after they first become eligible for the executive stock ownership guidelines to achieve the target multiple. Stock options and unvested performance shares or performance share units do not count toward satisfying stock ownership guidelines for executives. As of December 31, 2025 and the date of this report, all of the NEOs met the Company’s stock ownership guidelines.

Clawback Policy

Effective October 25, 2023, the Company’s Board of Directors adopted an updated executive compensation recovery, or “clawback,” policy that complies with applicable listing standards of Nasdaq and Rule 10D-1 under the Exchange Act, and is filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K filed with the SEC on February 5, 2024. The clawback policy applies to current and former executive officers in the event the Company is required to restate its financial statements. Pursuant to the policy, the Compensation Committee is required to seek recovery of any incentive compensation received by executive officers during the three years preceding such restatement where (i) the payment or award grant was calculated based on achievement of the misstated financial results; and (ii) a lower payment or award grant would have been made to the executive based upon the restated financial results.

Compensation Plan Actions for 2026

Based on recommendations from Pay Governance and the Compensation Committee, the short-term and long-term incentive award structures for the CEO, CFO, COO and other NEOs will remain identical in 2026 to those utilized in 2025.

47

Additionally, using updated financial metrics at the end of 2025, Pay Governance reviewed the composition of the Company’s compensation peer group. Foot Locker was removed from the peer group as the company was acquired, while Green Dot and Sally Beauty were removed due to their smaller sizes compared to the current peer group. Pay Governance recommended that Ally Financial, DICK’S Sporting Goods and Murphy USA should be added to further improve industry and size alignment. This new 2026 Peer Group was adopted by the Compensation Committee in January 2026 and used to evaluate pay decisions for 2026.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the “Compensation Discussion and Analysis” set forth above with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K.

Members of the Compensation Committee:

James H. Graves

Daniel E. Berce

Mikel D. Faulkner

The Compensation Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference herein.

48

Summary Compensation Table

The following table summarizes the total compensation paid or earned by the 2025 NEOs for the years ended December 31, 2025, 2024 and 2023.

					Non-
					Equity
					Incentive
					Plan	All Other
Name and				Stock	Compen-	Compen-
Principal		Salary	Bonus	Awards	sation	sation	Total
Position	Year	$	$	$ (1)	$ (2)	$ (3)	$
Rick L. Wessel,	2025	1,452,946	—	9,706,654	4,358,838	140,323	15,658,761
Vice-Chairman, Chief	2024	1,424,457	—	8,343,435	2,176,748	125,017	12,069,657
Executive Officer	2023	1,321,593	—	7,016,337	3,805,580	113,385	12,256,895

T. Brent Stuart,	2025	897,592	—	3,713,498	1,795,184	—	6,406,274
President, Chief	2024	848,069	—	3,060,112	1,072,012	22,633	5,002,826
Operating Officer	2023	815,451	—	2,573,318	1,581,788	19,660	4,990,217

R. Douglas Orr,	2025	807,773	—	3,034,918	1,615,546	—	5,458,237
EVP, Chief Financial	2024	789,582	—	2,614,576	998,080	11,068	4,413,306
Officer, Secretary,	2023	759,213	—	2,295,101	1,472,699	10,661	4,537,674
Treasurer

Howard F. Hambleton	2025	681,408	—	1,623,130	1,350,040	—	3,654,578
AFF President	2024	655,200	—	1,398,128	807,398	—	2,860,726
	2023	630,000	—	1,227,382	1,236,375	—	3,093,757

Raul R. Ramos,	2025	549,000	1,150,000	223,880	—	—	1,922,880
SVP – Latin American	2024	520,000	1,050,000	459,080	—	11,385	2,040,465
Operations	2023	500,000	800,000	367,040	—	11,010	1,678,050

(1)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock awards granted, which are described in the “Long-Term Incentive Compensation” section of the “Compensation Discussion and Analysis” above. The grant date fair value of time-based restricted stock awards was based on the closing market price of the Company’s Common Stock on the date of grant multiplied by the number of restricted stock awards granted. The grant date fair value of performance-based restricted stock awards that may be earned based on achievement of certain performance measures was based on the closing price of the Company’s Common Stock on the date of grant and the probable outcome of performance-based conditions at the time of grant. The grant date fair value for performance-based restricted stock awards that may be earned based on relative TSR performance was determined using a Monte-Carlo simulation model. If achievement of the highest level of performance-based conditions is assumed, the grant date fair value of the stock awards granted to Messrs. Wessel, Stuart, Orr, Hambleton and Ramos would be $11,777,095, $4,505,585, $3,682,266, $1,969,248 and $223,880, respectively.

(2)	Amounts represent cash incentive awards earned under the terms of the Company’s APIP which provide for the payment of annual cash incentive compensation based upon the achievement of performance goals established annually by the Compensation Committee based on one or more specified performance criteria, as more fully described in the “Compensation Discussion and Analysis” above.

(3)	The Company provides the NEOs with certain group life, health, medical, and other noncash benefits generally available to all salaried employees that are not included in this column pursuant to SEC rules. As permitted by SEC rules, no amounts are shown in this table for perquisites and personal benefits for any individual NEOs for whom such amounts do not exceed $10,000 in the aggregate. Mr. Wessel’s all other compensation for 2025 includes matching contributions under the First Cash 401(k) Profit Sharing Plan of $8,750, an automobile allowance of $8,571, Company-paid health insurance premiums in the amount of $10,167 and personal use of the corporate aircraft in the amount of $112,835. The incremental cost of the personal use of the corporate aircraft was determined on a per-flight and/or hours-used basis based on variable costs associated with personal flight activity. The variable costs used in the calculation included fuel, crew compensation and travel, certain maintenance and repair expenses, related unoccupied positioning, or “deadhead,” flights, landing/parking and supplies.

49

Grants of Plan-Based Awards for 2025

The following table provides information regarding individual grants of plan-based awards to the NEOs during 2025. Except as set forth below, there were no other grants of equity or non-equity awards to NEOs during 2025.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards:		Grant Date Fair Value
Name	Grant Date	Thresh- old ($)	Target ($)	Maximum ($)	Thresh- old (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)		of Stock and Option Awards (5) $
Wessel
APIP	—	90,809	2,179,419	4,358,838	—	—	—	—		—
LTIP - Performance-based	1/29/25	—	—	—	5,260	42,084	63,126	—		4,995,771
LTIP - Time-based	1/29/25	—	—	—	—	—	—	42,083	(3)	4,710,883

Stuart
APIP	—	56,099	1,121,990	1,795,184	—	—	—	—		—
LTIP - Performance-based	1/29/25	—	—	—	2,013	16,100	24,150	—		1,911,264
LTIP - Time-based	1/29/25	—	—	—	—	—	—	16,100	(3)	1,802,234

Orr
APIP	—	50,486	1,009,716	1,615,546	—	—	—	—		—
LTIP - Performance-based	1/29/25	—	—	—	1,645	13,158	19,737	—		1,562,011
LTIP - Time-based	1/29/25	—	—	—	—	—	—	13,158	(3)	1,472,907

Hambleton
APIP	—	42,588	851,760	1,362,816	—	—	—	—		—
LTIP - Performance-based	1/29/25	—	—	—	880	7,037	10,556	—		835,520
LTIP - Time-based	1/29/25	—	—	—	—	—	—	7,036	(3)	787,610

Ramos
LTIP - Time-based	1/29/25	—	—	—	—	—	—	2,000	(4)	223,880

(1)	Amounts represent threshold, target and maximum potential cash payouts of annual performance-based incentive compensation, which are described in the “Short-Term Incentive Compensation” section of the “Compensation Discussion and Analysis” above. The actual payouts awarded were $4,358,838, $1,795,184, $1,615,546 and $1,350,040 to Messrs. Wessel, Stuart, Orr and Hambleton, respectively, and such amounts are reflected in the “Summary Compensation Table” above.

(2)	Amounts represent threshold, target and maximum potential payouts of performance-based restricted stock awards, which are described in the “Long-Term Incentive Compensation” section of the “Compensation Discussion and Analysis” above.

(3)	Time-based restricted stock award which cliff vests on December 31, 2027.

(4)	Time-based restricted stock award which vests in five equal annual installments and becomes fully vested in January 2030.

(5)	Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock awards granted, which are described in the “Long-Term Incentive Compensation” section of the “Compensation Discussion and Analysis” above. The grant date fair value of time-based restricted stock awards was based on the closing market price of the Company’s Common Stock on the date of grant multiplied by the number of restricted stock awards granted. The grant date fair value of performance-based restricted stock awards that may be earned based on achievement of certain performance measures was based on the closing price of the Company’s common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant. The grant date fair value for performance-based restricted stock awards that may be earned based on relative TSR performance was determined using a Monte-Carlo simulation model.

50

Outstanding Equity Awards as of December 31, 2025

The following table provides information on the holdings of stock awards by the NEOs as of December 31, 2025. Each outstanding stock award is shown separately for each NEO.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) ($)
Wessel
	42,083	(2)	6,707,189	36,823	(4)	5,868,850
	36,669	(3)	5,844,305	32,086	(5)	5,113,867

Stuart
	16,100	(2)	2,566,018	14,088	(4)	2,245,345
	13,449	(3)	2,143,502	11,768	(5)	1,875,584

Orr
	13,158	(2)	2,097,122	11,514	(4)	1,835,101
	11,491	(3)	1,831,436	10,054	(5)	1,602,407

Hambleton
	7,036	(2)	1,121,398	6,158	(6)	981,462
	6,145	(3)	979,390	5,377	(7)	856,986

Ramos
	2,000	(8)	318,760
	3,200	(9)	510,016
	2,400	(10)	382,512
	1,600	(11)	255,008
	800	(12)	127,504

(1)	The market value of the unvested share awards is based on the closing price of the Company’s Common Stock as of December 31, 2025, which was $159.38.

(2)	Restricted stock award granted in 2025. Vesting is time-based, with 100% scheduled to cliff-vest on December 31, 2027.

(3)	Restricted stock award granted in 2024. Vesting is time-based, with 100% scheduled to cliff-vest on December 31, 2026.

(4)	The 2025 restricted stock awards granted to the CEO, COO and CFO are eligible for performance-based vesting on December 31, 2027 upon the achievement of performance measures based on a three-year cumulative performance period ending December 31, 2027. The performance measures are defined as adjusted net income growth and relative TSR over the three-year cumulative period. Based on the Company’s achievement of the performance measures to date (through the year ended December 31, 2025), the awards pertaining to the adjusted net income performance measure are reflected at threshold payout and the awards pertaining to the TSR performance measure are reflected at maximum payout, in accordance with SEC guidance. If all of the performance measures for the 2025 performance-based restricted stock awards resulted in a maximum grant upon completion of the vesting period, the CEO would earn 63,126 shares, the COO would earn 24,150 shares and the CFO would earn 19,737 shares.

51

(5)	The 2024 restricted stock awards granted to the CEO, COO and CFO are eligible for performance-based vesting on December 31, 2026 upon the achievement of performance measures based on a three-year cumulative performance period ending December 31, 2026. The performance measures are defined as adjusted net income growth and relative TSR over the three-year cumulative period. Based on the Company’s achievement of the performance measures to date (through the year ended December 31, 2025), the awards pertaining to the adjusted net income performance measure are reflected at threshold payout and the awards pertaining to the TSR performance measure are reflected at maximum payout, in accordance with SEC guidance. If all of the performance measures for the 2024 performance-based restricted stock awards resulted in a maximum grant upon completion of the vesting period, the CEO would earn 55,005 shares, the COO would earn 20,174 shares and the CFO would earn 17,237 shares.

(6)	The 2025 restricted stock awards granted to the AFF president are eligible for performance-based vesting on December 31, 2027 upon the achievement of performance measures based on a three-year cumulative performance period ending December 31, 2027. The performance measures are defined as AFF segment EBITDA and relative TSR over the three-year cumulative period, which are equally weighted. Based on the Company’s achievement of the performance measures to date (through the year ended December 31, 2025), the award pertaining to the AFF segment EBITDA performance measure is reflected at threshold payout and the award pertaining to the TSR performance measure is reflected at maximum payout, in accordance with SEC guidance. If the performance measures for the 2025 restricted stock awards resulted in a maximum grant upon completion of the vesting period, the AFF president would earn 10,556 shares.

(7)	The 2024 restricted stock awards granted to the AFF president are eligible for performance-based vesting on December 31, 2026 upon the achievement of performance measures based on a three-year cumulative performance period ending December 31, 2026. The performance measures are defined as AFF segment EBITDA and relative TSR over the three-year cumulative period, which are equally weighted. Based on the Company’s achievement of the performance measures to date (through the year ended December 31, 2025), the award pertaining to the AFF segment EBITDA performance measure is reflected at threshold payout and the award pertaining to the TSR performance measure is reflected at maximum payout, in accordance with SEC guidance. If the performance measures for the 2024 restricted stock awards resulted in a maximum grant upon completion of the vesting period, the AFF president would earn 9,218 shares.

(8)	Restricted stock award granted in 2025. Vesting is time-based, with 20% scheduled to vest on each of January 29, 2026, 2027, 2028, 2029 and 2030.

(9)	Restricted stock award granted in 2024. Vesting is time-based, with 20% scheduled to vest on each of January 31, 2025, 2026, 2027, 2028 and 2029.

(10)	Restricted stock award granted in 2023. Vesting is time-based, with 20% scheduled to vest on each of February 1, 2024, 2025, 2026, 2027 and 2028.

(11)	Restricted stock award granted in 2022. Vesting is time-based, with 20% scheduled to vest on each of February 4, 2023, 2024, 2025, 2026 and 2027.

(12)	Restricted stock award granted in 2021. Vesting is time-based, with 20% scheduled to vest on each of January 28, 2022, 2023, 2024, 2025 and 2026.

Stock Awards Vested in 2025

The following table provides information for the NEOs regarding the aggregate number of shares acquired upon the vesting of restricted stock awards and the value realized before the payment of any applicable withholding tax and broker commissions:

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting ($) (2)
Wessel	91,619	14,602,236
Stuart	33,603	5,355,646
Orr	29,970	4,776,619
Hambleton	16,027	2,554,383
Ramos	3,600	609,772

(1)	Reflects the gross number of shares received upon the vesting of time-based and performance-based restricted stock awards.

(2)	Value realized represents the value as calculated based on the price of the Company’s Common Stock on the vesting date.

52

The following table details the number of shares acquired on the vesting of restricted stock awards during 2025 and shows the Company’s executives have held the shares acquired, with the exception of those withheld for tax purposes:

		Disposition of Shares Acquired on Vesting of Restricted Stock Awards
Name	Total Shares Vested	Shares Sold	Shares Withheld for Taxes	Remaining Shares Held
Wessel	91,619	—	(36,052)	55,567
Stuart	33,603	—	(13,222)	20,381
Orr	29,970	—	(11,793)	18,177
Hambleton	16,027	—	(6,306)	9,721
Ramos	3,600	—	—	3,600

Pay Versus Performance

As required by SEC rules, the Company is providing the following information about the relationship between “compensation actually paid” (as computed in accordance with SEC rules) to its Principal Executive Officer (“PEO”) and to its other NEOs and certain financial performance of the Company for the five most recently completed fiscal years:

			Average
			Summary	Average
			Compen-	Compen-
			sation	sation
	Summary		Table	Actually	Value of Initial Fixed $100
	Compen-	Compen-	Total for	Paid to	Investment Based On:
	sation	sation	Non-PEO	Non-PEO		Peer Group		Adjusted
	Table	Actually	Named	Named	Total	Total		Diluted
	Total for	Paid to	Executive	Executive	Shareholder	Shareholder		Earnings
	PEO (1)	PEO (2)	Officers (3)	Officers (2)	Return (4)	Return (4)	Net Income	Per Share (5)
Year	($)	($)	($)	($)	($)	($)	($)	($)
2025	15,658,761	34,997,098	4,360,492	8,722,755	244.03	187.09	330,375,000	8.76
2024	12,069,657	9,287,053	3,579,331	2,882,113	156.75	173.60	258,815,000	6.70
2023	12,256,895	19,930,731	3,574,925	4,683,793	161.92	138.66	219,301,000	6.06
2022	9,836,835	15,114,505	2,834,198	3,793,799	128.06	128.33	253,495,000	5.19
2021	7,175,467	7,215,249	2,014,574	1,972,295	108.50	132.95	124,909,000	3.94

(1)	Rick Wessel was the Company’s PEO in 2021, 2022, 2023, 2024 and 2025.

(2)	To calculate compensation actually paid (“CAP”), the following amounts were deducted from and added to SCT total compensation:

53

PEO	2025	2024	2023	2022	2021
SCT total compensation	$15,658,761	$12,069,657	$12,256,895	$9,836,835	$7,175,467
Less fair value of stock awards reported in the SCT	(9,706,654)	(8,343,435)	(7,016,337)	(5,155,277)	(3,453,904)
Plus fair value as of year end of stock awards granted in current year	16,104,233	6,853,347	9,361,536	8,103,054	5,177,226
Change in fair value of stock awards granted in prior years that are outstanding and unvested as of year end	6,796,115	(903,943)	2,201,800	2,287,279	840,071
Change in fair value of stock awards granted in prior years that vested during the current year	6,144,643	(388,573)	3,126,837	42,614	(2,523,611)
CAP	$34,997,098	$9,287,053	$19,930,731	$15,114,505	$7,215,249

Average of Non-PEO NEO	2025	2024	2023	2022	2021
SCT total compensation	$4,360,492	$3,579,331	$3,574,925	$2,834,198	$2,014,574
Less fair value of stock awards reported in the SCT	(2,148,857)	(1,882,974)	(1,615,710)	(1,161,314)	(744,532)
Plus fair value as of year end of stock awards granted in current year	3,551,983	1,531,161	2,141,786	1,678,775	1,083,099
Change in fair value of stock awards granted in prior years that are outstanding and unvested as of year end	1,465,379	(277,176)	568,670	443,809	156,478
Change in fair value of stock awards granted in prior years that vested during the current year	1,493,758	(68,229)	14,122	(1,669)	(278,176)
Less fair value of stock awards forfeited during the current year	—	—	—	—	(259,148)
CAP	$8,722,755	$2,882,113	$4,683,793	$3,793,799	$1,972,295

(3)	The non-PEO NEOs included in the averages are the following individuals for each of the years shown:

2025	2024	2023	2022	2021
T. Brent Stuart	T. Brent Stuart	T. Brent Stuart	T. Brent Stuart	T. Brent Stuart
R. Douglas Orr	R. Douglas Orr	R. Douglas Orr	R. Douglas Orr	R. Douglas Orr
Howard F. Hambleton	Howard F. Hambleton	Howard F. Hambleton	Howard F. Hambleton (i)	Anna M. Alvarado (ii)
Raul R. Ramos	Raul R. Ramos	Raul R. Ramos	Raul R. Ramos	Raul R. Ramos

(i)	Mr. Hambleton joined the Company in December 2021, in conjunction with the AFF acquisition, as the AFF president.

(ii)	Ms. Alvarado resigned from the Company effective October 8, 2021.

(4)	For the relevant year, represents the cumulative TSR of the Company and the S&P MidCap 400 – Financials Index from December 31, 2020 though the respective measurement periods ending on December 31 of 2025, 2024, 2023, 2022 and 2021. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2020. For purposes of reporting comparative stockholder returns per Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, both the S&P MidCap 400 – Financials Index and the S&P MidCap 400 – Consumer Discretionary Index are used by the Company. Given that more than 50% of the Company’s earnings in 2025 were from consumer finance-related activities, the Company has elected to use the S&P MidCap 400 – Financials Index Returns as the peer group benchmark in this table. For informational purposes, the stockholder returns for the S&P MidCap 400 – Consumer Discretionary Index were $129.35, $137.12, $125.32, $100.84 and 127.69 for 2025, 2024, 2023, 2022 and 2021, respectively.

(5)	Non-GAAP financial measure. See detailed reconciliation of non-GAAP financial measures provided in Appendix G.

54

The following are the most important financial performance measures used by the Compensation Committee to link compensation actually paid to the Company’s NEOs with the Company’s performance. The role of each of these performance measures on the NEO compensation is further described in the “Compensation Discussion and Analysis” section above:

●	Adjusted diluted earnings per share

●	Adjusted net income

●	Adjusted EBITDA

●	Net revenue (gross profit)

●	TSR relative to compensation peers

The following charts reflect that the CAP over the five-year period ended December 31, 2025 aligns to trends in the Company’s financial results over the same period:

(1)	Non-GAAP financial measure. See detailed reconciliation of non-GAAP financial measures provided in Appendix G.

55

CAP vs. TSR
CAP ($ Millions)
TSR ($ Per Share)
40
30
20
10
0
250
200
150
100
50
2021
2022
2023
2024
2025
$7.2
$2.0
$15.1
$3.8
$19.9
$4.7
$9.3
$2.9
$35.0
$8.7
$108.50
$132.95
$127.69
$128.33
$128.06
$100.84
$161.92
$138.66
$125.32
$173.60
$156.75
$137.12
$244.03
$187.09
$129.35
CEO CAP
Avg. Non-CEO NEO CAP
FirstCash Holdings, Inc.
S&P MidCap 400 - Financials Index
S&P MidCap 400 - Consumer Discretionary Index

Pension Benefits

The Company does not have a defined benefit pension plan for its employees. The only retirement plan available to the NEOs is the Company’s qualified 401(k) savings plan, which is generally available to all full-time U.S.-based employees.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company does not have nonqualified defined contribution or other nonqualified deferred compensation plans for its employees or directors.

Employment Agreements and Change-in-Control Provisions

The Company and the Compensation Committee believe employment agreements are necessary in order to attract and retain key senior executives and, accordingly, the Company has entered into employment agreements with certain current NEOs. The Compensation Committee believes the employment agreements (and the change-in-control provisions included therein) entered into with the NEOs were merited in light of all relevant circumstances, including each individual’s past employment experience, desired terms and conditions of employment and the strategic importance of their respective positions. The Compensation Committee reviews the agreements at the time they are entered into in order to determine current market terms for the particular executive and agreement.

The Compensation Committee believes that the change-in-control provisions are necessary in order to retain and maintain stability among the executive group and that the terms of the change-in-control provisions are reasonable based on its review of the change-in-control provisions for similarly situated peer group companies. The change-in-control provisions in the employment agreements for certain NEOs provide for severance benefits only in the event of an involuntary termination of employment by the Company without “cause” or by the executive for “good reason,” as such terms are defined in the employment agreements.

The overall goal of the Compensation Committee is to ensure compensation policies are established consistent with the Company’s strategic business objectives and to provide incentives for the attainment of those objectives. This is effected through the establishment and maintenance of a compensation program that includes salary, annual and long-term incentive compensation and stock ownership.

The Company amended certain of its employment agreements in 2025, as further described below.

56

Summary of Existing Employment Agreements

CEO, COO, CFO and AFF President Employment Agreements

In February 2022, the Company entered into employment agreements with Messrs. Wessel, Stuart, Orr and Hambleton, the Company’s CEO, COO, CFO and AFF president, respectively. The agreements were amended on March 3, 2025 to extend the term of the agreements through December 31, 2026 and to update the annual salaries, to be effective as of January 1, 2025, in the following amounts: $1,452,946 for Mr. Wessel, $897,592 for Mr. Stuart, $807,773 for Mr. Orr and $681,408 for Mr. Hambleton, in each case subject to annual review and increases in the discretion of the Compensation Committee.

Under the terms of the agreements, in addition to the annual salary, the executives are eligible to earn an annual incentive based on the satisfaction of performance criteria established by the Compensation Committee for each year during the term of the agreement, with a target incentive opportunity equal to not less than a specified percentage of the executive’s then current salary (150% in the case of Mr. Wessel; 125% in the case of Messrs. Stuart, Orr and Hambleton). In addition, the executives are eligible for grants of stock-based awards under the Company’s long-term equity compensation plan and will be eligible to participate in any of the Company’s incentive, savings, retirement and welfare benefit plans available to other senior officers of the Company.

The employment agreements provide that if an executive’s employment with the Company is terminated during the term by the Company without “cause” or by the executive for “good reason” (as such terms are defined in the employment agreements), the executive would be entitled to a lump sum cash severance payment equal to 50% (or 200%, if such termination occurs within twelve months following a change in control of the Company) of the sum of (i) the executive’s salary in effect as of the termination, and (ii) the average of the annual bonuses earned by the executive for each of the three fiscal years immediately preceding the year in which the termination occurs. The executive would also be entitled to continue to participate in the COBRA subsidy. In addition, if such termination occurs within twelve months following a change in control of the Company, the executive would be entitled to a pro rata annual bonus for the year in which the termination occurs and accelerated vesting and full payout under all of his outstanding time-vesting and performance-based equity incentive awards (based on an assumed achievement of all relevant performance goals at “target” level, or based on a higher actual or deemed level of achievement of performance goals, in the sole discretion of the Compensation Committee). Furthermore, if such termination occurs within twelve months following a change in control of the Company, the Company will pay to the executive, in lieu of the COBRA subsidy described above, a lump sum in cash in an amount equal to the full monthly cost of the executive’s health and welfare benefit coverage multiplied by 24.

The employment agreements prohibit the executives from competing with the Company during the employment term and for a period of 36 months following termination of employment. The executives would also be prohibited from soliciting Company customers and recruiting Company employees during this period.

SVP – Latin American Operations Employment Agreement

In July 2018, the Company entered into an employment agreement with Mr. Ramos, the Company’s SVP – Latin American Operations. The initial term of the employment agreement ran through December 31, 2021 and automatically renewed for one-year renewal terms as provided in the agreement. The agreement was amended on March 3, 2025 to extend the term of the agreement through December 31, 2026 and to update the annual salary, to be effective as of January 1, 2025, in the amount of $549,000 for Mr. Ramos, subject to annual review and increases in the discretion of the Compensation Committee.

Under the terms of the agreement, in addition to the annual salary, Mr. Ramos is eligible to earn an annual cash bonus based on the breadth of his expertise and responsibility and the achievement of certain financial or strategic results, as determined by the Compensation Committee, for each year during the term of the agreement, with a target cash bonus opportunity equal to not less than a specified percentage of the executive’s then-current salary (50% for Mr. Ramos). In addition, the executive is eligible for grants of stock-based awards under the Company’s long-term equity compensation plan and will be eligible to participate in any of the Company’s incentive, savings, retirement and welfare benefit plans available to other senior officers of the Company.

57

The employment agreement provides that if an executive’s employment with the Company is terminated during the term by the Company without “cause” or by the executive for “good reason” (as such terms are defined in the employment agreements), the executive would be entitled to a lump sum cash severance payment equal to 75% (or 150%, if such termination occurs within twelve months following a change in control of the Company) of the sum of (i) the executive’s salary in effect as of the termination, and (ii) the average of the annual cash incentives earned by the executive for each of the three fiscal years immediately preceding the year in which the termination occurs. The executive would also be entitled to continue to participate in the COBRA subsidy. In addition, if such termination occurs within twelve months following a change in control of the Company, the executive would be entitled to a pro rata annual cash incentive for the year in which the termination occurs and accelerated vesting and full payout under all outstanding time-vesting and performance-based equity incentive awards (based on an assumed achievement of all relevant performance goals at “target” level, or based on a higher actual or deemed level of achievement of performance goals, in the sole discretion of the Compensation Committee). Furthermore, if such termination occurs within twelve months following a change in control of the Company, the Company will pay to Mr. Ramos, in lieu of the COBRA subsidy, a lump sum in cash in an amount equal to the full monthly cost of the executive’s health and welfare benefit coverage multiplied by 18.

The employment agreement prohibits Mr. Ramos from competing with the Company during the employment term and for a period of 24 months following termination of employment. Mr. Ramos would also be prohibited from soliciting Company customers and recruiting Company employees during this period.

Potential Payments Upon Termination or a Change in Control

The employment agreements provide for certain severance payments and other benefits in the event of the executive’s termination of employment or a change in control of the Company followed by termination of employment. The grants have specific rules related to the treatment of the awards in the event of termination for cause, voluntary resignation, retirement, involuntary termination and change in control. The following table summarizes the value of the severance payments and other benefits that each of the NEOs would receive if employment was terminated on December 31, 2025 under the circumstances shown. The amounts shown in the table do not include accrued but unpaid salary, earned annual incentives for 2025, or payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as distributions of plan balances under the Company’s 401(k) plan, and death or disability benefits under the Company’s generally available welfare programs.

58

Name	Termination for Cause or Resignation without Good Reason $	Termination without Cause or Resignation for Good Reason $	Retirement $ (4)	Death $	Long-Term Disability $	Termination without Cause or Resignation for Good Reason in Connection with a Change- in-Control $
Wessel
Cash severance (1)	—	2,450,001	—	—	—	9,800,003
Benefits continuation	—	30,301	—	—	—	—
Lump sum payment for health benefits	—	—	—	—	—	40,401
Value of unvested equity awards (2)	—	—	6,132,092	18,683,586	18,683,586	18,683,586
Total	—	2,480,302	6,132,092	18,683,586	18,683,586	28,523,990

Stuart
Cash severance (1)	—	1,190,293	—	—	—	4,761,173
Benefits continuation	—	46,382	—	—	—	—
Lump sum payment for health benefits	—	—	—	—	—	61,842
Value of unvested equity awards (2)	—	—	—	6,993,860	6,993,860	6,993,860
Total	—	1,236,675	—	6,993,860	6,993,860	11,816,875

Orr
Cash severance (1)	—	1,084,941	—	—	—	4,339,763
Benefits continuation	—	23,215	—	—	—	—
Lump sum payment for health benefits	—	—	—	—	—	30,953
Value of unvested equity awards (2)	—	—	1,919,998	4,271,968	4,271,968	4,271,968
Total	—	1,108,156	1,919,998	4,271,968	4,271,968	8,642,684

Hambleton
Cash severance (1)	—	906,340	—	—	—	3,625,358
Benefits continuation	—	46,382	—	—	—	—
Lump sum payment for health benefits	—	—	—	—	—	61,842
Value of unvested equity awards (2)	—	—	—	3,127,567	3,127,567	3,127,567
Total	—	952,722	—	3,127,567	3,127,567	6,814,767

Ramos
Cash severance (3)	—	1,161,750	—	—	—	2,323,500
Benefits continuation	—	20,201	—	—	—	—
Lump sum payment for health benefits	—	—	—	—	—	30,301
Value of unvested equity awards	—	—	—	1,593,800	1,593,800	1,593,800
Total	—	1,181,951	—	1,593,800	1,593,800	3,947,601

59

(1)	Per employment agreement, cash severance is equal to 50% (or 200%, if such termination occurs within twelve months following a change in control of the Company) of the sum of (i) the executive’s salary in effect as of the termination, and (ii) the average of the annual cash incentives earned by the executive for each of the three fiscal years immediately preceding the year in which the termination occurs.

(2)	Value of unvested equity awards is equal to the number of restricted stock awards that would vest under the circumstances shown times the December 31, 2025 stock price.

(3)	Per employment agreement, cash severance is equal to 75% (or 150%, if such termination occurs within twelve months following a change in control of the Company) of the sum of (i) Mr. Ramos’ salary in effect as of the termination, and (ii) the average of the annual cash incentives earned by Mr. Ramos for each of the three fiscal years immediately preceding the year in which the termination occurs.

(4)	Eligibility for “Retirement” award based upon grantee attaining age 62 with at least 15 years of service with the Company or its Affiliates (including predecessor companies acquired by the Company or its Affiliates). Performance-based equity awards that vest upon retirement are based on actual achievement of the respective performance measures through the end of the performance periods (prorated through the date of retirement) and are therefore not known as of December 31, 2025. For purposes of calculating the value of unvested equity awards upon retirement, the Company assumed achievement of the performance measures at target for grants with performance periods ending after December 31, 2025.

CEO Pay Ratio

The Company seeks to establish fair and competitive employee compensation programs in each local market within its international operations in order to effectively attract, retain and motivate its talented workforce.

For 2025, the ratio of the CEO’s total compensation to the Company’s median employee’s total compensation was 1,131 to 1. To calculate this ratio, the Company identified its median employee, as of December 31, 2023, based on employees’ gross earnings, which generally included salary and wages (regular, hourly and overtime), commissions and bonuses, and applied an average exchange rate, as of December 31, 2023, to convert all Latin American compensation into U.S. dollars. Compensation was annualized for full-time and part-time employees who worked less than a full year, but compensation for part-time employees was not converted into a full-time equivalent. The Company used the same median employee in 2025 as in 2024 and 2023, based on its determination that there were no material changes to its employee population or compensation arrangements reasonably likely to result in a significant impact to the pay ratio. The median employee identified was a full-time store employee located in Latin America, where employee wages are significantly lower than wages in the U.S. The median employee’s total compensation for 2025 was $13,847, as compared to the CEO’s total 2025 compensation of $15,658,761, as determined in accordance with Item 402(c)(2)(x) of Regulation S-K.

The Company’s estimated pay ratio is influenced by a number of factors, including the geographic distribution of its employees, the mix of hourly vs. salaried employees included in its employee population and compensation trends within its specific industry. As a result of these and other variables, the Company does not believe comparisons to the pay ratios of other companies are likely to be meaningful.

60

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the NEOs, as disclosed in this Proxy Statement in accordance with SEC rules (commonly known as a “say-on-pay” proposal).

At the 2025 Annual Meeting, the Company held its non-binding stockholder advisory vote on executive compensation, and approximately 95% of the shares present and entitled to vote were cast to support the compensation of the Company’s NEOs.

The Board of Directors is seeking the advisory vote of stockholders on the compensation of the NEOs as disclosed in this Proxy Statement. This say-on-pay proposal gives the Company’s stockholders the opportunity to express their views on the NEOs’ compensation. This vote is not intended to address any specific item of compensation but rather the overall compensation of the NEOs.

61

As discussed in “Compensation Discussion and Analysis,” the Company has designed its executive compensation program to attract and retain the highest quality executive officers, directly link pay to performance and build value for stockholders. The program provides total compensation opportunities at levels that are competitive in the industry, tie a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving business objectives and closely align the interests of the executives with the interests of the Company’s stockholders. Accordingly, the Board of Directors invites you to carefully review the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under executive compensation and cast a vote to approve the compensation of the Company’s NEOs through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Compensation Committee or the Board of Directors will consider the Company’s stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

At the 2023 Annual Meeting of Stockholders, the Company’s stockholders selected, on a non-binding, advisory basis, an annual vote on the frequency at which the Company should include a say-on-pay proposal in its proxy statement for stockholder consideration. In light of this result and other factors, the Board of Directors determined that the Company will hold say-on-pay votes every year until the next required non-binding, advisory vote on the frequency of such votes, which is required to be held no later than the Company’s 2029 Annual Meeting of Stockholders.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the resolution approving the overall compensation of the NEOs for 2025.

62

PROPOSAL 4

APPROVAL OF THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION

After careful consideration, the Board of Directors has unanimously approved the reincorporation, by conversion, of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), including the Plan of Conversion included as Appendix A to this Proxy Statement (the “Plan of Conversion”). The Company refers to the proposed reincorporation of the Delaware Corporation in the form of a conversion to the Texas Corporation as the “Texas Reincorporation” and the proposal to effectuate the Texas Reincorporation as set forth in this Proxy Statement, the “Texas Reincorporation Proposal.”

The Board of Directors believes that the Texas Reincorporation is in the best interests of the Company and its shareholders for the primary reasons set forth below, as described further under “—Reasons for the Texas Reincorporation”:

●	FirstCash Holdings, Inc. is a Texas corporation in all but name. Texas is home to the Company’s corporate headquarters, the Company’s senior executives, 45% of the Company’s domestic employees and 40% of the Company’s domestic pawn stores.

●	The Company has and continues to invest heavily in Texas. In 2016, the Company merged with Cash America, the largest U.S. pawnshop company at that time, which was both headquartered and incorporated in Texas. The Company owns its Fort Worth corporate headquarters and has acquired the real estate on which more than 225 of its almost 500 Texas stores operate.

●	Texas is one of the largest economies in the world, where businesses enjoy a common-sense regulatory environment that fosters economic growth. The Company’s view is that the Texas legislature and courts are aware of and value the significant and long-standing contributions that Texas-based corporations like the Company have to the economy.

●	The Company operates in a regulated industry where stability and certainty are critical and Texas legislators and judges that are more familiar with the Company’s business are more likely to provide legal certainty.

●	The Board of Directors believes there are benefits in unifying the Company’s headquarters and legal jurisdiction in a single state with a modern and effective corporate code and business friendly legislature.

●	Texas’s statutory based approach to director and officer duties fosters more clarity and predictability for decision making than Delaware’s judicial approach.

●	The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation that generates costs without a corresponding corporate benefit.

●	The Texas Reincorporation generally preserves the Company’s existing shareholder rights to the extent permissible under Texas law and, in some instances, expands shareholder rights. The Company is not adopting any elective provisions of the Texas statute that could be viewed as weakening shareholder rights as compared to Delaware law in connection with the Texas Reincorporation.

●	The Texas reincorporation will result in future cost savings to the Company.

The Board of Directors unanimously recommends that the shareholders approve the Texas Reincorporation, including the Plan of Conversion, and adopt the resolutions of the Board of Directors approving the Texas Reincorporation (the “Texas Reincorporation Resolutions”) included as Appendix B to this Proxy Statement, as more fully described below.

Background of the Texas Reincorporation

Texas is – and has always been - the Company’s home

FirstCash, Inc., the predecessor public company to FirstCash Holdings, Inc. and a current wholly owned subsidiary of the Company, was formed as a Texas Corporation in 1988, but reincorporated to Delaware in April 1991 in anticipation of the Company’s initial public offering. The Company’s headquarters have been in Texas since its founding 38 years ago. The Company generated approximately 39% of its 2025 domestic revenues in Texas and, as of the end of 2025, 38% and 52% of its domestic earning assets and fixed assets, respectively, were located in Texas. Operationally and practically, Texas has always been the Company’s home.

63

The Company’s only connection to Delaware is the fact that it reincorporated there in 1991 in anticipation of its initial public offering. The Company has no stores or employees there.

The Company is proud to call Texas home. Texas is one of the largest economies in the world, and the Board of Directors believes Texas is deliberate in offering businesses a common-sense regulatory environment that fosters economic growth. The Company’s view is that the Texas legislature and courts are aware of and value the significant and long-standing contributions that Texas-based corporations like the Company’s have to the economy. The Board of Directors believes that the State of Texas has made an effort to listen to the business community and has shaped a policy and regulatory environment that takes into account many of the ways corporations seek to maximize long-term shareholder value.

In furtherance of these efforts, the Texas legislature recently adopted extensive amendments to Texas’s corporate code, the Texas Business Organizations Code (“TBOC”), that modernized the TBOC and provided a statutory-based approach to director and officer duties that fosters more clarity and predictability for decision-making than Delaware’s judicial-focused approach. In addition, the Texas legislature also created specialized business courts. The Company’s Board of Directors believes that these recent changes offer a more predictable approach to corporate affairs than Delaware that will ultimately benefit the Company’s shareholders.

Reincorporation trends among Delaware public companies

Historically, Delaware has been the predominant state of incorporation for U.S. public companies. This is due, in part, to the flexible and modern statutory law and the extensive experience of the Delaware courts in adjudicating corporate and business-related matters, but also because Delaware is familiar to and widely accepted by investors and other constituents. However, in recent years, a number of factors, including efforts by states such as Texas and Nevada to modernize their corporate law and certain high-profile litigation outcomes in Delaware, have generated uncertainty about how Delaware courts will rule on previously settled matters, which in turn have triggered a surge in public companies reevaluating their state of incorporation and seeking to reincorporate from Delaware to other U.S. states. Some companies have considered reincorporating in the state of their headquarters, while others have considered alternatives with modern corporate governance regimes such as Texas and Nevada.

Public companies that have reincorporated to Texas include well-known public companies such as Tesla, Inc., Coinbase Global, Inc., Dropbox, Inc., Simon Property Group, Inc., The Trade Desk, Inc., TripAdvisor, Inc., Eightco Holdings Inc. and Dillards, Inc. Texas-based companies, Exxon Mobil and Texas Capital Bancshares, are also recommending similar proposals to reincorporate to Texas at their annual meetings this year.

Board deliberation

Throughout 2025 and 2026, in response to the Company’s long-standing and deep connections to Texas and the developments discussed above, the Board of Directors and management began discussions about changing the Company’s state of incorporation. As a result of these discussions and deliberations, the Board of Directors ultimately determined the Texas Reincorporation is advisable and in the best interests of the Company and its shareholders.

At a meeting on July 23, 2025, the Board of Directors again discussed a potential reincorporation, the timeline and process for reincorporation, a comparison of key Delaware and Texas law provisions, and the impact of recently adopted legislation in Texas as well as in Delaware. This discussion was led by the Company’s outside counsel.

In January 2026, the Board of Directors met again to discuss the reincorporation process and rationales for and against reincorporation with the Company’s management and outside counsel. The Board of Directors further discussed the differences in the corporate law and courts of Delaware, Texas and Nevada. After considering other choices, the Board of Directors concluded that Texas’s statute-focused approach would likely foster more predictability than Delaware’s common-law approach while generally preserving the current rights of the Company’s shareholders. In addition, the Board of Directors considered several non-legal factors in its deliberations, including but not limited to the Company’s strong operational nexus to Texas and limited operational nexus to Nevada or Delaware.

64

In April 2026, the Board of Directors met to further discuss the reincorporation process and rationales for and against the Texas Reincorporation and reviewed the proposed Texas Governing Documents (as defined below), the proposed Plan of Conversion for the Company to effectuate the Texas Reincorporation, and the draft proxy statement to be submitted to shareholders at the Annual Meeting. The Board of Directors also discussed the feedback that management received regarding the potential Texas Reincorporation from its outreach to certain of its institutional investors, which feedback was generally supportive of reincorporation to Texas. After discussion and consideration, the Board of Directors determined that reincorporating the Company in Texas was in the best interests of the Company and its shareholders and approved the Texas Reincorporation, including the forms of the Texas Governing Documents and the Texas Reincorporation Resolution included as Appendices to this Proxy Statement. The Board of Directors chose Texas over Nevada in large part because the Company considers Texas its primary home and the perceived benefit of unifying the Company’s headquarters and legal jurisdiction in a single state.

Reasons for the Texas Reincorporation

The following is a summary of the primary reasons why the Board of Directors believes that the Texas Reincorporation is in the best interests of the Company and its shareholders and requests that shareholders approve the Texas Reincorporation Proposal (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

Texas is the Company’s home.

As discussed, Texas is home to the Company’s headquarters and 40% of the Company’s domestic stores (with the next largest state having approximately 7% of the Company’s domestic stores). Texas is where 45% of the Company’s domestic employees and the Company’s senior executives reside. Texas is where the Company has its board meetings and its annual shareholders meeting. Texas is where approximately 39% of the Company’s 2025 domestic revenues were generated and, as of the end of 2025, it is where 38% and 52% of the Company domestic earning assets and fixed assets

By comparison, the Company has no meaningful connection to Delaware. The Company does not operate any stores in Delaware, nor does the Company have any employees in Delaware. The Company does not hold board, shareholder or other meetings in Delaware. The Company’s predecessor was reincorporated in Delaware 35 years ago in anticipation of the Company’s initial public offering due in large part to Delaware being more widely accepted state of incorporation than Texas for public companies at that time.

In short, the Company’s decision-making occurs in Texas and the Board of Directors believes there is strategic value in unifying the Company’s operational headquarters and its legal jurisdiction in a single state. Corporate law and litigation often overlap and impact business, employment and operational matters. The Company operates in a regulated industry where stability and certainty are critical The Board of Directors believes that local decision-makers in Texas have a deeper understanding of the Company’s business and therefore are best situated to make decisions that may impact the Company’s corporate governance. A closer geographic nexus between its operations and its state of incorporation increases the possibility that politicians and judges making decisions about the Company have a better understanding of the effect of such decisions on the Company and its long-term value.

Texas is a business-friendly state and the Texas legislature has demonstrated a willingness to maintain a modern and effective corporate code.

Texas is one of the largest economies in the world, and the Board of Directors believes Texas is deliberate in offering businesses a common-sense regulatory environment that fosters economic growth. As a result, the Board of Directors believes that Texas is committed to creating a modern, forward-looking corporate governance regime that provides a superior environment for corporate value creation as evidenced by the sweeping changes to the TBOC adopted in 2025. Among other things, these changes codified key protections for boards and shareholders, including the business judgment rule, increasing statutory clarity, and established specialized business courts to preside over certain corporate and commercial claims, analogous to Delaware’s Court of Chancery. The Board of Directors believes that the TBOC now provides greater certainty about the standard to which directors and officers are held in fiduciary duty actions, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. While Delaware has historically been known for its developed body of case law, the Board of Directors believes that Texas offers a superior political and economic environment for the Company to be incorporated going forward.

65

Texas’s statutory-based approach to director and officer duties fosters more clarity and predictability for decision-making than Delaware’s judicial approach.

The Board of Directors believes that shareholder value is enhanced when directors and officers can make decisions under a clear and predictable legal framework that protects good faith, informed business judgments from unwarranted scrutiny. Uncertainty about the duties and standards of review applicable to decision-making can have a chilling effect on corporate actions, make the Company less attractive for director and officer talent, and increase the chances of opportunistic litigation that can distract management and generate litigation costs without a meaningful corporate benefit.

After a review of the frameworks under Delaware and Texas law, the Board of Directors believes that Texas’s statutory approach creates a more stable and predictable environment for business decisions than Delaware’s judicial approach.

Fiduciary duties and standards for reviewing director and officer conduct in Delaware are predominately created and developed by judges through case law. The Board of Directors believes that this approach reduces clarity and predictability for directors and officers making strategic decisions. Case law is inherently indeterminate because it entails broad, flexible standards that are applied to individual cases in a highly fact-specific way. While Delaware has an extensive body of corporate case law, the Board of Directors does not believe that this eliminates the inherent difficulty and unpredictability of applying cases to corporate decision-making. In addition, case law can rapidly and unpredictably change over time without the transparency and stakeholder participation that would be required for statutory amendments. In recent years, certain decisions by Delaware courts have been inconsistent with widespread market practice, raising questions among legal scholars and market participants about the predictability of Delaware courts going forward.

In contrast, Texas has adopted a statutory-based approach to director and officer decision-making. The TBOC includes a codified business judgment rule that reinforces that directors may exercise their business judgment free from unnecessary judicial intervention, an express ability to consider the long-term and short-term interests of the Company and its shareholders of the corporation, and a limitation on director liability in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. The Board of Directors believes that Texas’s statutory-based approach provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, which will enable the Board of Directors to make strategic decisions under a knowable standard that still protects shareholders from intentional misconduct, fraud, knowing legal violations and ultra vires acts. The Board of Directors also considered that the use of the Texas business courts will contribute to the predictable application of these codified doctrines.

The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation that generates costs without a corresponding corporate benefit.

The Board of Directors also considered the increasingly litigious environment in Delaware often driven by plaintiffs’ firms representing shareholders with a de minimis interest in the company. This litigious environment distracts directors and management, generates defense costs, may deter talented director and officers from joining the Company and increases insurance costs, without a corresponding benefit to the Company.

The Board of Directors believes that the Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers. For one, the recent amendments to the TBOC codified the business judgment rule for publicly traded Texas corporations, creating statutory presumptions that, when making business decisions, directors and officers act in good faith, on an informed basis, in the best interests of the corporation, and in compliance with the entity’s governing documents. This codification gives public companies and their shareholders greater certainty about how courts will review board decisions, replacing open-ended standards with clear rules that discourage hindsight attacks on good faith judgments made in a dynamic and complex operating environment. The TBOC also contains provisions that make it more difficult for frivolous derivative litigation to be brought, including a requirement that shareholders make a formal written demand on the corporation prior to bringing a derivative claim and limitations on the use of books and records demands to generate lawsuits.

66

The Board of Directors and management believe that the recent amendments to the TBOC as well as the establishment of specialized business courts in Texas will result in a shift toward fewer frivolous cases and more decisions resolved at the motion to dismiss or summary judgment stage rather than through costly, discovery-heavy litigation. For Texas corporations and their insurers, this greater predictability can reduce defense costs, settlement pressure, and the need to “price in” expensive litigation risk for board decisions. While the Board of Directors believes that reducing the potential for opportunistic and frivolous litigation is in the best interests of the Company and its shareholders, the Board of Directors is not imposing a significant ownership requirement to bring derivative claims as permitted under the TBOC in furtherance of the Board’s intent to preserve shareholders’ existing rights.

Further, the TBOC now allows corporations to establish in their certificate of formation or bylaws an exclusive forum for proceedings related to “internal entity claims,” as defined in the TBOC, and to adopt advance jury trial waivers, further improving predictability, reducing duplicative multi-forum litigation risk, and potentially lowering the cost of resolving governance disputes for the benefit of all shareholders. The Company believes that establishing an exclusive forum in the Texas business court and implementing a waiver of jury trial provision could reduce its future costs of litigation by limiting the locale of such proceedings and eliminating jury trials of internal entity claims. The Company has included an exclusive forum provision and a waiver of jury trial in the proposed Texas Governing Documents.

The Texas Reincorporation generally preserves the Company’s existing shareholder rights to the extent permissible under Texas law and includes certain improvements in shareholder rights.

The Board of Directors has considered shareholder rights under Delaware law and Texas law and believes that the economic and voting rights of shareholders would, on balance, be reasonably comparable as a result of the proposed Texas Reincorporation. See the section “—Comparison of Shareholder Rights under Delaware and Texas Law” below for the Company’s summary of certain differences between Delaware and Texas law. Where there may appear to be distinctions, the Board of Directors concluded that they were generally differences that could be resolved in the Texas Charter and Bylaws or were not material to the Company. In addition, the Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws, to the extent permissible under Texas law. See the section “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below for the Company’s summary of certain differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws.

In furtherance of the Board’s intent to preserve shareholders’ existing rights, the Board of Directors is not imposing in the Texas Governance Documents any ownership and solicitation thresholds to submit shareholder proposals as permitted under Section 21.373 of the TBOC or any ownership thresholds to bring derivative lawsuits as permitted under Section 21.552(3) of the TBOC.

The proposed Texas Charter and Texas Bylaws include certain improved shareholder rights. For instance, while the Delaware Charter and Delaware Bylaws do not allow shareholders to call special meetings of shareholders, the proposed Texas Charter provides that holders of 50% of the shares of capital stock that are entitled to vote at the special meeting may call a special meeting of shareholders.

The Texas Reincorporation will result in future savings for the Company.

The Company’s current status as a Delaware corporation, despite being physically located in Texas, requires the Company to comply with franchise tax obligations in Delaware. For the most recent franchise tax period, the Company and its subsidiaries paid more than $200,000 in franchise taxes to the State of Delaware. If the Texas Reincorporation is completed, the majority of such payments will no longer be required. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and is not expected to increase or decrease based on the Company’s state of incorporation.

Accordingly, the Texas Reincorporation will result in net franchise tax savings by the Company of at least $200,000 annually in addition to any reduction in litigation expense or insurance premiums that may be recognized. The annual filing fees to qualify as a foreign corporation in other jurisdictions are immaterial, and there are certain immaterial costs and fees associated with effecting the Texas Reincorporation.

67

Furthermore, the Company’s believes that future litigation costs involving internal affairs of the Company will be reduced because, among other things, the greater predictability offered by the statutory-based approach taken in the TBOC and the Texas business court will reduce defense costs.

Risks of the Texas Reincorporation

In the course of evaluating the Texas Reincorporation, and in determining to recommend that shareholders approve it, the Board of Directors also considered the following uncertainties, risks, and potentially countervailing factors (which factors are not intended to be exhaustive and are not presented in any relative order of importance):

It is possible that the anticipated benefits of the Texas Reincorporation will not be realized, and it is possible that the Texas Reincorporation will prevent benefits to the Company or shareholders that would have been realized had the Company remained incorporated in Delaware.

Although the Board of Directors believes that the Texas Reincorporation is in the best interests of the Company and its shareholders, the Texas Reincorporation may not result in all or any of the expected benefits described above under “—Reasons for the Texas Reincorporation”.

It is also possible that in the future the Company or shareholders will fail to realize benefits that would have been available to them had the Company remained incorporated in Delaware. For instance, it is possible that the Texas provisions that limit opportunistic or frivolous litigation described above could prevent shareholders from bringing derivative litigation that could result in a recovery by the Company. Likewise, it is possible that the Texas statutory provisions that expressly permit directors to consider the long-term interests of the Company could permit the Board of Directors to decline to take actions that would maximize the short-term stock price.

The Company will lose the benefits of the long track record and expertise of the Delaware corporate law system and will become subject to a Texas corporate law system that has undergone significant changes in recent years.

The Delaware corporate law system is generally recognized for its expertise and efficiency. The Delaware Court of Chancery and Supreme Court are respected and experienced business courts with an extensive body of case law and experienced jurists. The Delaware court system is recognized for resolving complex disputes efficiently and effectively. Delaware statutory law is regularly updated by the legislature, which has a long track record of maintaining a stable corporate law that gradually evolves in response to market feedback.

By contrast, the Texas corporate law system has recently undergone significant changes, including statutory enhancements and the creation of the Texas business court. Because of this, the Texas corporate law system has a shorter track record than Delaware: there is less relevant case law, and practitioners and jurists have developed less expertise in applying the new statutory provisions and operating in the new business courts. In the future, the Texas legislature could make amendments to the TBOC that are inconsistent with the reasons for the Texas Reincorporation and not beneficial for the Company’s shareholders. Moreover, the Texas business court is in its infancy and could fail to operate with the efficiency and effectiveness of the Delaware court system for an extended period of time, if at all.

The Company may face criticism over its decision to reincorporate to Texas.

The Company may face criticism over its decision to reincorporate in Texas from shareholders or advisory services such as ISS or Glass Lewis, who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation. Although the Board of Directors determined that the rights of shareholders under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the TBOC are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of the Company’s shareholders. Please see the Company’s summary below of certain differences in the section entitled “—Effects of the Texas Reincorporation—Comparison of Shareholder Rights under Delaware and Texas Law.”

68

Notwithstanding the conclusions of the Board of Directors with respect to the Texas Reincorporation, it is nevertheless possible that familiarity with Delaware courts and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors, as well as potential director and officer candidates. It is possible that these external perceptions regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on the Company’s business or stock price.

The Company has incurred certain non-recurring costs in connection with the proposed Texas Reincorporation.

The Company has incurred and will incur certain non-recurring costs in connection with the Texas Reincorporation, including certain filing fees and legal and other transaction costs. While immaterial to the Company, such costs would not have been incurred absent the Company pursuing the Texas Reincorporation. The Company believes that a majority of these costs have already been incurred regardless of whether the Texas Reincorporation is ultimately completed, except for any litigation-related expenses that may arise as a result of legal challenges in connection with the Texas Reincorporation, which the Company cannot predict. Many of the expenses yet to be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Reincorporation.

Principal Terms of the Texas Reincorporation

The Texas Reincorporation, if approved by the Company’s shareholders, will be effected through a conversion pursuant to Section 266 of the DGCL, and Section 10.102 of the TBOC, as set forth in the Plan of Conversion. Approval of the Texas Reincorporation Proposal will constitute approval of the Plan of Conversion and adoption of the Texas Reincorporation Resolutions.

Through the adoption of the Plan of Conversion, upon the Texas Reincorporation:

●	The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “FirstCash Holdings, Inc.”

●	The affairs of the Company will cease to be governed by Delaware corporate law and will instead be subject to Texas corporate law. See “—Effects of the Texas Reincorporation—Comparison of Shareholder Rights under Delaware and Texas Law” below.

●	The Company will cease to be governed by its existing Amended and Restated Certificate of Incorporation (the “Delaware Charter”) and existing Amended and Restated Bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws” and together with the Texas Charter, the “Texas Governing Documents”), copies of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. See “—Effects of the Texas Reincorporation—Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws” below.

●	The Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Reincorporation and the cost of corporate franchise taxes).

●	Each outstanding share of common stock, par value $0.01 per share, of the Delaware Corporation (as used in the Texas Reincorporation Proposal, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (the “Texas Corporation Common Stock” and together with the Delaware Corporation Common Stock, the “Common Stock”) pursuant to the Plan of Conversion.

●	Shareholders will not need to exchange their existing stock certificates for new stock certificates.

●	The Delaware Corporation Common Stock will continue to be traded on the Nasdaq Stock Market (“Nasdaq”) as the Texas Corporation Common Stock under the symbol “FCFS.” The Company does not expect any interruption in trading as a result of the Texas Reincorporation.

If the Company’s shareholders approve the Texas Reincorporation, the Company anticipates that the Texas Reincorporation will become effective (the “Effective Time”) on or about July 1, 2026. In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Reincorporation. The Texas Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Effective Time, whether before or after the approval by its shareholders, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.

69

Effects of the Texas Reincorporation

The Texas Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Reincorporation, the Company will be governed by the TBOC and Texas case law instead of the DGCL and Delaware case law, and the Company will be governed by the Texas Charter and the Texas Bylaws. Approval of the Texas Reincorporation Proposal will constitute approval of the Texas Charter and the Texas Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Texas Reincorporation.

Additional Corporate Governance Considerations

The TBOC, as with the DGCL and corporate laws of Delaware and other states, includes certain permissive provisions that corporations may, but are not required to, opt into. The Board of Directors has elected not to opt into or incorporate certain of these corporate governance provisions permitted under the TBOC in connection with the Texas Reincorporation. For example, in the context of shareholders’ ability to submit proposals for consideration at annual meetings of shareholders, the Board of Directors determined to defer to the existing provisions established under Exchange Act Rule 14a-8, which allows, but places certain limits on, shareholders’ ability to include proposals that are appropriate under state corporate law in the Company’s proxy materials. The Board of Directors therefore determined that it is not appropriate for the Texas Corporation to adopt the provisions of the TBOC that place heightened ownership and procedural conditions on shareholders’ ability to introduce appropriate proposals at a meeting of shareholders. Although the TBOC allows the Texas Corporation to opt into this provision in the future, that is the case under many provisions of the DGCL (as well as the corporate law of many states). Notably, no provision of the DGCL limits a corporation’s ability to adopt eligibility and procedural restrictions on shareholder proposals. Accordingly, the Board of Directors believes that the existence of a provision under the TBOC authorizing, but not mandating, such restrictions does not represent a meaningful distinction between Delaware and Texas corporate law. Similarly, the Board of Directors has determined not to establish an ownership threshold that would apply to any shareholder seeking to institute a derivative proceeding in the right of the corporation, even though the TBOC permits a corporation to establish a required ownership threshold of up to 3% of the outstanding shares of the corporation in its certificate of formation or bylaws.

Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws

The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the TBOC, the Texas Charter, the Texas Bylaws, the DGCL, the Delaware Charter, and the Delaware Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a shareholder of the Delaware Corporation before the Texas Reincorporation and being a shareholder of the Texas Corporation following the completion of the Texas Reincorporation. Copies of the Texas Charter, the Texas Bylaws, the Delaware Charter, and the Delaware Bylaws are included as Appendix C, Appendix D, Appendix E and Appendix F, respectively, to this Proxy Statement.

70

Certain differences between the Delaware Charter and the Texas Charter are summarized below:

Issue	Delaware Charter	Texas Charter
Stockholder Voting Threshold (Fundamental Actions and Fundamental Business Transactions)

Under the DGCL, certain matters subject to a stockholder vote, including amendments to the Delaware Charter, dissolution of the Company and certain business transactions, including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold.

The current Delaware Charter does not include a higher voting threshold so the default voting standard for such actions and business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental actions” such as amendments to the Texas Charter and dissolution of the Company and “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3rds of the shareholders of each class, unless the charter specifies a lower voting threshold.

The Texas Charter requires approval by holders of a majority of the outstanding shares entitled to vote, in order to mirror the DGCL and the absence of special provisions in the Delaware Charter.

Board of Directors Vacancies

Under the DGCL, unless otherwise provided in the governing documents, vacancies on the board of directors can only be filled by vote of a majority of the remaining members of the board of directors or by a sole remaining director, and not by the stockholders.

The current Delaware Charter tracks Delaware law.

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed by the board of directors to fill a vacancy created by an increase in the number of directors may only serve until the next annual meeting of the shareholders (or special meeting called to elect directors). Any director elected to fill a vacancy (other than a vacancy that is the result of an increase in the number of directors) will hold office for the remainder of the term that coincides with the term of the class to which the director is elected.

The Texas Charter and the Texas Bylaws track the TBOC requirements with respect to vacancies on the board of directors.

71

Issue	Delaware Charter	Texas Charter
Action by Written Consent

Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act by written consent in lieu of meeting if one or more written consents setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by the DGCL. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.

The Delaware Charter does not permit stockholder action by written consent.

Under the TBOC, shareholders are required to have the option to act by unanimous written consent in lieu of a meeting. A provision in the certificate of formation may authorize approval by less than unanimous consent. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

The Texas Charter provides that shareholders may act only by unanimous written consent in lieu of a meeting.

Calling of Special Stockholder Meetings

Under the DGCL, special meetings may be called by the board of directors or such other person or persons as may be authorized in the certificate of incorporation or the bylaws.

The Delaware Charter does not contain any provisions regarding the calling of special meetings. However, the Delaware Bylaws do contain provisions regarding the calling of special meetings and do not permit shareholders to call a special meeting.

The TBOC permits the president, board of directors, any other person authorized by the certificate of formation and shareholders holding not less than 10% nor more than 50% of the shares entitled to vote (such threshold to be established in the certificate of formation) to call a special meeting.

The Texas Charter provides that special meetings of shareholders may be called by the board of directors, a committee of the board of directors, the chairman or vice chairman, the chief executive officer, or by shareholders holding at least 50% of the shares entitled to vote on the action of such meeting. This formulation most closely aligns with the provisions of the current Delaware Bylaws while also incorporating the right of shareholders to call a special meeting as required by the TBOC.

Director and Officer Liability	The Delaware Charter eliminates the personal liability of directors for monetary damages for any breach of fiduciary duties as a director to the fullest extent permitted by the DGCL.	The Texas Charter eliminates the personal liability of directors and officers for monetary damages for any acts or omissions by such persons in their capacity as a director or officer, as applicable, to the fullest extent permitted by the TBOC.
Indemnification	The Delaware Charter requires the indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, and includes provisions regarding the procedures for seeking indemnification, enforcing indemnification rights, advancement of expenses, insurance and non-exclusivity of rights.

The Texas Charter authorizes the indemnification of directors, officers and other persons to the fullest extent permitted by Texas law as it exists or may be amended from time to time.

The Texas Bylaws contain detailed provisions with respect to mandatory indemnification generally consistent with the indemnification provisions contained in the Delaware Charter. See discussion of the Texas Bylaws below.

72

Issue	Delaware Charter	Texas Charter
Exclusive Forum

Under the DGCL, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.

Neither the current Delaware Charter nor the current Delaware Bylaws contain any exclusive forum provision.

Under the TBOC, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.

The Texas Charter provides that the Company may designate in its bylaws such state courts, federal courts and arbitral bodies to serve as the forums and venues for the resolution of specified actions, proceedings and disputes among the Company, its shareholders, directors, officers, employees and agents owing a fiduciary duty to the Company or the Company’s shareholders, and their respective affiliates, and to designate any such court or body as exclusive.

Waiver of Jury Trial	Neither the Delaware Charter nor the Delaware Bylaws contain any provisions relating to a waiver of jury trial. However, jury trials are not available in the Delaware chancery court, which is the court in which stockholder suits relating to the internal affairs of the Delaware Corporation are typically filed.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. The TBOC allows a corporation to include a waiver of jury trial in its governing documents for proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC, and that such waiver will constitute an intentional consent to waiver if enforced against a party approving the charter or bylaws, or acquiring a security after such provisions are adopted, continuing to hold a security of a public company after such provisions are adopted, or by other methods permitted under law.

The Texas Charter includes a provision providing for a waiver of jury trial in proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC.

Business Judgement Rule

Under Delaware law, the business judgement rule is not codified and is applicable to all Delaware corporations. See “Business Judgement Rule” in the chart below.

As a result, the current Delaware Charter does not contain any provision with respect to the business judgement rule.

While Section 21.419 of the TBOC codifies the business judgement rule for all publicly traded companies, the Texas Charter includes an affirmative election to be governed by Section 21.419 of the TBOC.
Appraisal Rights	The Delaware Charter provides that appraisal rights under the DGCL shall attach to any amendment to the Delaware Charter that would attempt to impose personal liability for the debts of the Company on any stockholder of the Company.	The Texas Charter does not contain such a provision. Shareholders of the Texas Corporation are entitled to dissenters rights as described in the chart below under “Dissenter and Appraisal Rights”.
Provision with Respect to Creditors	The current DE Charter opts into a Delaware specific statute (8 Del. C. § 102(b)(2)) which allows for the corporation to effect a Delaware court-supervised compromise or reorganization between the corporation and its creditors and/or stockholders.	The Texas Charter does not contain this provision as Texas corporate law does not have a comparable statutory mechanism available.

73

Certain differences between the Delaware Bylaws and the Texas Bylaws are as follows:

Issue	Delaware Bylaws	Texas Bylaws
Calling of Special Stockholder Meetings	The current Delaware Bylaws provide that special stockholder meetings may be called by the board of directors, the chairperson of the board of directors, the chief executive officer, or a committee of the board of directors, but not the stockholders.

Consistent with the Texas Charter, the Texas Bylaws provide that holders of not less than 50% of shares of stock entitled to vote thereat may call a special meeting of shareholders.

The Texas Bylaws also include certain procedural requirements that must be followed by shareholders to request the calling of a special meeting.

Board of Directors Vacancies	The Delaware Bylaws parallel the Delaware Charter and provide that vacancies on the board of directors can only be filled by vote of a majority of the remaining members of the board of directors or by a sole remaining director, and not by stockholders.	The Texas Bylaws parallel the Texas Charter with respect to vacancies on the board of directors. See discussion of “Board of Directors Vacancies” in the chart above.
Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.

Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy.

The Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Board of Directors Committees	The current Delaware Bylaws provide that each committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation as may be delegated to such committee by the Board. Consistent with the limitations under the DGCL, the Delaware Bylaws provide that no committee of directors shall have the authority with regard to amending the Delaware Charter, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending the Delaware Bylaws.

The Texas Bylaws provide that, subject to any limitations on such authority under the TBOC, each committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation as may be delegated to such committee by the Board.

The Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:

(1) amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;

(2) propose a reduction of stated capital;

(3) approve a plan of merger, share exchange, or conversion of the corporation;

(4) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;

(5) recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;

(6) amend, alter, or repeal the bylaws or adopt new bylaws;

(7) fill vacancies on the board of directors;

(8) fill vacancies on or designate alternate members of a committee of the board of directors;

(9) fill a vacancy to be filled because of an increase in the number of directors;

(10) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;

(11) set the compensation of the members or alternate members of a committee of the board of directors; or

(12) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

74

Issue	Delaware Bylaws	Texas Bylaws
Advance Notice Procedures	The current Delaware Bylaws provide certain advance notice and procedural requirements as it relates to shareholder proposals and nomination.

The Texas Bylaws maintain the same advance notice and procedural requirements.

The TBOC permits certain threshold qualifications which a shareholder must satisfy before becoming eligible to submit a shareholder proposal or make a nomination. A Texas corporation that is “nationally listed” must affirmatively elect in its governing documents to be governed by the TBOC’s shareholder proposal rules. Neither the Texas Charter nor the Texas Bylaws include an affirmative election to be governed by the TBOC’s shareholder proposal rules.

Indemnification

The Delaware Bylaws generally provide for mandatory indemnification to shareholders, directors, officers, employees and agents consistent with the extent permitted by the DGCL. The Delaware Bylaws also set forth the procedural rules for the mandatory indemnification of shareholders, directors, officers, employees and agents, consistent with the limitations of the DGCL.

Under Delaware law, a corporation may indemnify (among others) a director or officer against expenses, judgments, fines and amounts paid in settlement reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) that such person’s conduct was in or not opposed to the best interests of the corporation, and (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.

In connection with an action by or in the right of the corporation against (among others) a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.

The Texas Bylaws generally provide for mandatory indemnification to directors and officers to the fullest extent permitted by the TBOC. The Texas Bylaws set forth the procedural rules for the mandatory indemnification of directors and officers, consistent with the limitations of the TBOC.

Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.

The Texas Bylaws do not provide for mandatory indemnification of shareholders, employees or agents of the Company, but provide that the Board may indemnify employees and agents of the Company to the extent no prohibited by the TBOC or applicable law.

75

Issue	Delaware Bylaws	Texas Bylaws
Advancement of Expenses	The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings may be advanced by the Company upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.

Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is required to provide: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

The Texas Bylaws provide that expenses incurred by a director or officer in defending a proceeding may be advanced prior to the final disposition of such proceeding in the event the director or officer provides the affirmation and undertaking required by the TBOC and described above.

Exclusive Forum

Under the DGCL, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.

Neither the current Delaware Charter nor the current Delaware Bylaws contain any exclusive forum provision.

Under the TBOC, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.

The Texas Bylaws provide that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation and other matters shall be, first, the Business Court in the First Business Court Division of the State of Texas, unless such court lacks jurisdiction, in which case the exclusive forum shall be the federal district court for the Northern District of Texas, Fort Worth Division.

The exclusive forum provision in the Texas Bylaws explicitly states that it shall not apply to any direct claims under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Required Ownership to Institute a Derivative Proceeding	Neith the Delaware Charter nor Delaware Bylaws contain any provisions relating to a threshold for individual stockholders or groups of stockholders to institute or maintain a derivative proceeding.

Under the TBOC, publicly traded Texas corporations may adopt in their governance documents a minimum share ownership percentage applicable to individual shareholders or groups of shareholders in order to institute or maintain a derivative proceeding. The threshold may not exceed 3% of a corporation’s outstanding shares.

Neither the Texas Charter nor the Texas Bylaws include a minimum ownership threshold order to institute or maintain a derivative proceeding.

Comparison of Shareholder Rights under Delaware and Texas Law

The rights of the Company’s stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Reincorporation, the rights of the Company’s stockholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws. The Board has found that the corporate laws of Texas and of Delaware are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.

The following are brief summaries of material similarities and differences between the current rights of stockholders of the Delaware Corporation under the DGCL and the rights of shareholders of the Texas Corporation following completion of the Texas Reincorporation under the TBOC. This summary is qualified in its entirety by reference to the DGCL, TBOC, the body of case law in both jurisdictions, the Delaware Charter and the Delaware Bylaws, and the Texas Charter and Texas Bylaws. Specifically, as noted above in “Effects of the Texas Reincorporation—Comparison of the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws,” many of the key differences between Delaware corporate law and Texas corporate law will not apply to the Company because the Texas Charter and Texas Bylaws are generally consistent with the Delaware Charter and Delaware Bylaws, except to the extent Texas corporate law requires certain differences. This section does not provide a complete description of all similarities and differences among such rights, nor does it include a complete description of such rights. For convenience, the term “governing documents” includes the certificate of incorporation of a Delaware corporation or the certificate of formation of a Texas corporation and the entity’s bylaws.

76

Issue	Delaware	Texas
Fiduciary Duties	In Delaware, fiduciary duties are generally developed by case law.

In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.

The duty of care requires a director to perform his or her duties with such care as an ordinarily prudent man would use in similar circumstances. The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Delaware case law has generally recognized so called “Revlon” duties which require a board to secure the highest value reasonably available to shareholders in connection with a change of control transaction.	In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law) to the corporation.

The duty of loyalty dictates that a corporate officer or director must act in good faith and must not allow his or her personal interest to prevail over the interest of the corporation. The duty of care requires the director to handle his or her duties with such care as an ordinarily prudent man would use under similar circumstances. In performing this obligation, the director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests.

Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

The duty to maximize shareholder value in change of control situations is not among the fiduciary duties expressly required under Texas case law.

77

Issue	Delaware	Texas
Business Judgment Rule	Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision.

The Delaware Charter contains an exculpation provision which forecloses personal liability for duty of care breaches by directors.

Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.	Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent, unwise inexpedient or imprudent if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability. In addition, the Texas Charter has an exculpation provision which forecloses personal liability of directors and officers for duty of care breaches.

The TBOC codifies the business judgment rule for corporations that (1) have a class of voting shares listed on a national securities exchange or (2) include in their governing documents a statement affirmatively electing to be governed by such section (in either case, a “21.419 Corporation”), and establish a presumption that directors and officers of such corporations, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.

Neither a 21.419 Corporation nor any shareholders of a 21.419 Corporation has a cause of action against a director or officer of a 21.419 Corporation as a result of any act or omission in the person’s capacity as a director or officer unless: (1) the claimant rebuts one or more of the statutory presumptions; and (2) it is proven by the claimant that: (A) the director’s or officer’s act or omission constituted a breach of one or more of the person’s duties as a director or officer; and (B) the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

78

Issue	Delaware	Texas
Limitation of Personal Liability of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.	Under the TBOC, a Texas corporation is permitted to provide that a managerial official (i.e., a director or officer) is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a managerial official.

The TBOC does not, however, permit any limitation of the liability of a managerial official for: (i) a breach of the duty of loyalty, if any, to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the person receives an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).
Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.	Under the TBOC, the number of directors shall be set by, or in the manner provided by, the governing documents, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the governing documents.

If the governing documents do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.
Classified Board of Directors	The DGCL permits Delaware corporations to divide their directors into 1, 2 or 3 classes with each class of directors having staggered terms of office, in their certificate of incorporation or initial bylaws, or by bylaws adopted by a vote of the stockholders.	The TBOC permits, by the certificate of formation or a bylaw adopted by the shareholders, board of directors to be classified into two or three classes that shall include the same or a similar number of directors as each other class and that have staggered terms of office.

79

Issue	Delaware	Texas
Procedures for Filling Vacant Directorships	Under the DGCL, unless otherwise provided in the governing documents: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.	Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by the corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.
Removal of Directors	Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.

If a Delaware corporation has a board of directors that is classified, stockholders may only effect removal of directors for cause, unless the certificate of incorporation provides otherwise.

Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.	Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the governing documents, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part.

If a Texas corporation has a board of directors whose terms are staggered, shareholders may only effect removal of directors for cause, unless the certificate of formation provides otherwise.

Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

80

Issue	Delaware	Texas
Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the governing documents, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the governing documents, a written consent stating the action taken and signed by all members of the board of directors is also an act of the board of directors.
Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.
Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the governing documents, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the governing documents for the corporation may provide for such right.	Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the governing documents; or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.
Adjournment of Stockholder Meetings	Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.	Under the TBOC, unless the governing documents provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

81

Issue	Delaware	Texas
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.
Quorum	Under the DGCL, the governing documents may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.	Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
Required Vote for Election of Directors	Under the DGCL, in the absence of such specification in the governing documents, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.	Under the TBOC, subject to the following sentence, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

The governing documents may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

82

Issue	Delaware	Texas
Required Vote for Matters Other than the Election of Directors (and as provided below)	Under the DGCL, in the absence of such specification in the governing documents:

(1) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; and

(2) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.	Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.

With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the governing documents may provide that the act of the shareholders is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.
Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation.	Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required, however, for a sale of assets made in the usual and regular course of the corporation’s business. Under the TBOC, even the transfer of substantially all of a corporation’s assets is deemed not to require shareholder approval if the corporation continues directly or indirectly to engage in one or more businesses.

The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

The proposed Texas Charter contains a provision requiring the vote of a majority of the outstanding shares entitled to vote instead of the higher number required by the TBOC.

83

Issue	Delaware	Texas
Affiliated Business Combinations Statute	Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).	Under the TBOC, an “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

84

Issue	Delaware	Texas
Interested Party Transaction Approvals	The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

The DGCL provides statutory definitions of what parties constitute a controlling stockholder or control group and safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.

As recently amended in 2025, the DGCL provides that a controlling stockholder transaction that does not constitute a “going private transaction” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of the directors serving on a fully empowered committee of disinterested directors acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors satisfy exchange rules for independence.	The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

The TBOC has a procedure for a corporation to obtain a prospective court ruling that special committee members are sufficiently independent and disinterested to consider a particular transaction.

85

Issue	Delaware	Texas
Charter Amendments	Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.	Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Texas Charter contains language setting the default voting threshold at a majority standard unless a different standard is specified elsewhere in the Texas Charter.

86

Issue	Delaware	Texas
Bylaw Amendments	Under the DGCL, stockholders entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) the certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that particular bylaw.
Dividends and Distributions	Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.	Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless the corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

87

Issue	Delaware	Texas
Stock Redemptions and Repurchases	Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

	In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.	As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock	The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).	Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless, subject to certain requirements, the increase or decrease is in connection with a forward stock split or reverse stock split, as applicable. With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

88

Issue	Delaware	Texas
Inspection of Books and Records	Under the DGCL, any stockholder may inspect, and make copies and extracts from, a corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that include, without limitation, the governing documents, minutes of board and stockholder meetings, actions by written consent of the board and stockholders, annual financial statements, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.

The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.	Under the TBOC, a shareholder may inspect a corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

If a corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A corporation may defend against an inspection action by establishing that the shareholder: (1) has, within the two years preceding the date the action is brought, sold or offered for sale a list of shareholders or of holders of voting trust certificates for shares of the corporation or any other corporation; (2) has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purposes of selling or offering such list for sale; (3) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (4) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) clarifies that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibits shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party. The limitation contained in clause (ii) of the preceding sentence does not impair any rights of the shareholders to obtain discovery of records from the corporation in a civil lawsuit or a derivative proceeding or for the shareholder to obtain a court order to compel production of records of the corporation for examination by the holder.

89

Issue	Delaware	Texas
Considerations by Directors Permitted by Statute	Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.	Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.
Indemnification of Directors and Officers	Under the DGCL, a corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.	Under the TBOC, a corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’ s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

90

Issue	Delaware	Texas
Advancement of Expenses	Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.	A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.
Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.
Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

91

Issue	Delaware	Texas
Selection of Forum	Under the DGCL, a corporation’s governing documents may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which Delaware law confers jurisdiction upon the Delaware Court.

With respect to claims that are not internal corporate claims, the certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in 1 or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least 1 court in Delaware that has jurisdiction over such claims.	Under the TBOC, the governing documents may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas. Pursuant to the TBOC, Texas corporations may specify in their governing documents which court or courts have exclusive jurisdiction of such claims.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

The TBOC does not address exclusive forum provisions in the certificate of formation or by-laws that are applicable to claims other than internal entity claims.
Jury Trials	Jury trials are generally not available in the Delaware Chancery Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.	Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.

Under the TBOC, a Texas corporation may, in its governing documents, adopt a waiver of jury trials for internal entity claims, as defined in the TBOC.
Stock Ownership Requirement for Derivative Suits	Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.	Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Under the TBOC, a public Texas corporation may in its governing documents include a threshold of ownership (not to exceed 3% of outstanding shares) for an individual or group of individuals to institute or maintain a derivative proceeding brought on behalf of the corporation. Neither the Texas Charter nor the Texas Bylaws contain any such ownership threshold to institute or maintain such a derivative proceeding.

92

Issue	Delaware	Texas
Judicial Deference to Derivative Suit Determinations	Delaware does not have an analogous statute. Under Delaware law, a stockholder’s right to bring a derivative suit is a judicially created doctrine.	Under the TBOC, any determination regarding how to proceed with allegations asserted in a derivative proceeding must be made by an affirmative vote of a majority of: (1) all independent and disinterested directors of the corporation, whether or not they constitute a quorum of the board; (2) a committee of one or more independent directors appointed by an affirmative vote of a majority of the independent and disinterested directors, whether or not those directors constitute a quorum of the board; or (3) a panel of one or more independent, disinterested, and qualified individuals appointed by the court upon the corporation’s motion. If the decision-makers described above determine in good faith, after a reasonable inquiry and based on factors they deem appropriate under the circumstances, that continuation of the derivative proceeding is not in the corporation’s best interests, the court shall dismiss the proceeding upon the corporation’s motion.
Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.	The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.
Dissenter and Appraisal Rights	Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, and cash in lieu of fractional shares.	Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.

However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

93

Issue	Delaware	Texas
Stock Ownership Requirements for Stockholder Proposals	The DGCL does not expressly provide corporations the right to impose ownership requirements on stockholders to be eligible to submit a proposal on a matter to the stockholders of the corporation; rather, requirements for stockholder proposals by stockholders of a Delaware corporation are primarily governed by federal securities laws, particularly Rule 14a-8, and advance notice bylaw provisions.	Section 21.373 of the TBOC permits a “nationally listed corporation” (as defined in the TBOC) to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by Section 21.373 of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter to the shareholders of such corporation for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1,000,000 in market value or three percent of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.

A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.

Neither the proposed Texas Charter nor Texas Bylaws elect to be governed by Section 21.373 of the TBOC.

No Impact on Nasdaq Listing or SEC Reporting Obligations

The Company will continue to be a publicly traded company following completion of the Texas Reincorporation, and the Delaware Corporation Common Stock will continue to be listed on the Nasdaq Stock Market as the Texas Corporation Common Stock and traded under the symbol “FCFS.” The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect any interruption in trading as a result of the Texas Reincorporation. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Texas Reincorporation as the Company and its shareholders were prior to the Texas Reincorporation.

94

No Material Accounting Implications

Effecting the Texas Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Texas Reincorporation to holders of the shares of Delaware Corporation Common Stock, each of which is converted into one outstanding share of Texas Corporation Common Stock in connection with the Texas Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of Common Stock that are U.S. holders (as defined below) and that hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the U.S., (ii) a corporation created or organized under the laws of the U.S., any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust, if (a) a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Texas Reincorporation.

The Company intends the Texas Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Texas Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

●	No gain or loss will be recognized by a holder of Common Stock upon the conversion of such Common Stock into Texas Corporation Common Stock in connection with the Texas Reincorporation;

●	The aggregate tax basis of the shares of Texas Corporation Common Stock received by a holder of shares of Common Stock in connection with the Texas Reincorporation will equal the aggregate tax basis of the shares of Common Stock converted into such shares of Texas Corporation Common Stock; and

95

●	The holding period of the shares of Texas Corporation Common Stock received by a holder of Common Stock in connection with the Texas Reincorporation will include the holding period of the shares of Common Stock converted into such shares of Texas Corporation Common Stock.

Shareholders that have acquired different blocks of Common Stock at different times or at different prices, and whose blocks of such Common Stock are converted into shares of Texas Corporation Common Stock in connection with the Texas Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Texas Corporation Common Stock.

Assuming the Texas Reincorporation qualifies as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, each shareholder that receives shares of Texas Corporation Common Stock in the Texas Reincorporation is required to retain permanent records pertaining to the Texas Reincorporation and make such records available to the IRS. Such records should specifically include information regarding the amount, basis and fair market value of the Common Stock held at the Effective Time. Each holder at the Effective Time (i) of Common Stock who owns at least 5% (by vote or value) of the total outstanding Common Stock or (ii) who owns stock in the Company with a tax basis of $1,000,000 or more, is required to attach a statement to its tax returns for the year in which the Texas Reincorporation is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the shareholder’s tax basis in the Common Stock and the fair market value of such Common Stock.

HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE TEXAS REINCORPORATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.

Anti-Takeover Implications of the Texas Reincorporation

The Texas Reincorporation is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors. Certain effects of the Texas Reincorporation may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law following the Effective Time.

Legal Proceedings

The Company does not have any legal proceedings pending in Delaware.

Regulatory Matters

In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Reincorporation.

Appraisal Rights

Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Reincorporation.

Interests of Certain Persons

As described above, Texas law may provide greater protection to the Company’s officers and directors than provided under Delaware law. As a result, shareholders should be aware in voting on the Texas Reincorporation Proposal that the Company’s directors and officers may be considered to have interests in the Texas Reincorporation that are different from, or in addition to, the interests of the shareholders generally. The Board of Directors has considered these potential interests, among other matters, in reaching the decision to approve the Texas Reincorporation.

96

Required Vote

Approval of the Texas Reincorporation Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Texas Reincorporation Proposal, which will constitute the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions. As a result, any shares not voted “FOR” the Texas Reincorporation Proposal, including abstentions and broker non-votes, will have the same effect as a vote “AGAINST” the Texas Reincorporation Proposal. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TEXAS REINCORPORATION, INCLUDING THE PLAN OF CONVERSION, AND THE ADOPTION OF THE TEXAS REINCORPORATION RESOLUTIONS.

The Board of Directors unanimously recommends a vote “FOR” the Texas Reincorporation Proposal.

97

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter. Neither Delaware law nor the Company’s certificate of incorporation or bylaws provides stockholders with dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting.

COST OF SOLICITATION

The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. The Company has also engaged Okapi Partners LLC (“Okapi”) to assist with the solicitation of proxies for a fee of $20,000 plus reimbursement of out-of-pocket expenses for providing such services. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries of the forwarding of solicitation material to the beneficial owners of the Company’s Common Stock, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

HOUSEHOLDING OF PROXY MATERIALS

The Company has adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of the Company’s proxy materials, unless one or more of these stockholders notifies the Company that he or she wishes to receive individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. You may revoke your consent to householding at any time by contacting your broker or bank if you hold your shares in a “street name,” or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling (866) 540-7095 if you are a stockholder of record. If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate paper copy of these materials, please direct your oral or written request to the Corporate Secretary at (817) 335-1100 or 1600 West 7th Street, Fort Worth, Texas 76102, respectively, and the Company will promptly deliver a separate copy.

98

STOCKHOLDER PROPOSALS

The Company has not received any stockholder proposals for this Annual Meeting. Proposals by stockholders intended to be presented at next year’s Annual Meeting of Stockholders and to be considered must be received by the Company no later than [ ], 2026 for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting, and the proposal must otherwise comply with Rule 14a-8 promulgated by the SEC pursuant to the Exchange Act. Separate and apart from the requirements of Rule 14a-8 relating to inclusion of a stockholders’ proposal in the Company’s Proxy Statement, the Company’s bylaws require advance notice for a stockholder to bring nominations of directors or any other action before any annual meeting of stockholders. Specifically, Section 3.5 of the Company’s bylaws requires notice of nominations of directors or any other action to be received by the Company not less than ninety (90) days ([ ], 2027) nor more than one hundred twenty (120) days ([ ], 2026) prior to the anniversary date of the filing of this year’s proxy statement with the SEC, provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed (other than as a result of adjournment) by more than sixty (60) days from the anniversary of the previous year’s annual meeting, a notice of nominations of directors or any other action to be received by the Company must be so received no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Further, the notice must contain the information set forth in Section 3.5 of the Company’s bylaws.

In addition to satisfying the deadlines under the advance notice provisions of the Company’s bylaws described above, a stockholder who intends to solicit proxies pursuant to SEC Rule 14a-19 in support of nominees submitted under the advance notice provisions of the Company’s bylaws must provide notice to the Secretary of the Company regarding such intent no later than [ ], 2027.

By Order of the Board of Directors,

R. Douglas Orr
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Fort Worth, Texas
April [ ], 2026

99

APPENDIX A

Plan of Conversion

of

FirstCash Holdings, Inc., a Delaware corporation,

into

FirstCash Holdings, Inc., a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of [●], 2026, is hereby adopted by FirstCash Holdings, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, FirstCash Holdings, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1.	Plan of Conversion.

a.	The name of the Converting Entity is “FirstCash Holdings, Inc.”, a Delaware corporation. The Converting Entity’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 21, 2021 and was amended and restated on December 16, 2021.

b.	The name of the Converted Entity is “FirstCash Holdings, Inc.”, a Texas corporation.

c.	The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “FirstCash Holdings, Inc.”; that is, in the organizational form of the Converted Entity.

d.	The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.

e.	As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $.01 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock, par value $.01 per share, of the Converting Entity are issued and outstanding as of the Effective Time.

A-1

f.	As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

g.	All outstanding certificates representing shares of common stock of the Converting Entity immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

h.	As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.	Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.

3.	Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c. of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

A-2

4.	Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.	Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6.	Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.	Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

A-3

FIRSTCASH HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

A-4

Exhibit A

Certificate of Formation of the Converted Entity

[See attached]

Exhibit B

Bylaws of the Converted Entity

[See attached]

APPENDIX B

RESOLUTIONS OF
THE BOARD OF DIRECTORS OF
FIRSTCASH HOLDINGS, INC.

April 7, 2026

Approval of Reincorporation from Delaware into Texas

All of the members of the Board of Directors (the “Board”) of FirstCash Holdings, Inc., a Delaware corporation (the “Company”), consented to, adopted and approved the following resolutions:

WHEREAS, the Board of the Company has determined that it is in the best interests of the Company to reincorporate the Company from a corporation organized under the laws of the State of Delaware, into a corporation organized under the laws of the State of Texas (the “Reincorporation”);

WHEREAS, pursuant to the Reincorporation, the Board has been advised, and believes that it is in the best interests of the Company and its stockholders to approve the Plan of Conversion, a copy of which is included in substantially the final form attached hereto as Exhibit 1 (the “Plan of Conversion”)

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders that the Board submit the Reincorporation for approval and adoption by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and that the Board recommend that stockholders vote for the Reincorporation;

WHEREAS, the Company has been advised that upon the completion of the Reincorporation, the Company will cease to be governed by its existing Amended and Restated Certificate of Incorporation and existing Amended and Restated Bylaws and will instead be subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), copies of which are included in substantially the final form attached hereto as Exhibit 2 and Exhibit 3.

NOW, THEREFORE, BE IT RESOLVED, the Board hereby declares it advisable and in the best interests of the Company and its stockholders to approve the Reincorporation;

FURTHER RESOLVED, that the Board hereby adopts and approves the Reincorporation, and Plan of Conversion, Texas Charter, and Texas Bylaws, substantially in the form attached hereto as Exhibit 1, Exhibit 2, and Exhibit 3, respectively;

FURTHER RESOLVED, that the Board hereby directs that the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and these resolutions approving the Reincorporation (the “Reincorporation Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the 2026 Annual Meeting, which approval and adoption shall require the affirmative vote of a majority of the shares of common stock of the Company issued and outstanding and entitled to vote thereon in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”);

B-1

FURTHER RESOLVED, that the Board, by the unanimous vote of the directors, hereby recommends a vote “FOR” the proposal to effectuate the Reincorporation as set forth in the proxy materials for the 2026 Annual Meeting (the “Reincorporation Proposal”), including, without limitation, the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and the Reincorporation Board Resolutions, and that the Company’s stockholders approve the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and adopt the Reincorporation Board Resolutions at the 2026 Annual Meeting;

FURTHER RESOLVED, that pursuant to the terms of the Reincorporation, and upon the effectiveness of the Reincorporation, the Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “FirstCash Holdings, Inc.”;

FURTHER RESOLVED, that pursuant to the terms of the Reincorporation, and upon the effectiveness of the Reincorporation, the affairs of the Company will cease to be governed by Delaware corporate law, including the DGCL, and will instead be subject to Texas corporate law, including the Texas Business Organizations Code (the “TBOC”);

FURTHER RESOLVED, that upon receipt of stockholder approval of the Reincorporation Proposal, including, without limitation, the approval of the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and the adoption of the Reincorporation Board Resolutions, at the 2026 Annual Meeting, the Board hereby authorizes, empowers, and directs in the name and on behalf of the Company and without further action from the Board, the Chief Executive Officer, Executive Vice President, and Chief Financial Officer, and each other officer of the Company, or any of them, or any other appropriate officer of Company and each subsidiary of Company (each an “Authorized Officer” and collectively, the “Authorized Officers”), to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, and to take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Reincorporation, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the States of Texas and Delaware, as applicable, and as required by the DGCL and the TBOC, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas; (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) the payment of any fees that may be necessary in connection with the Reincorporation; (d) the submission of all required notifications to The NASDAQ Stock Market or any other applicable stock exchange; (e) the preparation of new forms of stock certificates conforming to the TBOC and the Texas Charter and Texas Bylaws; (f) the filing of any and all documents, statements, reports or other information deemed advisable or required to be filed with the U.S. Securities and Exchange Commission; and (g) the preparation, execution and filing, as applicable, of all other applications, requests for approval, consents, waivers, interpretations, documents, reports and materials (and any modifications or supplements thereto) required to be prepared, executed and filed by Company or its subsidiaries with any federal, state or foreign government, agency, authority or organization having jurisdiction over the Company, including all appropriate federal, state or foreign securities, trade or other regulatory authorities and appropriate stock exchange, stock markets and self-regulatory organizations and all other third parties, and that any standard resolutions that those agencies, authorities, organizations or third parties may require to be adopted by the Board be and hereby are approved and adopted;

B-2

FURTHER RESOLVED, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Reincorporation Proposal, including, without limitation, the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and the Reincorporation Board Resolutions in the Company’s proxy materials for the 2026 Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Reincorporation Proposal, including, without limitation, the Reincorporation (including the Plan of Conversion, the Texas Charter and the Texas Bylaws) and the Reincorporation Board Resolutions, at the 2026 Annual Meeting;

FURTHER RESOLVED, that each of the Authorized Officers hereby are authorized to do and perform and to cause to be done and performed all acts and things and to execute and file or to cause to be executed and filed all such documents and instruments as may be necessary, convenient or appropriate in order to carry out and effectuate the purposes and intent of the various resolutions adopted in these resolutions; and

FURTHER RESOLVED, that any and all actions herein authorized, if taken prior to the date of these resolutions, be, and hereby are, in all respects approved, ratified and confirmed.

B-3

Exhibit 1

Plan of Conversion

[See attached]

Exhibit 2

Texas Charter

[See attached]

Exhibit 3

Texas Bylaws

[See attached]

APPENDIX C

CERTIFICATE OF FORMATION

OF

FIRSTCASH HOLDINGS, INC.

FirstCash Holdings, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby adopts the following Certificate of Formation for the Corporation (the “Certificate of Formation”). The Corporation was originally formed as a Delaware corporation under the name “FirstCash Holdings, Inc.” on October 21, 2021, and subsequently converted to a Texas corporation under the same name on [●], 2026, pursuant to a plan of conversion.

ARTICLE I

The name of the Corporation shall be FirstCash Holdings, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Texas is 211 East 7th Street, Suite 620, Austin, Texas 78701 and the name of its registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company. The initial mailing address of the Corporation is 1600 West 7th Street, Fort Worth, Texas 76102.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

The period of duration of the Corporation is perpetual.

ARTICLE V

The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 consisting of 90,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the board of directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

C-1

ARTICLE VI

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors consisting of not less than one nor more than 15 directors, the exact number of directors to be determined from time to time by resolution adopted by the board of directors. The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors, Class I being the class most recently elected for a term expiring at the annual meeting of shareholders to be held in 2029, Class II being the class having a term expiring at the annual meeting of shareholders to be held in 2027, and Class III being the class having a term expiring at the annual meeting of shareholders to be held in 2028. Beginning with the next annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase shall hold office until the next meeting of shareholders to elect directors of the Corporation, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. To the fullest extent permitted by the TBOC, any vacancy on the board of directors may be filled by majority vote of the directors then in office, even if less than a quorum, by the sole remaining director, or by a vote of holders of a majority of the outstanding shares entitled to vote in an election of the board of directors. Any director elected to fill a vacancy (other than if such vacancy is the result of an increase in the number of directors) shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

The number of directors constituting the initial board of directors is eight and their names and addresses are as follows:

Name	Address
Daniel R. Feehan, Chairman	1600 West 7th Street, Fort Worth, Texas 76102
Rick L. Wessel, Vice Chairman	1600 West 7th Street, Fort Worth, Texas 76102
Mikel D. Faulkner*	1600 West 7th Street, Fort Worth, Texas 76102
Daniel E. Berce*	1600 West 7th Street, Fort Worth, Texas 76102
Marthea Davis	1600 West 7th Street, Fort Worth, Texas 76102
Paula K. Garrett	1600 West 7th Street, Fort Worth, Texas 76102
James H. Graves	1600 West 7th Street, Fort Worth, Texas 76102
Randel G. Owen*	1600 West 7th Street, Fort Worth, Texas 76102

*Subject to election at the 2026 Annual Meeting of Stockholders.

C-2

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling vacancies and other features of such directorships shall be governed by the terms of this Certificate of Formation or the resolution or resolutions adopted by the board of directors pursuant to Article V hereof, and such directors so elected shall not be divided into classes pursuant to this Article VI, unless expressly provided by such terms.

Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article VI as one class.

The foregoing Article VI may be amended, altered, repealed or rescinded by the affirmative vote of sixty-six and two-thirds (66 2/3%) of the outstanding stock of the Corporation entitled to vote.

ARTICLE VII

Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken upon the vote of the shareholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation or without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.

Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the board of directors, a committee of the board of directors, the chairman or vice chairman of the board of directors, the chief executive officer, or by the holders of not less than 50% of the Corporation’s then outstanding shares of capital stock entitled to vote at such meeting.

ARTICLE VIII

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, or in the officer’s capacity as an officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any amendment, modification, or repeal of this Article VIII shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission prior to such amendment, modification or repeal.

C-3

ARTICLE IX

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors and officers (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such directors, officers or other persons, vote of shareholders or disinterested directors or otherwise.

ARTICLE X

Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of shareholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Formation shall entitle the holder thereof to the right to vote at any meeting of shareholders, except as the provisions of the TBOC shall otherwise require.

ARTICLE XI

The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto.

ARTICLE XII

In furtherance of, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

ARTICLE XIII

The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders herein are granted subject to this reservation.

ARTICLE XIV

Subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws and the provisions of Article VI of this Certificate of Formation, the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any (i) merger or consolidation of the Corporation with or into any other corporation, (ii) sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other corporation, person or other entity, (iii) dissolution of the Corporation, (iv) amendment of this Certificate of Formation, or (v) any “fundamental action” or “fundamental business transaction” as defined in the TBOC.

C-4

ARTICLE XV

To the fullest extent permitted by the TBOC and other applicable law, as presently existing or as they may hereafter be in effect from time to time, the Corporation is authorized to designate in its Bylaws such state courts, federal courts and arbitral bodies to serve as the forums and venues for the resolution of specified actions, proceedings and disputes among the Corporation, its shareholders, directors, officers, employees and agents owing a fiduciary duty to the Corporation or the Corporation’s shareholders, and their respective affiliates, and to designate any such court or body as exclusive (a “Designated Tribunal”).

If any action the subject matter of which is within the scope of this Article XV and the Bylaws is filed in a court or arbitral body other than a Designated Tribunal specified in the Bylaws (a “Foreign Action”), by or in the name of any such shareholder, director, officer, employee or agent, they shall be deemed to have notice of, and have consented to, (a) the exclusive personal jurisdiction of the Designated Tribunal to enforce this Article XV with respect to the Foreign Action and (b) having service of process made upon them in any such action by service upon their counsel in the Foreign Action as their agent. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Article XV and the Bylaws with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN "INTERNAL ENTITY CLAIM" AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF THIS ARTICLE XIII IN VIEW OF, AMONG OTHER CONSIDERATIONS, THE FACT THAT FOR THE ENTIRE HISTORY OF THE CORPORATION AS A DELAWARE CORPORATION PRIOR TO ITS CONVERSION TO A TEXAS CORPORATION, TRIAL BY JURY WAS NOT AVAILABLE TO PERSONS OR ENTITIES PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION UNDER THE LAWS OF DELAWARE.

C-5

IN WITNESS WHEREOF, the undersigned Texas corporation has caused this Certificate of Formation to be signed by its Chief Executive Officer this _____ day of __________ 2026.

FIRSTCASH HOLDINGS, INC., a Texas corporation

By:
RICK L. WESSEL, Chief Executive Officer

C-6

APPENDIX D

AMENDED AND RESTATED

BYLAWS

OF

FIRSTCASH HOLDINGS, INC.

(a Texas corporation)

ARTICLE 1.

DEFINITIONS

1.1	Definitions. Unless the context clearly requires otherwise, in these Bylaws:

(a)            “Board” means the board of directors of the Corporation.

(b)            “Bylaws” means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Shareholders.

(c)            “Certificate of Formation” means the Certificate of Formation of FirstCash Holdings, Inc. as filed with the Secretary of State of the State of Texas and includes all amendments thereto and restatements thereof subsequently filed.

(d)            “Corporation” means FirstCash Holdings, Inc.

(e)            “Section” refers to sections of these Bylaws.

(f)            “Shareholder” means the shareholders of the Corporation.

(g)            “TBOC” means the Texas Business Organizations Code.

1.2	Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Corporation.

ARTICLE 2.

OFFICES

2.1	Principal Office. The Corporation may locate its principal office within or without the state of formation as the Board may determine.

2.2	Registered Office. The registered office of the Corporation required by law to be maintained in the state of formation may be, but need not be, the same as the principal place of business of the Corporation. The Board may change the address of the registered office from time to time.

2.3	Other Offices. The Corporation may have offices at such other places, either within or without the state of formation, as the Board may designate or as the business of the Corporation may require from time to time.

D-1

ARTICLE 3.

MEETINGS OF SHAREHOLDERS

3.1	Annual Meetings. The Shareholders of the Corporation shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2	Special Meetings.

(a)            The Board, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Shareholders of the Corporation at any time for any purpose or purposes. As set forth in the Certificate of Formation, special meetings of the Shareholders shall also be called by the Secretary on the written request of the holders of not less than 50% of the Corporation’s then outstanding shares of capital stock entitled to vote at such meeting (the “Requisite Percentage”), which request must comply with this Section 3.2. (such request, a “Special Meeting Request”). Special meetings of the Shareholders of the Corporation may not be called by any other Person or Persons. The only business which may be conducted at a special meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter or matters described in the notice of the meeting.

(b)            To be in proper written form, a Special Meeting Request must be in writing, signed and dated by each Shareholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such shareholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Shareholder”); (ii) be delivered in person or by registered mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation; (iii) specify in reasonable detail the specific purpose(s) of and the business proposed to be conducted at the special meeting and the reasons the Requesting Shareholder is proposing such business; (iv) suggest a date for the special meeting, which date shall be no fewer than 30 and no more than 120 days from the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; and (v) contain the following information:

(i)            as to (A) each Requesting Shareholder and (B) the business or nomination desired to be brought before the special meeting, the information that would be set forth in a notice provided under Section 3.5 at an annual meeting of Shareholders (substituting “Requesting Shareholder” in all cases where “Proponent” appears is in Section 3.5, as applicable);

(ii)           a representation that a representative of the Requesting Shareholders intends to appear in person at the special meeting to present the proposal(s) or business to be brought before the special meeting;

(iii)          documentary evidence that the Requesting Shareholders had ownership of at least the Requisite Percentage of the shares of common stock issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares, as of the date of delivery of the Special Meeting Request to the Secretary; provided, however, that if any of the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Stockholders who are beneficial owners, stock ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary; and

D-2

(iv)            an agreement by the Requesting Shareholders to (A) notify the Corporation promptly in the event of any disposition prior to the time of the special meeting of any shares included within any Requesting Shareholder's stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary, (B) notify the Corporation promptly in the event of any material change prior to the time of the special meeting in any Requesting Shareholder's stock ownership, (C) timely provide to the Corporation any updates or supplements to the information provided in the Special Meeting Request at the times required by Section 3.5(c)(iii) of these Bylaws so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and (D) promptly provide any other information reasonably requested by the Corporation.

(c)            Special meetings of Shareholders shall be held at such date, time and location as determined by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than one hundred twenty (120) days after the Special Meeting Request is received by the Secretary of the corporation. Subject to the foregoing provisions of this Section 3.2, the record date for the special meeting of Shareholders shall be fixed in accordance with Section 3.12 below, and the Board of Directors shall provide notice of the special meeting of Shareholders in accordance with Section 3.4 below.

(d)            Notwithstanding the foregoing provisions of this Section 3.2, a special meeting requested by Shareholders shall not be called or held if: (i) the Special Meeting Request does not comply with this Section 3.2, or (ii) the request relates to an item of business that is not a proper subject for Shareholder action under applicable law, was made in a manner that involved a violation of applicable law, or otherwise does not comply with applicable law.

(e)            No business shall be presented by a Shareholder at a special meeting of Shareholders except business described in the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting additional matters to Shareholders at any special meeting. If the presiding person of a special meeting determines that business was not properly brought before the special meeting in accordance with these Bylaws, the presiding person shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(f)            In determining whether a special meeting of Shareholders has been requested by the holders of record of the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each such request identifies substantially the same business to be brought before the special meeting (as determined in good faith by the Board of Directors), and (ii) such requests have been dated and delivered to the Secretary within sixty (60) days of the Requested Record Date.

(g)            Any Shareholder may revoke a request for a special meeting at any time prior to the special meeting of Shareholders by written revocation delivered to the Secretary at the principal executive offices of the corporation. If, at any time after receipt by the Secretary of a proper request for a special meeting of Shareholders, there are no longer valid requests from Shareholders holding in the aggregate at least the Requisite Percentage, whether because of revoked requests, transfers of capital stock or otherwise, the Board of Directors, in its discretion, may cancel the special meeting.

D-3

(h)            The only business which may be conducted at a special meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter or matters described in the notice of the meeting.

3.3	Place of Meetings. The Shareholders shall hold all meetings at such places, within or without the State of Texas and including by means of remote communication as authorized by the TBOC, as the Board or a committee of the Board shall specify in the notice for such meetings.

3.4	Notice of Meetings. Except as otherwise required by law, the Board, Secretary, or a committee of the Board shall give notice of each meeting of Shareholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board, Secretary, or a committee of the Board shall deliver a notice to each Shareholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to each Shareholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to each Shareholder at its address as it appears on the records of the Corporation, or by transmitting a notice thereof to each Shareholder at such address by telegraph, telecopy, cable, wireless, or, upon consent of the Shareholder that has not been revoked, by an electronic transmission to any address or number of the Shareholder at which the Shareholder receives electronic transmissions. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Shareholder at its address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the Shareholder has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Shareholders shall state: (a) the place, date and hour of the meeting; (b)  the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and may vote at the meeting, (c) information on how to access the list of Shareholders entitled to vote at the meeting if the meeting is by means of remote communication; and (d) the purpose or purposes of the meeting.

3.5	Shareholder Proposals and Nominations.

(a)            No proposal for a vote at a meeting of the Shareholders (other than a proposal that appears in the Corporation’s proxy statement after compliance with the procedures set forth in Securities and Exchange Commission Rule 14a-8 or any successor provision) shall be submitted by a Shareholder (a “Shareholder Proposal”) to the Shareholders unless the Shareholder submitting such proposal (the “Proponent”) shall have filed with the President or Secretary a written notice setting forth with particularity:

(i)            the names and business addresses of the Proponent and all natural persons, corporations, partnerships, limited liability companies, business trusts, trusts, associations, organizations, estates, government or governmental subdivisions or agencies, or other legal entities (collectively, a “Person”) acting in concert with the Proponent, including any beneficial owner on whose behalf the proposal is being made;

(ii)           the name and address of the Proponent and the Persons identified in clause (i), if any, as they appear on the Corporation’s books;

D-4

(iii)          the class and number of shares of the Corporation which are, directly or indirectly, beneficially owned by the Proponent and by each Person identified in clause (i);

(iv)          a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Proponent;

(v)           a description of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such Proponent and each Person identified in clause (i), if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

(vi)          a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which such Proponent and each Person identified in clause (i), if any, has a right to vote any shares of any security of the Corporation;

(vii)         a description of any short interest in any security of the Corporation held by the Proponent and each Person identified in clause (i), if any (for purposes of this Bylaw a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

(viii)        a description of any rights to dividends on the shares of the Corporation owned beneficially by such Proponent and each Person identified in clause (i), if any, that are separated or separable from the underlying shares of the Corporation;

(ix)           a description of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proponent and such Person identified in clause (i), if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(x)            a description of any performance-related fees (other than an asset-based fee) that such Proponent and such Person identified in clause (i), if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any; and

(xi)            such other information as the Board reasonably determines is necessary or appropriate to enable the Board and Shareholders to consider the Shareholder Proposal.

All such information (A) is to be provided as of the date of such notice, including, without limitation, any such interests held by members of the immediate family (sharing the same household) of such Proponent and such Person identified in clause (i), if any, and (B) shall be supplemented by such Proponent and such Person identified in clause (i), if any, by written notice to the President or the Secretary not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date.

D-5

Such notice also shall include a representation (A) that such Proponent is a holder of record of capital stock of the Corporation entitled to vote at such meeting, (B) that such Proponent intends to appear in person or by proxy at such meeting to bring such business before the meeting, (C) that such Proponent will notify the Corporation in writing of the number of shares of capital stock of the Corporation owned of record and beneficially by such Proponent and such Person identified in clause 3.5(a)(i), if any, as of the record date for the meeting not later than ten (10) days after the record date for the meeting to disclose such matters as of the record date, and (D) as to whether such Proponent and such Person identified in clause 3.5(a)(i), if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to adopt or approve the proposal and/or (2) otherwise to solicit proxies from Shareholders in support of such proposal.

(b)            If the Proponent does not appear or send a qualified representative to present the Shareholder Proposal at the relevant meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The presiding officer or director at any Shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with the procedures prescribed in these Bylaws or is otherwise not in accordance with law, and if it is so determined, such officer or director shall so declare at the meeting and the Shareholder Proposal shall be disregarded.

(c)            Only individuals who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by Shareholders in accordance with this Section 3.5, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of Shareholders at which directors are to be elected may be made by any Shareholder entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in this Section 3.5. Nominations by Shareholders shall be made by written notice (a “Nomination Notice”) filed with the President or Secretary, which shall set forth:

(i)            As to the Shareholder and the beneficial owner, if any, on whose behalf a nomination is made (A) the name and record address of such Shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Shareholder and such beneficial owner, if any, (C) a description of any Derivative Instrument, directly or indirectly owned beneficially by such Shareholder and such beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which such Shareholder and such beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by the Shareholder (for purposes of this Bylaw a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder and such beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Shareholder and such beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such Shareholder and such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, all such information to be provided as of the date of such notice, including, without limitation, any such interests held by members of such Shareholder’s and such beneficial owner’s, if any, immediate family sharing the same household, and (I) all other information relating to such Shareholder and such beneficial owner, if any, that would be required to be disclosed, whether in a proxy statement, other filings required to be made in connection with solicitations of proxies for election of directors in a contested election, or otherwise, in each case pursuant to Section 14 of the of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder;

D-6

(ii)           As to each individual whom the Shareholder proposes to nominate for election or reelection as a director at such meeting (A) all information relating to such individual that would be required to be disclosed, whether in a proxy statement, other filings required to be made in connection with solicitations of proxies for election of directors in a contested election, or otherwise, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (B) such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Shareholder and beneficial owner, if any, and their respective affiliates and associates, or any other Person or Persons (including their names) acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other Person or Persons (including their names) acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (D) any information that such Person would be required to disclose pursuant to clause (i) of this Section 3.5(c) if such Person were a Shareholder making a nomination, (E) an undertaking from such nominee to notify the Corporation in writing of any change in the information called for by the foregoing clauses (A), (B), (C) and (D) as of the record date for such meeting, by notice received by the President or Secretary at the principal executive offices of the Corporation not later than the tenth (10th) day following such record date, and (F) a completed and signed questionnaire, representation and agreement required by Section 3.5(d);

(iii)          an undertaking by the Shareholder and beneficial owner, if any, to notify the Corporation in writing of any change in the information called for by clauses (i) and (ii) as of the record date for such meeting, by notice received by the President or Secretary at the principal executive offices of the Corporation not later than the tenth (10th) day following such record date; and

D-7

(iv)          a representation (A) that the Shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (B) whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from Shareholders in support of such proposal or nomination.

(d)            To be eligible to be a nominee for election or reelection as a director of the Corporation, an individual must deliver (in accordance with the time periods prescribed for delivery of a Nomination Notice under Section 3.5(g)) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such individual and the background of any other Person on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request), that such individual (i) is not and will not become a party to (x) any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any Person or entity as to how such Individual, if elected as a director of the Corporation, will act or vote on any issue or question or issues or questions generally (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a director of the Corporation, with such individual’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement, or understanding with any Person other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed therein; and (iii) in the nominee’s individual capacity and on behalf of any Person on whose behalf the nomination is being made, would be in compliance, if the individual is elected as a director of the Corporation, and will comply with all applicable law and with the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics applicable to members of the Board, as well as all other applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(e)            The Corporation may also, as a condition of any such nomination being deemed properly brought before a meeting, require any proposed nominee to furnish (i) any information required pursuant to any undertaking delivered pursuant to Section 3.5(c) and (ii) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation (consistent with the rules of the Securities and Exchange Commission and with any director independence standards set forth in the Corporation’s Corporate Governance Guidelines) or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee.

(f)            If the nominating Shareholder does not appear or send a qualified representative to present the nomination proposal at the relevant meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. If the presiding officer or director at any Shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, he or she shall so declare to the meeting and the defective nomination shall be disregarded. A Shareholder seeking to nominate an individual to serve as a director must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this section.

D-8

(g)            If a Shareholder Proposal or Nomination Notice is to be submitted at an annual Shareholders’ meeting, it shall be delivered to, or mailed and received by, the President or Secretary at the principal executive office of the Corporation no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary of the date on which the Corporation filed its definitive proxy materials (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission for the prior year’s annual meeting of Shareholders; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed (other than as a result of adjournment) by more than sixty (60) days from the anniversary of the previous year’s annual meeting, a Shareholder Proposal or Nomination Notice must be so received no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Subject to Section 3.2 as to matters that may be acted upon at a special meeting of the Shareholders, if the Board has determined that directors are to be elected at a special meeting, and one or more director elections are included in the Corporation’s notice of meeting, in order to be timely, any Nomination Notice submitted for such special meeting of the Shareholders must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive office of the Corporation not more than 120 days prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the last to occur of (i) the day on which public disclosure of the date of such special meeting was first made by the Corporation and (ii) the day on which public disclosure of the nominees proposed by the Board to be elected at such meeting was first made by the Corporation. Notwithstanding anything in the forgoing to the contrary, in the event that the number of directors to be elected to the Board at the annual meeting of Shareholders is increased effective after the time period for which nominations would otherwise be due for such annual meeting, and there is no public disclosure by the Corporation naming all of the nominees for the additional directorships at least 100 days prior to the first anniversary of the date on which the Corporation filed its definitive proxy materials (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission for the preceding year’s annual meeting, a Shareholder’s notice required by this Section 3.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the President or Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Corporation. In no event shall the adjournment or postponement of an annual or special meeting (or any public announcement thereof) commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above. For purposes of this section, “public disclosure” or “public announcement” shall mean disclosure in a Current Report on Form 8-K (or any successor form), in another public filing with the Securities and Exchange Commission, or in a press release distributed through a widely circulated news or wire service, such as Dow Jones, Bloomberg, Business Wire, GlobeNewswire or PR Newswire.

3.6	Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a Person at any meeting shall constitute a waiver of notice of such meeting, except when the Person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Shareholders, directors or members of a committee of the Board.

D-9

3.7	Adjournment of Meeting. Any meeting of the Shareholders, whether or not a quorum is present, may be adjourned or recessed from time to time to some other time by the chairman of the meeting. When the chairman of the meeting or the Shareholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Shareholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Shareholder of record entitled to vote at the meeting.

3.8	Quorum. Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Shareholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn such meeting to another place, date or time. If the chairman of the meeting gives notice of any adjourned special meeting of Shareholders to all Shareholders entitled to vote thereat, stating that the minimum percentage of Shareholders for a quorum as provided by Texas law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

3.9	Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Corporation who is present, shall call to order any meeting of the Shareholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Corporation, the chairman shall appoint someone to act as the secretary of the meeting.

3.10	Conduct of Business. The chairman of any meeting of Shareholders shall determine the order of business and the rules, regulations and procedures for the conduct at the meeting, including such regulations of the manner of voting and the conduct of discussion as he or she deems in order.

3.11	List of Shareholders. Not later than the eleventh (11th) day before the date of each meeting of the Shareholders, an alphabetical list of the Shareholders entitled to vote at the meeting or at any adjournment of the meeting shall be prepared by or on behalf of the Corporation. This list must state the address of each Shareholder, the type of shares held by each Shareholder, the number of shares held by each Shareholder, and the number of votes that each Shareholder is entitled to if the number of votes is different from the number of shares held by each Shareholder. This list shall be kept on file at the registered office or principal executive office of the Corporation for at least ten (10) days before the date of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Shareholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Shareholders entitled to vote at the meeting and the number of shares each Shareholder holds.

A determination of Shareholders entitled to vote at any meeting of Shareholders pursuant to this Section shall apply to any adjournment thereof.

D-10

3.12	Fixing of Record Date. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Shareholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action. If the Board or a committee of the Board does not fix a record date for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts resolutions declaring a dividend or authorizing a determination of Shareholders for any other proper purpose.

3.13	Voting of Shares. Each Shareholder shall have one vote for every share of stock having voting rights registered in its name on the record date for the meeting. The Corporation shall not have the right to vote treasury stock of the Corporation, nor shall another corporation have the right to vote its stock of the Corporation if the Corporation holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Corporation in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Corporation shall have the right to vote such stock unless in the transfer on the books of the Corporation the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or such pledgee’s proxy, may represent such stock and vote thereon.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections of directors and, except when the law or Certificate of Formation requires otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter shall determine all other matters.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

The Shareholders may vote by voice vote on all matters. Upon demand by a Shareholder entitled to vote, or such Shareholder’s proxy, the Shareholders shall vote by ballot. In that event, each ballot shall state the name of the Shareholder or proxy voting, the number of shares voted and such other information as the Corporation may require under the procedure established for the meeting.

3.14	Inspectors. At any meeting in which the Shareholders vote by ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of its ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Corporation. An inspector need not be a Shareholder of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which he or she has a material interest.

D-11

3.15	Proxies. A Shareholder may exercise any voting rights in person or by such Shareholder’s proxy appointed by an instrument in writing, which such Shareholder or such Shareholder’s authorized attorney-in-fact has subscribed and which the proxy has delivered to the secretary of the meeting pursuant to the manner prescribed by law.

Unless a proxy provides otherwise, it is not valid more than 11 months after its date. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Shareholder who previously has given a proxy shall not have the effect of revoking the same unless such Shareholder notifies the Secretary in writing prior to the voting of the proxy.

ARTICLE 4.

BOARD OF DIRECTORS

4.1	General Powers. The Board shall manage the property, business and affairs of the Corporation.

4.2	Number. The number of directors who shall constitute the Board shall equal not less than one nor more than 15, as the Board may determine by resolution from time to time.

4.3	Classification. The Board shall be divided into classes pursuant to the terms and provisions of the Certificate of Formation.

4.4	Election of Directors and Term of Office. The Shareholders of the Corporation shall elect the directors up for election at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his or her death, resignation, retirement, removal, or disqualification, or until his or her successor shall have been elected and qualified.

4.5	Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any resignation shall take effect upon receipt or at the time specified in the notice.

Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.6	Removal. Shareholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director at any time but only for cause.

4.7	Vacancies. A majority of the remaining directors, although less than a quorum, or a sole remaining director may fill any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause. In addition to the foregoing and subject to the rights of the holders of any class of stock separately entitled to elect one or more directors, vacancies may also be filled by election at an annual or special meeting of Shareholders called for that purpose. Any director elected to fill a vacancy (other than if such vacancy was a result of an increase in the number of directors) shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director elected to fill a vacancy resulting from an increase in the number of directors shall hold office until the next meeting of Shareholders held for the purpose of electing one or more directors and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. However, notwithstanding the foregoing, during a period between two successive annual meetings of Shareholders, the Board may not fill more than two vacancies created by an increase in the number of directors.

D-12

4.8	Chairman and Vice Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time. The Vice Chairman shall assume the duties of the Chairman, including presiding at all meetings of the Board, in his or her absence. The Chairman shall set the agendas at the meetings of the Board in consultation with the Vice Chairman and the Chief Executive Officer.

4.9	Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

ARTICLE 5.

MEETINGS OF DIRECTORS

5.1	Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2	Place of Meetings. The Board may hold any of its meetings in or out of the State of Texas, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3	Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

5.4	Special Meetings. The Chairman of the Board, the Vice Chairman, the Chief Executive Officer or one-half of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Texas as the place for the meeting or hold the meeting by means of remote communication.

5.5	Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by electronic transmission or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

D-13

5.6	Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a director’s presence at a meeting shall constitute a waiver of notice of such meeting.

5.7	Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors meeting.

5.8	Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such.

5.9	Action by Consent. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

ARTICLE 6.

COMMITTEES

6.1	Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2	Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3	Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4	Authority. Any committee, to the extent the Board provides and subject to any limitation set forth in the TBOC, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the affixation of the Corporation’s seal to all instruments which may require or permit it.

D-14

6.5	Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

ARTICLE 7.

OFFICERS

7.1	Officers of the Corporation. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time, including a Chief Financial Officer and a Chief Operating Officer. The same person may hold at the same time any two or more offices.

7.2	Election and Term. The Board shall elect the officers of the Corporation. Each officer shall hold office until his or her death, resignation, retirement, removal or disqualification, or until his or her successor shall have been elected and qualified.

7.3	Compensation of Officers. The Board shall fix the compensation of all officers of the Corporation. No officer shall serve the Corporation in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4	Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5	Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6	Bond. The Board may require by resolution any officer, agent, or employee of the Corporation to give bond to the Corporation, with sufficient sureties conditioned on the faithful performance of the duties of his or her respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7	Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the Board’s control, shall supervise, direct and have general charge and control over all of the business, property and affairs of the Corporation. The Chief Executive Officer shall also be responsible for driving the strategic objectives of the Corporation, subject to the authority of the Board. Except as may be specified by the Board, the Chief Executive Officer shall have the power to enter into contracts and make commitments on behalf of the Corporation and shall have the right to execute deeds, mortgages, bonds, contracts and other instruments necessary or proper to be executed in connection with the Corporation’s regular business and may authorize any other officer of the Corporation, to sign, execute and acknowledge such documents and instruments in his or her place and stead. However, the Chief Executive Officer shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Corporation to sign and execute. In general, the Chief Executive Officer shall perform all duties incident to the office of the Corporation’s principal executive officer and such other duties as the Board may prescribe from time to time.

D-15

7.8	President. The President shall be an executive officer reporting on a straight line to the Chief Executive Officer. The President shall have such authority as designated by the Chief Executive Officer or the Board and shall otherwise assist the Chief Executive Officer in the supervision, direction and active management of the business, property and affairs of the Corporation. In the absence of the Chief Executive Officer or in the event of his or her death, inability of refusal to act, the President, unless the Board determines otherwise, shall perform the duties of the Chief Executive Officer.

7.9	Vice Presidents. A Vice President shall perform such duties as the Chief Executive Officer or the Board may assign to him or her from time to time.

7.10	Secretary. The Secretary shall (a) keep the minutes of the meetings of the Shareholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Corporation, (d) affix the seal of the Corporation to all documents which the Board has authorized execution on behalf of the Corporation under seal, (e) maintain a register of the address of each Shareholder of the Corporation, (f) sign, with the Chief Executive Officer, President, a Vice President, or any other officer or agent of the Corporation which the Board has authorized, certificates for shares of the Corporation, (g) have charge of the share transfer books of the Corporation, and (h) perform all duties which the Chief Executive Officer or the Board may assign to him or her from time to time.

7.11	Assistant Secretaries. In the absence of the Secretary or in the event of his or her death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the Chief Executive Officer, Secretary or Board may assign from time to time.

7.12	Treasurer. The Treasurer (or if there is one, the Chief Financial Officer) shall (a) have responsibility for all funds and securities of the Corporation, (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, (c) deposit all moneys in the name of the Corporation in depositories which the Board selects, and (d) perform all of the duties which the Chief Executive Officer or the Board may assign to him or her from time to time.

7.13	Assistant Treasurers. In the absence of the Treasurer or in the event of his or her death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the Chief Executive Officer, or the Board may assign to him or her from time to time.

7.14	Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

D-16

7.15	Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the Chief Executive Officer shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Shareholders of or with respect to any action of Shareholders of any other corporation in which the Corporation holds securities. Furthermore, unless the Board directs otherwise, the Chief Executive Officer shall exercise any and all rights and powers which the Corporation possesses by reason of its ownership of securities in another corporation.

7.16	Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE 8.

CONTRACTS, LOANS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1	Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board may make such authorization general or special.

8.2	Loans. Unless the Board has authorized such action, no officer or agent of the Corporation shall contract for a loan on behalf of the Corporation or issue any evidence of indebtedness in the Corporation’s name.

8.3	Drafts. The Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Corporation.

8.4	Deposits. The Treasurer shall deposit all funds of the Corporation not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Corporation, the Chief Executive Officer, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Corporation whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Corporation.

8.5	General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

D-17

ARTICLE 9.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1	Certificates for Shares. The shares of stock of the corporation may be issued in book-entry form or evidenced by certificates. However, every owner of stock of the Corporation shall have the right to receive a certificate or certificates certifying to the number and class of shares of the stock of the Corporation which such owner owns. The Board shall determine the form of the certificates for the shares of stock of the Corporation. The Secretary, transfer agent, or registrar of the Corporation shall number the certificates representing shares of the stock of the Corporation in the order in which the Corporation issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Corporation. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Corporation issues the certificate, the Corporation may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Corporation shall keep a record in the stock transfer books of the Corporation of the names and addresses of the Persons owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Corporation shall cancel every certificate surrendered to the Corporation for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Corporation shall not issue a new certificate in exchange for an existing certificate until the existing certificate has been cancelled.

9.2	Transfer of Shares. A holder of record of shares of the Corporation’s stock, or such holder’s attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Corporation, may transfer such holder’s shares only on the stock transfer books of the Corporation. Such person shall furnish to the Secretary, transfer agent, or registrar of the Corporation proper evidence of such person’s authority to make the transfer and shall properly endorse and surrender for cancellation any existing certificate or certificates for such shares. Whenever a holder of record of shares of the Corporation’s stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Corporation shall state such fact in the entry of transfer if the transferor and the transferee request.

9.3	Lost Certificates. The Corporation may direct the Secretary, transfer agent, or registrar of the Corporation to issue a new certificate to any holder of record of shares of the Corporation’s stock claiming that such holder has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Corporation, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Corporation a bond of indemnity in such form and amount as the Board may direct.

9.4	Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5	Holder of Record. The Corporation may treat as absolute owners of shares the Person in whose name the shares stand of record as if that Person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other Person appearing upon its record or upon the share certificate. However, the Corporation may treat any Person furnishing proof of such Person’s appointment as a fiduciary as if such Person were the holder of record of the shares.

D-18

9.6	Treasury Shares. Treasury shares of the Corporation shall consist of shares which the Corporation has issued and thereafter acquired but not retired. Treasury shares shall not carry voting or dividend rights.

ARTICLE 10.

INDEMNIFICATION

10.1	Actions Other Than by or In the Right of the Corporation. Subject to the other provisions of this Article 10, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or representative of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person (a) with respect to conduct in the person’s official capacity with the corporation, acted in good faith in a manner such person reasonably believed to be in the best interests of the Corporation, (b) with respect to all other conduct, acted in good faith in a manner such person reasonably believed was not opposed to the best interests of the Corporation and, (c) with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. Any indemnification under this Section 8.1 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

10.2	Actions By or In the Right of the Corporation. Subject to the other provisions of this Article 10, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or representative of another corporation, partnership, joint venture, trust or other enterprise, or as a member or any committee or similar body, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person (a) with respect to conduct in the person’s official capacity with the corporation, acted in good faith in a manner such person reasonably believed to be in the best interests of the Corporation, and (b) with respect to all other conduct, acted in good faith in a manner such person reasonably believed was not opposed to the best interests of the Corporation. Any indemnification under this Section 10.2 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

10.3	Determination of Right to Indemnification; Limitations; Claims.

(a)            The Corporation shall not indemnify any person under Section 10.01 or Section 10.02, in the absence of a court order, unless authorized in the specific case upon a determination that the director or officer has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02. Such determination shall be made, with respect to a person who is a director or officer at the time of determination, (i) by a majority vote of the directors who at the time of the vote are disinterested and independent, even if less than a quorum, or (ii) by a majority vote of a committee of directors who at the time of the vote are disinterested and independent and have been designated by majority vote of directors who at the time of such designation are disinterested and independent, even if less than a quorum, or (iii) special legal counsel selected by majority vote of the directors who at the time are disinterested and independent or a committee thereof appointed in accordance with clause (2), or (iv) by the Shareholders.

D-19

(b)            The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not create, of itself, a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such person’s conduct was unlawful.

(c)            No indemnification of any person shall be made in respect of any action, suit or proceeding initiated by such person unless such action, suit or proceeding was authorized by the Board, except as (i) provided in Section 10.3(e), (ii) provided by the Corporation, in its sole discretion, or (iii) as otherwise required by applicable law.

(d)            If any person is found liable to the Corporation or is found liable on the basis that such person received an improper personal benefit, then indemnification under this Article 10 is limited to the reimbursement of reasonable expenses actually incurred by such person in connection with the applicable action, claim or proceeding; provided, no such reimbursement of expenses will be available if such person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the Corporation, (ii) breach of the duty of loyalty owed to the Corporation, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed to the Corporation.

(e)            If a claim for indemnification or advancement of expenses is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the TBOC for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

10.4	Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article 10, to the extent that a present or former director or officer of the Corporation has been wholly successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.01 or Section 10.02 of these Bylaws, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses (including attorneys’ fees) which he or she actually and reasonably has incurred in connection therewith.

D-20

10.5	Advance of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director in defending an action or proceeding referred to in this Article 10 may be paid by the Corporation in advance of the final disposition of such action or proceeding upon his or her delivery to the Board of (A) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification, and (B) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

10.6	Other Rights and Remedies. The indemnification provided by this Article 10 shall not be deemed exclusive and is declared expressly to be nonexclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of Shareholders or disinterested directors or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while holding such office. In addition, the indemnification, provided by this Article 10 shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.7	Indemnification of Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees, agents and any other persons to the extent not prohibited by the TBOC or other applicable law. The Board of Directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board of Directors determines.

10.8	Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Shareholder, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provision of this Article 10 or applicable law.

10.9	Constituent Corporations. For the purposes of this Article 10, references to “the Corporation” include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall stand in the same position under the provisions of this Article 10 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its existence had continued.

10.10	Other Insurance. The Corporation shall reduce the amount of the indemnification of any person pursuant to the provisions of this Article 10 by the amount which such person collects as indemnification (a) under any policy of insurance which the Corporation purchased and maintained on such person’s behalf or (b) from another corporation, partnership, joint venture, trust or other enterprise.

D-21

10.11	Public Policy. Nothing contained in this Article 10, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable state or Federal law.

ARTICLE 11.

TAKEOVER OFFERS

11.1	Takeover Offers. In the event the Corporation receives a takeover offer, the Board shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Corporation’s Shareholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.

NOTICES

12.1	General. Whenever these Bylaws require notice to any Shareholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram or an electronic transmission (in the case of a Shareholder to the extent such Shareholder has consented to receive such notice by electronic transmission) addressed to such Shareholder, director, officer or agent at such person’s address on the books of the Corporation. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

12.2	Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

ARTICLE 13.

MISCELLANEOUS

13.1	Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Corporation may use such facsimile signatures of any officer or officers, agents or agent, of the Corporation as the Corporation may authorize.

13.2	Corporate Seal. The Board may provide for a suitable seal containing the name of the Corporation, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

13.3	Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Corporation.

13.4	Conflicts with Applicable Law or Certificate of Formation. These Bylaws are adopted subject to any applicable law and the Certificate of Formation. Whenever these Bylaws may conflict with any applicable law or the Certificate of Formation, such conflict shall be resolved in favor of such law or the Certificate of Formation.

D-22

ARTICLE 14.

AMENDMENTS

Subject to the provisions of the Certificate of Formation, the Shareholders or the Board may amend or repeal these Bylaws at any meeting if notice thereof is contained in the notice for such meeting.

ARTICLE 15.

FORUM SELECTION

Pursuant to Article XV of the Certificate of Formation and unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Fort Worth Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or Shareholder of the Corporation to the Corporation or the Corporation’s Shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (e) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (f) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (g) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Article 15, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Article 15 is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Fort Worth Division) (a “Foreign Action”) by or in the name of any Shareholder, such Shareholder shall be deemed to have notice of, and have consented to, (y) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Fort Worth Division) in connection with any action brought in any such court to enforce this Article 15 and (z) having service of process made upon such Shareholder in any such action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Article 15 with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

D-23

APPENDIX E

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

FIRSTCASH HOLDINGS, INC.

FirstCash Holdings, Inc., a Delaware corporation (the "Corporation"), which is the name under which the corporation was originally incorporated by filing the original certificate of incorporation with the Secretary of State of the State of Delaware on October 21, 2021, hereby adopts the following Amended and Restated Certificate of Incorporation pursuant to Sections 242 and 245 of the Delaware General Corporation Law:

ARTICLE I

The name of the Corporation shall be FirstCash Holdings, Inc.

ARTICLE II

The address of the Corporation's registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, and the name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

The period of duration of the Corporation is perpetual.

ARTICLE V

The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 consisting of 90,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the board of directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

E-1

ARTICLE VI

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors consisting of not less than one nor more than 15 directors, the exact number of directors to be determined from time to time by resolution adopted by the board of directors. The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. The term of office of the Class III directors will expire at the annual meeting of stockholders next ensuing; the term of the Class II directors will expire one year thereafter; and the term of office of the Class I directors will expire two years thereafter. Beginning with the next annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.     Any vacancy on the board of directors howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director.     Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the board of directors pursuant to Article V hereof, and such directors so elected shall not be divided into classes pursuant to this Article VI, unless expressly provided by such terms.

Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article VI as one class.

The foregoing Article may be amended, altered, repealed or rescinded by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding stock of the Corporation entitled to vote.

ARTICLE VII

Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the stockholders pursuant to the Delaware General Corporation Law.

E-2

ARTICLE VIII

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit.

ARTICLE IX

(a)           Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

E-3

(b)          If a claim under paragraph (a) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.      Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)           The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(d)           The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Law.

ARTICLE X

Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders, except as the provisions of the Law shall otherwise require.

ARTICLE XI

The appraisal rights afforded by Section 262 of the Law, subject to the duties and limitations therein contained, shall attach to any proposed amendment of this Certificate of Incorporation which shall attempt to impose, directly or indirectly, personal liability for the debts of the Corporation on any stockholder or stockholders.

E-4

ARTICLE XII

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class or creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE XIII

In furtherance of, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

ARTICLE XIV

The Corporation reserves the right to repeal, alter, amend, or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE XV

The foregoing Amended and Restated Certificate of Incorporation was proposed by the board of directors and adopted by the stockholders in the manner and by the vote prescribed by Section 242 of the Delaware General Corporation Law.

E-5

IN WITNESS WHEREOF, the undersigned Delaware corporation has caused this Amended and Restated Certificate of Amendment to be signed by its Chief Executive Officer this 16th day of December 2021.

FirstCash Holdings, Inc.

/s/ Rick L. Wessel
Rick L. Wessel
Chief Executive Officer

E-6

APPENDIX F

AMENDED AND RESTATED

BYLAWS

OF

FIRSTCASH HOLDINGS, INC.

(a Delaware corporation)

ARTICLE 1.

DEFINITIONS

1.1	Definitions. Unless the context clearly requires otherwise, in these Bylaws:

(a)           “Board” means the board of directors of the Corporation.

(b)           “Bylaws” means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

(c)           “Certificate of Incorporation” means the Certificate of Incorporation of FirstCash Holdings, Inc. as filed with the Secretary of State of the State of Delaware and includes all amendments thereto and restatements thereof subsequently filed.

(d)           “Corporation” means FirstCash Holdings, Inc.

(e)           “Section” refers to sections of these Bylaws.

(f)           “Stockholder” means the stockholders of the Corporation.

1.2	Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Corporation.

ARTICLE 2.

OFFICES

2.1	Principal Office. The Corporation may locate its principal office within or without the state of incorporation as the Board may determine.

2.2	Registered Office. The registered office of the Corporation required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Corporation. The Board may change the address of the registered office from time to time.

F-1

2.3	Other Offices. The Corporation may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Corporation may require from time to time.

ARTICLE 3.

MEETINGS OF STOCKHOLDERS

3.1	Annual Meetings. The Stockholders of the Corporation shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2	Special Meetings. The Board, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Corporation at any time for any purpose or purposes. Special meetings of the Stockholders of the Corporation may not be called by any other person or persons. The only business which may be conducted at a special meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter or matters described in the notice of the meeting.

3.3	Place of Meetings. The Stockholders shall hold all meetings at such places, within or without the State of Delaware, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

3.4	Notice of Meetings. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Corporation, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Corporation that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Corporation will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Corporation will maintain the list of Stockholders entitled to vote at the meeting.

3.5	Stockholder Proposals and Nominations.

(a)            No proposal for a vote at a meeting of the Stockholders (other than a proposal that appears in the Corporation’s proxy statement after compliance with the procedures set forth in Securities and Exchange Commission Rule 14a-8 or any successor provision) shall be submitted by a Stockholder (a “Stockholder Proposal”) to the Stockholders unless the Stockholder submitting such proposal (the “Proponent”) shall have filed a written notice setting forth with particularity:

(i)              the names and business addresses of the Proponent and all natural persons, corporations, partnerships, trusts or any other type of legal entity or recognized ownership vehicle (collectively, a “Person”) acting in concert with the Proponent, including any beneficial owner on whose behalf the proposal is being made;

F-2

(ii)             the name and address of the Proponent and the Persons identified in clause (i), if any, as they appear on the Corporation’s books;

(iii)            the class and number of shares of the Corporation which are, directly or indirectly, beneficially owned by the Proponent and by each Person identified in clause (i);

(iv)            a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Proponent and

(v)             a description of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such Proponent and each Person identified in clause (i), if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

(vi)            a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which such Proponent and each Person identified in clause (i), if any, has a right to vote any shares of any security of the Corporation;

(vii)           a description of any short interest in any security of the Corporation held by the Proponent and each Person identified in clause (i), if any (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

(viii)          a description of any rights to dividends on the shares of the Corporation owned beneficially by such Proponent and each Person identified in clause (i), if any, that are separated or separable from the underlying shares of the Corporation;

(ix)            a description of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proponent and such Person identified in clause (i), if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

F-3

(x)              a description of any performance-related fees (other than an asset-based fee) that such Proponent and such Person identified in clause (i), if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any; and

(xi)             such other information as the Board reasonably determines is necessary or appropriate to enable the Board and Stockholders to consider the Stockholder Proposal,

all such information (A) is to be provided as of the date of such notice, including, without limitation, any such interests held by members of the immediate family (sharing the same household) of such Proponent and such Person identified in clause (i), if any, and (B) shall be supplemented by such Proponent and such Person identified in clause (i), if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date.

Such notice also shall include a representation (A) that such Proponent is a holder of record of capital stock of the Corporation entitled to vote at such meeting, (B) that such Proponent intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (C) that such Proponent will notify the Corporation in writing of the number of shares of capital stock of the Corporation owned of record and beneficially by such Proponent and such Person identified in clause 3.5(a)(i), if any, as of the record date for the meeting within five (5) business days following the later of the record date or the date notice of the record date is first publicly disclosed, and (D) as to whether such Proponent and such Person identified in clause 3.5(a)(i), if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to adopt or approve the proposal and/or (2) otherwise to solicit proxies from Stockholders in support of such proposal.

(b)            If the Proponent does not appear or send a qualified representative to present the Stockholder Proposal at the relevant meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The presiding officer or director at any Stockholders’ meeting may determine that any Stockholder Proposal was not made in accordance with the procedures prescribed in these Bylaws or is otherwise not in accordance with law, and if it is so determined, such officer or director shall so declare at the meeting and the Stockholder Proposal shall be disregarded.

F-4

(c)            Only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by Stockholders in accordance with this Section 3.5, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of Stockholders at which directors are to be elected may be made by any Stockholder entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in this Section 3.5. Nominations by Stockholders shall be made by written notice (a “Nomination Notice”), which shall set forth:

(i)              As to the Stockholder and the beneficial owner, if any, on whose behalf a nomination is made (A) the name and record address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Stockholder and such beneficial owner, if any, (C) a description of any Derivative Instrument, directly or indirectly owned beneficially by such Stockholder and such beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which such Stockholder and such beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by the Stockholder (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such Stockholder and such beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Stockholder and such beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such Stockholder and such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, all such information to be provided as of the date of such notice, including, without limitation, any such interests held by members of such Stockholder’s and such beneficial owner’s, if any, immediate family sharing the same household, and (I) all other information relating to such Stockholder and such beneficial owner, if any, that would be required to be disclosed, whether in a proxy statement, other filings required to be made in connection with solicitations of proxies for election of directors in a contested election, or otherwise, in each case pursuant to Section 14 of the of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder;

(ii)             As to each person whom the Stockholder proposes to nominate for election or reelection as a director at such meeting (A) all information relating to such person that would be required to be disclosed, whether in a proxy statement, other filings required to be made in connection with solicitations of proxies for election of directors in a contested election, or otherwise, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Stockholder and beneficial owner, if any, and their respective affiliates and associates, or any other person or persons (including their names) acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (including their names) acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (D) any information that such person would be required to disclose pursuant to clause (i) of this Section 3.5(c) if such person were a Stockholder making a nomination, (E) an undertaking from such nominee to notify the Corporation in writing of any change in the information called for by the foregoing clauses (A), (B), (C) and (D) as of the record date for such meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the tenth (10th) day following such record date, and (F) a completed and signed questionnaire, representation and agreement required by Section 3.5(d);

F-5

(iii)            an undertaking by the Stockholder and beneficial owner, if any, to notify the Corporation in writing of any change in the information called for by clauses (i) and (ii) as of the record date for such meeting, by notice received by the Secretary at the principal executive offices of the Corporation not later than the tenth (10th) day following such record date; and

(iv)            a representation (A) that the Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (B) whether the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from Stockholders in support of such proposal or nomination.

(d)            To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of a Nomination Notice under Section 3.5(g)) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request), that such person (i) is not and will not become a party to (x) any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question or issues or questions generally (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed therein; and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable law and with the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics applicable to members of the Board, as well as all other applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(e)            The Corporation may also, as a condition of any such nomination being deemed properly brought before a meeting, require any proposed nominee to furnish (i) any information required pursuant to any undertaking delivered pursuant to Section 3.5(c) and (ii) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation (consistent with the rules of the Securities and Exchange Commission and with any director independence standards set forth in the Corporation’s Corporate Governance Guidelines) or that could be material to a reasonable Stockholder’s understanding of the independence, or lack thereof, of such nominee.

F-6

(f)            If the nominating Stockholder does not appear or send a qualified representative to present the nomination proposal at the relevant meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation. If the presiding officer or director at any Stockholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, he or she shall so declare to the meeting and the defective nomination shall be disregarded. A Stockholder seeking to nominate a person to serve as a director must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this section.

(g)            If a Stockholder Proposal or Nomination Notice is to be submitted at an annual Stockholders’ meeting, it shall be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary of the date on which the Corporation filed its definitive proxy materials (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission for the prior year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed (other than as a result of adjournment) by more than sixty (60) days from the anniversary of the previous year’s annual meeting, a Stockholder Proposal or Nomination Notice must be so received no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Subject to Section 3.2 as to matters that may be acted upon at a special meeting of the Stockholders, if the Board has determined that directors are to be elected at a special meeting, and one or more director elections are included in the Corporation’s notice of meeting, in order to be timely, any Nomination Notice submitted for such special meeting of the Stockholders must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive office of the Corporation not more than 120 days prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the last to occur of (i) the day on which public disclosure of the date of such special meeting was first made by the Corporation and (ii) the day on which public disclosure of the nominees proposed by the Board to be elected at such meeting was first made by the Corporation. Notwithstanding anything in the forgoing to the contrary, in the event that the number of directors to be elected to the Board at the annual meeting of Stockholders is increased effective after the time period for which nominations would otherwise be due for such annual meeting, and there is no public disclosure by the Corporation naming all of the nominees for the additional directorships at least 100 days prior to the first anniversary of the date on which the Corporation filed its definitive proxy materials (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission for the preceding year’s annual meeting, a Stockholder’s notice required by this Section 3.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Corporation. In no event shall the adjournment or postponement of an annual or special meeting (or any public announcement thereof) commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. For purposes of this section, “public disclosure” or “public announcement” shall mean disclosure in a Current Report on Form 8-K (or any successor form), in another public filing with the Securities and Exchange Commission, or in a press release distributed through a widely circulated news or wire service, such as Dow Jones, Bloomberg, Business Wire, GlobeNewswire, or PR Newswire.

F-7

3.6	Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.7	Adjournment of Meeting. Any meeting of the Stockholders, whether or not a quorum is present, may be adjourned or recessed from time to time to some other time by the chairman of the meeting. When the chairman of the meeting or the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.8	Quorum. Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn such meeting to another place, date or time. If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of Stockholders for a quorum as provided by Delaware law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

3.9	Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Corporation, the chairman shall appoint someone to act as the secretary of the meeting.

3.10	Conduct of Business. The chairman of any meeting of Stockholders shall determine the order of business and the rules, regulations and procedures for the conduct at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11	List of Stockholders. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Corporation shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

F-8

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.12	Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action. If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.13	Voting of Shares. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting. The Corporation shall not have the right to vote treasury stock of the Corporation, nor shall another corporation have the right to vote its stock of the Corporation if the Corporation holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Corporation in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Corporation shall have the right to vote such stock unless in the transfer on the books of the Corporation the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections and, except when the law or Certificate of Incorporation requires otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such matter shall determine all other matters.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

The Stockholders may vote by voice vote on all matters. Upon demand by a Stockholder entitled to vote, or his proxy, the Stockholders shall vote by ballot. In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Corporation may require under the procedure established for the meeting.

3.14	Inspectors. At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Corporation. An inspector need not be a Stockholder of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

F-9

3.15	Proxies. A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of three years after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed three years) or limits its use to a particular meeting. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

ARTICLE 4.

BOARD OF DIRECTORS

4.1	General Powers. The Board shall manage the property, business and affairs of the Corporation.

4.2	Number. The number of directors who shall constitute the Board shall equal not less than one nor more than 15, as the Board may determine by resolution from time to time.

4.3	Classification. The Board of Directors shall be divided into classes pursuant to the terms and provisions of the Certificate of Incorporation.

4.4	Election of Directors and Term of Office. The Stockholders of the Corporation shall elect the directors up for election at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.5	Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any resignation shall take effect upon receipt or at the time specified in the notice.

Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.6	Removal. Stockholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director at any time but only for cause.

4.7	Vacancies. A majority of the remaining directors, although less than a quorum, or a sole remaining director may fill any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

F-10

4.8	Chairman and Vice Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time. The Vice Chairman shall assume the duties of the Chairman, including presiding at all meetings of the Board, in his absence. The Chairman shall set the agendas at the meetings of the Board in consultation with the Vice Chairman and the Chief Executive Officer.

4.9	Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

ARTICLE 5.

MEETINGS OF DIRECTORS

5.1	Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2	Place of Meetings. The Board may hold any of its meetings in or out of the State of Delaware, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3	Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

5.4	Special Meetings. The Chairman of the Board, the Vice Chairman, the Chief Executive Officer or one-half of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Delaware as the place for the meeting.

5.5	Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by electronic transmission or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

F-11

5.6	Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a director’s presence at a meeting shall constitute a waiver of notice of such meeting.

5.7	Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors meeting.

5.8	Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such.

5.9	Action by Consent. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

ARTICLE 6.

COMMITTEES

6.1	Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2	Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3	Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4	Authority. Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the affixation of the Corporation’s seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution of the Corporation, or amending these Bylaws of the Corporation. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

F-12

6.5	Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

ARTICLE 7.

OFFICERS

7.1	Officers of the Corporation. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time, including a Chief Financial Officer and a Chief Operating Officer. The same person may hold at the same time any two or more offices.

7.2	Election and Term. The Board shall elect the officers of the Corporation. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

7.3	Compensation of Officers. The Board shall fix the compensation of all officers of the Corporation. No officer shall serve the Corporation in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4	Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5	Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6	Bond. The Board may require by resolution any officer, agent, or employee of the Corporation to give bond to the Corporation, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7	Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the Board’s control, shall supervise, direct and have general charge and control over all of the business, property and affairs of the Corporation. The Chief Executive Officer shall also be responsible for driving the strategic objectives of the Corporation, subject to the authority of the Board. Except as may be specified by the Board, the Chief Executive Officer shall have the power to enter into contracts and make commitments on behalf of the Corporation and shall have the right to execute deeds, mortgages, bonds, contracts and other instruments necessary or proper to be executed in connection with the Corporation’s regular business and may authorize any other officer of the Corporation, to sign, execute and acknowledge such documents and instruments in his place and stead. However, the Chief Executive Officer shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Corporation to sign and execute. In general, the Chief Executive Officer shall perform all duties incident to the office of the Corporation’s principal executive officer and such other duties as the Board may prescribe from time to time.

F-13

7.8	President. The President shall be an executive officer reporting on a straight line to the Chief Executive Officer. The President shall have such authority as designated by the Chief Executive Officer or the Board and shall otherwise assist the Chief Executive Officer in the supervision, direction and active management of the business, property and affairs of the Corporation. In the absence of the Chief Executive Officer or in the event of his death, inability of refusal to act, the President, unless the Board determines otherwise, shall perform the duties of the Chief Executive Officer.

7.9	Vice Presidents. A Vice President shall perform such duties as the Chief Executive Officer or the Board may assign to him from time to time.

7.10	Secretary. The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Corporation, (d) affix the seal of the Corporation to all documents which the Board has authorized execution on behalf of the Corporation under seal, (e) maintain a register of the address of each Stockholder of the Corporation, (f) sign, with the Chief Executive Officer, President, a Vice President, or any other officer or agent of the Corporation which the Board has authorized, certificates for shares of the Corporation, (g) have charge of the stock transfer books of the Corporation, and (h) perform all duties which the Chief Executive Officer or the Board may assign to him from time to time.

7.11	Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the Chief Executive Officer, Secretary or Board may assign from time to time.

7.12	Treasurer. The Treasurer (or if there is one, the Chief Financial Officer) shall (a) have responsibility for all funds and securities of the Corporation, (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, (c) deposit all moneys in the name of the Corporation in depositories which the Board selects, and (d) perform all of the duties which the Chief Executive Officer or the Board may assign to him from time to time.

7.13	Assistant Treasurers. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the Chief Executive Officer, or the Board may assign to him from time to time.

7.14	Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

F-14

7.15	Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the Chief Executive Officer shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Stockholders of or with respect to any action of Stockholders of any other corporation in which the Corporation holds securities. Furthermore, unless the Board directs otherwise, the Chief Executive Officer shall exercise any and all rights and powers which the Corporation possesses by reason of its ownership of securities in another corporation.

7.16	Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE 8.

CONTRACTS, LOANS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1	Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board may make such authorization general or special.

8.2	Loans. Unless the Board has authorized such action, no officer or agent of the Corporation shall contract for a loan on behalf of the Corporation or issue any evidence of indebtedness in the Corporation’s name.

8.3	Drafts. The Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Corporation.

8.4	Deposits. The Treasurer shall deposit all funds of the Corporation not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Corporation, the Chief Executive Officer, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Corporation whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Corporation.

8.5	General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

F-15

ARTICLE 9.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1	Certificates for Shares. Every owner of stock of the Corporation shall have the right to receive a certificate or certificates, certifying to the number and class of shares of the stock of the Corporation which he owns. The Board shall determine the form of the certificates for the shares of stock of the Corporation. The Secretary, transfer agent, or registrar of the Corporation shall number the certificates representing shares of the stock of the Corporation in the order in which the Corporation issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Corporation. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Corporation issues the certificate, the Corporation may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Corporation shall keep a record in the stock transfer books of the Corporation of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Corporation shall cancel every certificate surrendered to the Corporation for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Corporation shall not issue a new certificate in exchange for an existing certificate until he has cancelled the existing certificate.

9.2	Transfer of Shares. A holder of record of shares of the Corporation’s stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Corporation, may transfer his shares only on the stock transfer books of the Corporation. Such person shall furnish to the Secretary, transfer agent, or registrar of the Corporation proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his exiting certificate or certificates for such shares. Whenever a holder of record of shares of the Corporation’s stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Corporation shall state such fact in the entry of transfer if the transferor and the transferee request.

9.3	Lost Certificates. The Corporation may direct the Secretary, transfer agent, or registrar of the Corporation to issue a new certificate to any holder of record of shares of the Corporation’s stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Corporation, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Corporation a bond of indemnity in such form and amount as the Board may direct.

9.4	Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5	Holder of Record. The Corporation may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Corporation may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

F-16

9.6	Treasury Shares. Treasury shares of the Corporation shall consist of shares which the Corporation has issued and thereafter acquired but not retired. Treasury shares shall not carry voting or dividend rights.

ARTICLE 10.

INDEMNIFICATION

10.1	Actions Other Than by or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Stockholder, director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not create, of itself, a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

10.2	Actions By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Stockholder, director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Stockholder, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a member or any committee or similar body, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, except that the Corporation shall make no indemnification in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

F-17

10.3	Determination of Right to Indemnification. The Corporation shall not indemnify any person under Section 10.01 or Section 10.02, in the absence of a court order, unless authorized in the specific case upon a determination that the director, officer, employee or agent has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02. One of the following shall make the determination: (a) the Board, by a majority vote of a quorum of directors not a party to the action, suit or proceeding; (b) absent a quorum or at the direction of a quorum of disinterested directors, independent legal counsel, by a written opinion; or (c) the Stockholders.

10.4	Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article 10, to the extent that a Stockholder, director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.01 or Section 10.02 of these Bylaws, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses (including attorneys’ fees) which he actually and reasonably has incurred in connection therewith.

10.5	Advance of Expenses. If the Corporation ultimately determines that the Corporation should not indemnify any person pursuant to the provisions of this Article 10, the Corporation nevertheless may pay his expenses incurred in defending an action or proceeding in advance of the final disposition of such action or proceeding upon specific authorization by the Board and upon his delivery to the Board of an undertaking to repay such amount.

10.6	Other Rights and Remedies. The indemnification provided by this Article 10 shall not be deemed exclusive and is declared expressly to be nonexclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of Stockholders or disinterested directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office. In addition, the indemnification, provided by this Article 10 shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.7	Insurance. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Stockholder, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article 10.

10.8	Constituent Corporations. For the purposes of this Article 10, references to “the Corporation” include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall stand in the same position under the provisions of this Article 10 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its existence had continued.

10.9	Other Insurance. The Corporation shall reduce the amount of the indemnification of any person pursuant to the provisions of this Article 10 by the amount which such person collects as indemnification (a) under any policy of insurance which the Corporation purchased and maintained on his behalf or (b) from another corporation, partnership, joint venture, trust or other enterprise.

F-18

10.10	Public Policy. Nothing contained in this Article 10, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable state or Federal law.

ARTICLE 11.

TAKEOVER OFFERS

In the event the Corporation receives a takeover offer, the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Corporation’s Stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.

NOTICES

12.1	General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram or an electronic transmission (in the case of a Stockholder to the extent such Stockholder has consented to receive such notice by electronic transmission) addressed to such Stockholder, director, officer or agent at his address on the books of the Corporation. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

12.2	Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

ARTICLE 13.

MISCELLANEOUS

13.1	Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Corporation may use such facsimile signatures of any officer or officers, agents or agent, of the Corporation as the Corporation may authorize.

13.2	Corporate Seal. The Board may provide for a suitable seal containing the name of the Corporation, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

F-19

13.3	Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Corporation.

ARTICLE 14.

AMENDMENTS

Subject to the provisions of the Certificate of Incorporation, the Stockholders or the Board may amend or repeal these Bylaws at any meeting.

F-20

APPENDIX G

Non-GAAP Financial Information

The Company uses certain financial calculations such as adjusted net income, adjusted diluted earnings per share and adjusted EBITDA as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than GAAP, primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP, and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly-titled measures of other companies.

The Company has adjusted the applicable financial calculations to exclude merger and acquisition expenses and amortization of acquired intangible assets, the CFPB litigation settlement and certain other income and expenses. The Company does not consider these items to be related to the organic operations of the Company’s businesses or its continuing operations and are generally not relevant to assessing or estimating the long-term performance of the Company. In addition, excluding these items allows for more accurate comparisons of the financial results to prior periods. Merger and acquisition expenses include incremental costs directly associated with merger and acquisition activities, including professional fees, legal expenses, severance, retention and other employee-related costs, contract breakage costs and costs related to the consolidation of technology systems and corporate facilities, among others.

Adjusted Net Income and Adjusted Diluted Earnings Per Share

Management believes the presentation of adjusted net income and adjusted diluted earnings per share provides investors with greater transparency and provides a more complete understanding of the Company’s financial performance and prospects for the future by excluding items that management believes are non-operating in nature and are not representative of the Company’s core operating performance. In addition, management believes the adjustments shown below are useful to investors in order to allow them to compare the Company’s financial results for the current periods presented with the prior periods presented.

The following table provides a reconciliation between net income and diluted earnings per share, calculated in accordance with GAAP, to adjusted net income and adjusted diluted earnings per share, which are shown net of tax (unaudited, in thousands, except per share amounts):

	Year Ended December 31,
	2025		2024		2023		2022		2021
	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share	In Thousands	Per Share
Net income and diluted earnings per share, as reported	$330,375	$7.42	$258,815	$5.73	$219,301	$4.80	$253,495	$5.36	$124,909	$3.04
Adjustments, net of tax:
Merger and acquisition expenses	12,271	0.27	1,706	0.04	6,089	0.13	2,878	0.06	11,872	0.29
Purchase accounting and other adjustments	41,055	0.92	38,289	0.85	54,341	1.19	82,432	1.74	37,278	0.91
CFPB litigation settlement	9,390	0.21	—	—	—	—	—	—	—	—
Gain on revaluation of contingent acquisition consideration	—	—	—	—	—	—	(90,035)	(1.91)	(13,761)	(0.33)
Other (income) expense, net	(2,949)	(0.06)	3,870	0.08	(2,857)	(0.06)	(3,033)	(0.06)	1,181	0.03
Adjusted net income and diluted earnings per share	$390,142	$8.76	$302,680	$6.70	$276,874	$6.06	$245,737	$5.19	$161,479	$3.94

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income before income taxes, depreciation and amortization, interest expense and interest income and adjusted EBITDA as EBITDA adjusted for certain items, as listed below, that management considers to be non-operating in nature and not representative of its actual operating performance. The Company believes EBITDA and adjusted EBITDA are commonly used by investors to assess a company’s financial performance, and adjusted EBITDA is used as a starting point in the calculation of the consolidated total debt ratio as defined in the Company’s senior unsecured notes. The following table provides a reconciliation of net income to EBITDA and adjusted EBITDA (unaudited, in thousands):

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net income	$330,375	$258,815	$219,301	$253,495	$124,909
Income taxes	117,188	83,961	73,548	70,138	41,593
Depreciation and amortization (1)	111,806	104,941	109,161	103,832	45,906
Interest expense	121,293	105,226	93,243	70,708	32,386
Interest income	(2,935)	(1,935)	(1,469)	(1,313)	(696)
EBITDA	677,727	551,008	493,784	496,860	244,098
Adjustments:
Merger and acquisition expenses	14,369	2,228	7,922	3,739	15,449
Purchase accounting and other adjustments (2)	—	—	13,968	50,354	46,362
CFPB litigation settlement	11,000	—	—	—	—
Gain on revaluation of contingent acquisition consideration	—	—	—	(109,549)	(17,871)
Other (income) expense, net	(4,707)	5,201	(3,942)	(4,060)	1,593
Adjusted EBITDA	$698,389	$558,437	$511,732	$437,344	$289,631

(1)	Includes $53.5 million, $49.7 million, $56.6 million, $56.7 million and $2.1 million of amortization expense related to identifiable intangible assets for 2025, 2024, 2023, 2022 and 2021, respectively.

(2)	The following table details AFF purchase accounting and other adjustments (in thousands):

	Year Ended December 31,
	2025	2024	2023	2022	2021
	Pre-tax	Pre-tax	Pre-tax	Pre-tax	Pre-tax
Amortization of fair value adjustment on acquired finance receivables	$—	$—	$—	$42,657	$1,708
Amortization of fair value adjustment on acquired leased merchandise	—	—	—	7,697	404
Provision for loan losses (establish initial allowance for expected lifetime credit losses for non-purchase credit deteriorated (”PCD”) loans)	—	—	—	—	44,250
Other non-recurring costs included in administrative expenses related to a discontinued finance product	—	—	13,968	—	—
Total AFF purchase accounting and other adjustments	$—	$—	$13,968	$50,354	$46,362

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94376-P48380 1a. Daniel E. Berce 1b. Mikel D. Faulkner 1c. Randel G. Owen For Withhold Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! FIRSTCASH HOLDINGS, INC. 1600 WEST 7TH STREET FORT WORTH, TX 76102 FIRSTCASH HOLDINGS, INC. Nominees: 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: 3. Approve, by non-binding vote, the compensation of named executive officers as described in the Proxy Statement. 4. Approve the reincorporation of the Company to the State of Texas by conversion. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To ratify the selection of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by FirstCash Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V94377-P48380 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. Continued and to be signed on reverse side REVOCABLE PROXY FIRSTCASH HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 9, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRSTCASH HOLDINGS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON THE REVERSE SIDE. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON THE REVERSE SIDE. IN THEIR DISCRETION, MESSRS. WESSEL AND ORR ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. The undersigned hereby appoints Rick L. Wessel and R. Douglas Orr, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of FirstCash Holdings, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of FirstCash Holdings, Inc. to be held at 1600 West 7th Street, Fort Worth, Texas 76102, on Tuesday, June 9, 2026, at 10:00 a.m. CDT, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes. This proxy will be voted for the choices specified; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.